EXHIBIT 99.1

FFMLT 05-FF2

Prepay speed as indicated
Libor forward curve as indicated
50% severity, 100% advance, 6 month recover lag Collateral losses calculated through life of applicable bond


Forward Curve

                               -----------------------------------------------------------------------------------------------------
                                                                               First Dollar Losses
------------------------------------------------------------------------------------------------------------------------------------

                                               50% PPC                  100% PPC                  150% PPC                    40 CPR
------------------------------------------------------------------------------------------------------------------------------------
         CDR                                      8.94                     10.59                     12.71                     13.39
         Yield                                  6.0112                    5.8670                    5.7256                    5.7296
         WAL                                     19.32                     11.57                      7.67                      7.66
    M5   Mod Durn                                11.52                      8.37                      6.18                      6.17
         Principal Window                Apr21 - Jan35             Aug14 - Jan35             Jul11 - Dec34             Jun11 - Dec34
         Principal Writedown        279,313.07 (0.97%)        163,216.86 (0.57%)         24,542.28 (0.09%)          4,308.72 (0.01%)
         Collateral Loss       336,696,066.45 (19.28%)   236,721,564.77 (13.55%)   195,833,141.50 (11.21%)   192,964,567.68 (11.05%)
------------------------------------------------------------------------------------------------------------------------------------


Forward Curve + 200bps

                               -----------------------------------------------------------------------------------------------------
                                                                              First Dollar Losses
------------------------------------------------------------------------------------------------------------------------------------
                                               50% PPC                  100% PPC                  150% PPC                    40 CPR
------------------------------------------------------------------------------------------------------------------------------------
         CDR                                      8.23                     10.24                     13.04                     13.96
         Yield                                  7.9191                    7.7466                    7.5588                    7.5593
         WAL                                     19.95                      11.7                      7.63                      7.59
    M5   Mod Durn                                10.14                      7.66                      5.75                      5.73
         Principal Window                Nov21 - Jan35             Sep14 - Jan35             Jun11 - Dec34             May11 - Dec34
         Principal Writedown         62,441.68 (0.22%)        152,340.75 (0.53%)         14,459.50 (0.05%)          7,635.65 (0.03%)
         Collateral Loss       319,739,559.85 (18.31%)   230,770,394.84 (13.21%)   200,162,635.14 (11.46%)   199,815,749.02 (11.44%)
------------------------------------------------------------------------------------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFMLT 05-FF2

Prepay speed as indicated
Libor forward curve as indicated
50% severity, 100% advance, 6 month recover lag Collateral losses calculated through life of applicable bond


Forward Curve

                               -----------------------------------------------------------------------------------------------------
                                                         First Dollar Losses
------------------------------------------------------------------------------------------------------------------------------------
                                               50% PPC                  100% PPC                  150% PPC                    40 CPR
------------------------------------------------------------------------------------------------------------------------------------
         CDR                                      6.80                      7.18                      7.90                      8.22
         Yield                                  6.9783                    6.9056                    6.7576                    6.7967
         WAL                                     21.92                     13.47                      8.95                      9.01
B2       Mod Durn                                11.46                       8.8                      6.68                      6.72
         Principal Window                Jan24 - Jan35             May16 - Jan35             Aug12 - Dec34             Sep12 - Jan35
         Principal Writedown         48,434.18 (0.24%)        150,310.40 (0.75%)        131,308.89 (0.65%)         48,460.38 (0.24%)
         Collateral Loss       278,458,405.72 (15.94%)    172,518,168.33 (9.88%)    129,308,706.41 (7.40%)    126,636,985.79 (7.25%)
------------------------------------------------------------------------------------------------------------------------------------


Forward Curve + 200bps

                               -----------------------------------------------------------------------------------------------------
                                                         First Dollar Losses
------------------------------------------------------------------------------------------------------------------------------------
                                               50% PPC                  100% PPC                  150% PPC                    40 CPR
------------------------------------------------------------------------------------------------------------------------------------
         CDR                                      6.16                      6.80                      8.11                      8.64
         Yield                                  8.7478                    8.6766                    8.4698                    8.4956
         WAL                                     22.68                     13.62                      8.91                      8.95
B2       Mod Durn                                10.14                      8.07                      6.24                      6.26
         Principal Window                Oct24 - Jan35             Jun16 - Jan35             Aug12 - Dec34             Aug12 - Jan35
         Principal Writedown        275,568.61 (1.37%)         50,295.85 (0.25%)         80,961.27 (0.40%)         24,041.99 (0.12%)
         Collateral Loss       260,211,791.19 (14.90%)    164,966,143.30 (9.45%)    132,428,131.19 (7.58%)    132,413,066.31 (7.58%)
------------------------------------------------------------------------------------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFMLT 05-FF2

100% deal prepay speed
Libor forward curve as indicated
55% severity, 100% advance, 6 month recover lag


                            Fwd Curve       Fwd + 200
Period           Date      Excess Spd      Excess Spd
 Total

     0      25-Apr-05
     1      25-May-05           2.090           2.091
     2      25-Jun-05           1.583           1.571
     3      25-Jul-05           1.666           1.638
     4      25-Aug-05           1.603           1.556
     5      25-Sep-05           1.602           1.534
     6      25-Oct-05           1.667           1.574
     7      25-Nov-05           1.602           1.911
     8      25-Dec-05           1.660           1.835
     9      25-Jan-06           1.586           2.114
    10      25-Feb-06           1.581           2.024
    11      25-Mar-06           1.801           1.730
    12      25-Apr-06           1.543           2.101
    13      25-May-06           1.598           2.014
    14      25-Jun-06           1.504           2.123
    15      25-Jul-06           1.576           2.005
    16      25-Aug-06           1.478           2.108
    17      25-Sep-06           1.456           2.104
    18      25-Oct-06           1.514           1.994
    19      25-Nov-06           1.423           2.092
    20      25-Dec-06           1.490           1.973
    21      25-Jan-07           2.837           1.510
    22      25-Feb-07           2.864           1.522
    23      25-Mar-07           3.576           2.179
    24      25-Apr-07           2.819           1.459
    25      25-May-07           3.025           1.638
    26      25-Jun-07           2.772           1.400
    27      25-Jul-07           3.120           2.201
    28      25-Aug-07           2.857           1.927
    29      25-Sep-07           2.832           1.892
    30      25-Oct-07           3.043           2.096
    31      25-Nov-07           2.782           1.829
    32      25-Dec-07           2.998           2.048
    33      25-Jan-08           3.082           2.670
    34      25-Feb-08           3.067           2.653
    35      25-Mar-08           3.677           3.340
    36      25-Apr-08           3.146           2.724
    37      25-May-08           3.416           3.029
    38      25-Jun-08           3.137           2.706
    39      25-Jul-08           3.348           2.922
    40      25-Aug-08           3.046           2.574
    41      25-Sep-08           3.037           2.589
    42      25-Oct-08           3.291           2.893
    43      25-Nov-08           2.996           2.559
    44      25-Dec-08           3.250           2.862
    45      25-Jan-09           2.993           2.650
    46      25-Feb-09           2.970           2.629
    47      25-Mar-09           3.844           3.703
    48      25-Apr-09           2.927           2.622
    49      25-May-09           3.176           2.935
    50      25-Jun-09           2.872           2.579
    51      25-Jul-09           3.166           2.965
    52      25-Aug-09           2.859           2.605
    53      25-Sep-09           2.833           2.595
    54      25-Oct-09           3.092           2.911
    55      25-Nov-09           2.786           2.558
    56      25-Dec-09           3.187           3.015
    57      25-Jan-10           2.907           2.680
    58      25-Feb-10           2.887           2.661
    59      25-Mar-10           3.786           3.735
    60      25-Apr-10           2.846           2.624
    61      25-May-10           3.048           2.751
    62      25-Jun-10           2.731           2.428
    63      25-Jul-10           3.024           2.783
    64      25-Aug-10           2.702           2.408
    65      25-Sep-10           2.676           2.386
    66      25-Oct-10           2.945           2.716
    67      25-Nov-10           2.625           2.343
    68      25-Dec-10           2.896           2.719
    69      25-Jan-11           2.600           2.370
    70      25-Feb-11           2.573           2.345
    71      25-Mar-11           3.501           3.457
    72      25-Apr-11           2.516           2.291
    73      25-May-11           2.790           2.623
    74      25-Jun-11           2.465           2.249
    75      25-Jul-11           2.763           2.606
    76      25-Aug-11           2.436           2.225
    77      25-Sep-11           1.786           1.659
    78      25-Oct-11           2.033           1.933
    79      25-Nov-11           1.714           1.589
    80      25-Dec-11           1.957           1.865
    81      25-Jan-12           1.668           1.554
    82      25-Feb-12           1.628           1.519
    83      25-Mar-12           2.189           2.163
    84      25-Apr-12           1.546           1.446
    85      25-May-12           1.782           1.712
    86      25-Jun-12           1.465           1.374
    87      25-Jul-12           1.733           1.667
    88      25-Aug-12           1.408           1.328
    89      25-Sep-12           1.364           1.292
    90      25-Oct-12           1.594           1.551
    91      25-Nov-12           1.275           1.215
    92      25-Dec-12           1.499           1.470
    93      25-Jan-13           1.209           1.159
    94      25-Feb-13           1.162           1.118
    95      25-Mar-13           2.053           2.145
    96      25-Apr-13           1.066           1.038
    97      25-May-13           1.277           1.281
    98      25-Jun-13           0.963           0.951
    99      25-Jul-13           1.199           1.214
   100      25-Aug-13           0.893           0.883
   101      25-Sep-13           0.866           0.837
   102      25-Oct-13           1.094           1.069
   103      25-Nov-13           0.809           0.741
   104      25-Dec-13           1.033           0.993
   105      25-Jan-14           0.768           0.712
   106      25-Feb-14           0.738           0.690
   107      25-Mar-14           1.629           1.701
   108      25-Apr-14           0.677           0.644
   109      25-May-14           0.885           0.884
   110      25-Jun-14           0.611           0.595
   111      25-Jul-14           0.841           0.846
   112      25-Aug-14           0.569           0.558
   113      25-Sep-14           0.542           0.534
   114      25-Oct-14           0.742           0.760
   115      25-Nov-14           0.483           0.479
   116      25-Dec-14           0.675           0.705
   117      25-Jan-15           0.433           0.447
   118      25-Feb-15           0.402           0.425
   119      25-Mar-15           1.260           1.386
   120      25-Apr-15           0.336           0.381
   121      25-May-15           0.505           0.589
   122      25-Jun-15           0.267           0.334
   123      25-Jul-15           0.444           0.546
   124      25-Aug-15           0.202           0.294
   125      25-Sep-15           0.188           0.269
   126      25-Oct-15           0.363           0.458
   127      25-Nov-15           0.167           0.216
   128      25-Dec-15           0.329           0.398
   129      25-Jan-16           0.150           0.169
   130      25-Feb-16           0.139           0.142
   131      25-Mar-16           0.617           0.603
   132      25-Apr-16           0.116           0.082
   133      25-May-16           0.253           0.243
   134      25-Jun-16           0.093           0.053
   135      25-Jul-16           0.226           0.231
   136      25-Aug-16           0.071           0.051
   137      25-Sep-16           0.059           0.047
   138      25-Oct-16           0.161           0.203
   139      25-Nov-16           0.033           0.039
   140      25-Dec-16           0.115           0.185
   141      25-Jan-17           0.006           0.037
   142      25-Feb-17           0.000           0.033
   143      25-Mar-17           0.766           0.810
   144      25-Apr-17           0.000           0.026
   145      25-May-17           0.077           0.140
   146      25-Jun-17           0.000           0.020
   147      25-Jul-17           0.085           0.124
   148      25-Aug-17           0.000           0.018
   149      25-Sep-17           0.000           0.015
   150      25-Oct-17           0.073           0.093
   151      25-Nov-17           0.000           0.010
   152      25-Dec-17           0.064           0.071
   153      25-Jan-18           0.000           0.008
   154      25-Feb-18           0.000           0.006
   155      25-Mar-18           0.744           0.594
   156      25-Apr-18           0.000           0.003
   157      25-May-18           0.057           0.017
   158      25-Jun-18           0.000           0.000
   159      25-Jul-18           0.060           0.000
   160      25-Aug-18           0.000           0.000
   161      25-Sep-18           0.000           0.000
   162      25-Oct-18           0.051           0.000
   163      25-Nov-18           0.000           0.000
   164      25-Dec-18           0.046           0.000
   165      25-Jan-19           0.000           0.000
   166      25-Feb-19           0.000           0.000
   167      25-Mar-19           0.723           0.494
   168      25-Apr-19           0.000           0.000
   169      25-May-19           0.041           0.000
   170      25-Jun-19           0.000           0.000
   171      25-Jul-19           0.037           0.000
   172      25-Aug-19           0.000           0.000
   173      25-Sep-19           0.000           0.000
   174      25-Oct-19           0.034           0.000
   175      25-Nov-19           0.000           0.000
   176      25-Dec-19           0.034           0.000
   177      25-Jan-20           0.000           0.000
   178      25-Feb-20           0.000           0.000
   179      25-Mar-20           0.355           0.063
   180      25-Apr-20           0.000           0.000
   181      25-May-20           0.029           0.000
   182      25-Jun-20           0.000           0.000
   183      25-Jul-20           0.021           0.000
   184      25-Aug-20           0.000           0.000
   185      25-Sep-20           0.000           0.000
   186      25-Oct-20           0.022           0.000
   187      25-Nov-20           0.000           0.000
   188      25-Dec-20           0.022           0.000
   189      25-Jan-21           0.000           0.000
   190      25-Feb-21           0.000           0.000
   191      25-Mar-21           0.687           0.453
   192      25-Apr-21           0.000           0.000
   193      25-May-21           0.014           0.000
   194      25-Jun-21           0.000           0.000
   195      25-Jul-21           0.007           0.000
   196      25-Aug-21           0.000           0.000
   197      25-Sep-21           0.000           0.000
   198      25-Oct-21           0.007           0.000
   199      25-Nov-21           0.000           0.000
   200      25-Dec-21           0.008           0.000
   201      25-Jan-22           0.000           0.000
   202      25-Feb-22           0.000           0.000
   203      25-Mar-22           0.670           0.433
   204      25-Apr-22           0.000           0.000
   205      25-May-22           0.001           0.000
   206      25-Jun-22           0.000           0.000
   207      25-Jul-22           0.000           0.000
   208      25-Aug-22           0.000           0.000
   209      25-Sep-22           0.000           0.000
   210      25-Oct-22           0.000           0.000
   211      25-Nov-22           0.000           0.000
   212      25-Dec-22           0.000           0.000
   213      25-Jan-23           0.000           0.000
   214      25-Feb-23           0.000           0.000
   215      25-Mar-23           0.654           0.415
   216      25-Apr-23           0.000           0.000
   217      25-May-23           0.000           0.000
   218      25-Jun-23           0.000           0.000
   219      25-Jul-23           0.000           0.000
   220      25-Aug-23           0.000           0.000
   221      25-Sep-23           0.000           0.000
   222      25-Oct-23           0.000           0.000
   223      25-Nov-23           0.000           0.000
   224      25-Dec-23           0.000           0.000
   225      25-Jan-24           0.000           0.000
   226      25-Feb-24           0.000           0.000
   227      25-Mar-24           0.294           0.000
   228      25-Apr-24           0.000           0.000
   229      25-May-24           0.000           0.000
   230      25-Jun-24           0.000           0.000
   231      25-Jul-24           0.000           0.000
   232      25-Aug-24           0.000           0.000
   233      25-Sep-24           0.000           0.000
   234      25-Oct-24           0.000           0.000
   235      25-Nov-24           0.000           0.000
   236      25-Dec-24           0.000           0.000
   237      25-Jan-25           0.000           0.000
   238      25-Feb-25           0.000           0.000
   239      25-Mar-25           0.625           0.382
   240      25-Apr-25           0.000           0.000
   241      25-May-25           0.000           0.000
   242      25-Jun-25           0.000           0.000
   243      25-Jul-25           0.000           0.000
   244      25-Aug-25           0.000           0.000
   245      25-Sep-25           0.000           0.000
   246      25-Oct-25           0.000           0.000
   247      25-Nov-25           0.000           0.000
   248      25-Dec-25           0.000           0.000
   249      25-Jan-26           0.000           0.000
   250      25-Feb-26           0.000           0.000
   251      25-Mar-26           0.615           0.371
   252      25-Apr-26           0.000           0.000
   253      25-May-26           0.000           0.000
   254      25-Jun-26           0.000           0.000
   255      25-Jul-26           0.000           0.000
   256      25-Aug-26           0.000           0.000
   257      25-Sep-26           0.000           0.000
   258      25-Oct-26           0.000           0.000
   259      25-Nov-26           0.000           0.000
   260      25-Dec-26           0.000           0.000
   261      25-Jan-27           0.000           0.000
   262      25-Feb-27           0.000           0.000
   263      25-Mar-27           0.606           0.363
   264      25-Apr-27           0.000           0.000
   265      25-May-27           0.000           0.000
   266      25-Jun-27           0.000           0.000
   267      25-Jul-27           0.000           0.000
   268      25-Aug-27           0.000           0.000
   269      25-Sep-27           0.000           0.000
   270      25-Oct-27           0.000           0.000
   271      25-Nov-27           0.000           0.000
   272      25-Dec-27           0.000           0.000
   273      25-Jan-28           0.000           0.000
   274      25-Feb-28           0.000           0.000
   275      25-Mar-28           0.261           0.000
   276      25-Apr-28           0.000           0.000
   277      25-May-28           0.000           0.000
   278      25-Jun-28           0.000           0.000
   279      25-Jul-28           0.000           0.000
   280      25-Aug-28           0.000           0.000
   281      25-Sep-28           0.000           0.000
   282      25-Oct-28           0.000           0.000
   283      25-Nov-28           0.000           0.000
   284      25-Dec-28           0.000           0.000
   285      25-Jan-29           0.000           0.000
   286      25-Feb-29           0.000           0.000
   287      25-Mar-29           0.598           0.360
   288      25-Apr-29           0.000           0.000
   289      25-May-29           0.000           0.000
   290      25-Jun-29           0.000           0.000
   291      25-Jul-29           0.000           0.000
   292      25-Aug-29           0.000           0.000
   293      25-Sep-29           0.000           0.000
   294      25-Oct-29           0.000           0.000
   295      25-Nov-29           0.000           0.000
   296      25-Dec-29           0.000           0.000
   297      25-Jan-30           0.000           0.000
   298      25-Feb-30           0.000           0.000
   299      25-Mar-30           0.601           0.374
   300      25-Apr-30           0.000           0.000
   301      25-May-30           0.000           0.000
   302      25-Jun-30           0.000           0.000
   303      25-Jul-30           0.000           0.000
   304      25-Aug-30           0.000           0.000
   305      25-Sep-30           0.000           0.000
   306      25-Oct-30           0.000           0.000
   307      25-Nov-30           0.000           0.000
   308      25-Dec-30           0.000           0.000
   309      25-Jan-31           0.000           0.000
   310      25-Feb-31           0.000           0.000
   311      25-Mar-31           0.626           0.419
   312      25-Apr-31           0.000           0.000
   313      25-May-31           0.000           0.000
   314      25-Jun-31           0.000           0.000
   315      25-Jul-31           0.000           0.000
   316      25-Aug-31           0.000           0.000
   317      25-Sep-31           0.000           0.000
   318      25-Oct-31           0.000           0.000
   319      25-Nov-31           0.000           0.000
   320      25-Dec-31           0.012           0.000
   321      25-Jan-32           0.000           0.000
   322      25-Feb-32           0.000           0.000
   323      25-Mar-32           0.346           0.116
   324      25-Apr-32           0.000           0.000
   325      25-May-32           0.045           0.000
   326      25-Jun-32           0.000           0.000
   327      25-Jul-32           0.062           0.000
   328      25-Aug-32           0.000           0.000
   329      25-Sep-32           0.000           0.000
   330      25-Oct-32           0.098           0.000
   331      25-Nov-32           0.000           0.000
   332      25-Dec-32           0.129           0.000
   333      25-Jan-33           0.000           0.000
   334      25-Feb-33           0.000           0.000
   335      25-Mar-33           0.842           0.767
   336      25-Apr-33           0.000           0.000
   337      25-May-33           0.202           0.014
   338      25-Jun-33           0.000           0.000
   339      25-Jul-33           0.235           0.063
   340      25-Aug-33           0.000           0.000
   341      25-Sep-33           0.000           0.000
   342      25-Oct-33           0.293           0.156
   343      25-Nov-33           0.000           0.000
   344      25-Dec-33           0.308           0.178
   345      25-Jan-34           0.013           0.000
   346      25-Feb-34           0.022           0.000
   347      25-Mar-34           1.016           1.032
   348      25-Apr-34           0.044           0.000
   349      25-May-34           0.372           0.266
   350      25-Jun-34           0.080           0.000
   351      25-Jul-34           0.397           0.298
   352      25-Aug-34           0.089           0.000
   353      25-Sep-34           0.089           0.000
   354      25-Oct-34           0.399           0.302
   355      25-Nov-34           0.082           0.000
   356      25-Dec-34           0.419           0.314
   357      25-Jan-35           0.000           0.000

FFMLT 05-FF2

Prepay: FIXED: 50%; ARM: 150%
Libor forward curve
No losses
Deal run to maturity

Class M5

                                                                                    Couponcap
                                                                                      Accum
Period     Date        Principal       Interest       Cash Flow        Balance      Shortfall   Coupon   Effective Coupon
Total                28,817,000.00   7,225,008.77   36,042,008.77

     0   28-Apr-05               0              0               0   28,817,000.00           0        0                  0
     1   25-May-05               0      80,470.75       80,470.75   28,817,000.00           0    3.723              3.723
     2   25-Jun-05               0      96,325.96       96,325.96   28,817,000.00           0    3.882              3.882
     3   25-Jul-05               0      97,542.66       97,542.66   28,817,000.00           0    4.062              4.062
     4   25-Aug-05               0     105,425.49      105,425.49   28,817,000.00           0    4.249              4.249
     5   25-Sep-05               0     109,294.59      109,294.59   28,817,000.00           0    4.404              4.404
     6   25-Oct-05               0     109,863.13      109,863.13   28,817,000.00           0    4.575              4.575
     7   25-Nov-05               0     116,820.87      116,820.87   28,817,000.00           0    4.708              4.708
     8   25-Dec-05               0     114,898.42      114,898.42   28,817,000.00           0    4.785              4.785
     9   25-Jan-06               0     123,915.13      123,915.13   28,817,000.00           0    4.994              4.994
    10   25-Feb-06               0     122,238.90      122,238.90   28,817,000.00           0    4.926              4.926
    11   25-Mar-06               0     112,095.70      112,095.70   28,817,000.00           0    5.001              5.001
    12   25-Apr-06               0     126,263.33      126,263.33   28,817,000.00           0    5.088              5.088
    13   25-May-06               0     123,807.44      123,807.44   28,817,000.00           0    5.156              5.156
    14   25-Jun-06               0     128,785.49      128,785.49   28,817,000.00           0    5.190              5.190
    15   25-Jul-06               0     125,328.49      125,328.49   28,817,000.00           0    5.219              5.219
    16   25-Aug-06               0     130,322.26      130,322.26   28,817,000.00           0    5.252              5.252
    17   25-Sep-06               0     131,199.46      131,199.46   28,817,000.00           0    5.287              5.287
    18   25-Oct-06               0     127,809.64      127,809.64   28,817,000.00           0    5.322              5.322
    19   25-Nov-06               0     132,819.61      132,819.61   28,817,000.00           0    5.352              5.352
    20   25-Dec-06               0     128,970.96      128,970.96   28,817,000.00           0    5.371              5.371
    21   25-Jan-07               0     135,284.94      135,284.94   28,817,000.00           0    5.452              5.452
    22   25-Feb-07               0     134,041.98      134,041.98   28,817,000.00           0    5.402              5.402
    23   25-Mar-07               0     121,437.30      121,437.30   28,817,000.00           0    5.418              5.418
    24   25-Apr-07               0     134,931.34      134,931.34   28,817,000.00           0    5.438              5.438
    25   25-May-07               0     130,988.87      130,988.87   28,817,000.00           0    5.455              5.455
    26   25-Jun-07               0     135,737.56      135,737.56   28,817,000.00           0    5.470              5.470
    27   25-Jul-07               0     131,765.73      131,765.73   28,817,000.00           0    5.487              5.487
    28   25-Aug-07               0     136,700.87      136,700.87   28,817,000.00           0    5.509              5.509
    29   25-Sep-07               0     137,199.89      137,199.89   28,817,000.00           0    5.529              5.529
    30   25-Oct-07               0     133,150.39      133,150.39   28,817,000.00           0    5.545              5.545
    31   25-Nov-07               0     137,951.28      137,951.28   28,817,000.00           0    5.559              5.559
    32   25-Dec-07               0     133,787.00      133,787.00   28,817,000.00           0    5.571              5.571
    33   25-Jan-08               0     138,466.93      138,466.93   28,817,000.00           0    5.580              5.580
    34   25-Feb-08               0     138,663.21      138,663.21   28,817,000.00           0    5.588              5.588
    35   25-Mar-08               0     129,784.28      129,784.28   28,817,000.00           0    5.591              5.591
    36   25-Apr-08               0     138,873.64      138,873.64   28,817,000.00           0    5.596              5.596
    37   25-May-08               0     134,709.63      134,709.63   28,817,000.00           0    5.610              5.610
    38   25-Jun-08               0     139,528.99      139,528.99   28,817,000.00           0    5.623              5.623
    39   25-Jul-08               0     135,315.75      135,315.75   28,817,000.00           0    5.635              5.635
    40   25-Aug-08               0     140,164.74      140,164.74   28,817,000.00           0    5.648              5.648
    41   25-Sep-08               0     140,392.54      140,392.54   28,817,000.00           0    5.658              5.658
    42   25-Oct-08    6,020,451.96     136,119.50    6,156,571.46   22,796,548.04           0    5.668              5.668
    43   25-Nov-08   10,690,386.11     111,481.41   10,801,867.51   12,106,161.93           0    5.679              5.679
    44   25-Dec-08      861,906.65      57,375.64      919,282.30   11,244,255.28           0    5.687              5.687
    45   25-Jan-09      387,897.11      55,156.37      443,053.48   10,856,358.17           0    5.696              5.696
    46   25-Feb-09      371,963.61      53,330.28      425,293.89   10,484,394.56           0    5.705              5.705
    47   25-Mar-09      356,722.43      46,569.05      403,291.48   10,127,672.13           0    5.711              5.711
    48   25-Apr-09      342,146.64      49,887.99      392,034.63    9,785,525.49           0    5.720              5.720
    49   25-May-09      328,204.18      46,757.20      374,961.38    9,457,321.31           0    5.734              5.734
    50   25-Jun-09      314,868.63      46,772.88      361,641.51    9,142,452.68           0    5.743              5.743
    51   25-Jul-09      302,104.31      43,837.76      345,942.07    8,840,348.37           0    5.754              5.754
    52   25-Aug-09      289,902.45      43,880.86      333,783.31    8,550,445.92           0    5.764              5.764
    53   25-Sep-09      278,228.49      42,500.26      320,728.75    8,272,217.42           0    5.772              5.772
    54   25-Oct-09      267,056.28      39,842.31      306,898.59    8,005,161.14           0    5.780              5.780
    55   25-Nov-09      256,392.11      39,889.44      296,281.56    7,748,769.03           0    5.787              5.787
    56   25-Dec-09      246,402.23      37,400.79      283,803.02    7,502,366.80           0    5.792              5.792
    57   25-Jan-10      239,361.98      37,457.17      276,819.15    7,263,004.81           0    5.798              5.798
    58   25-Feb-10      229,837.84      36,276.99      266,114.83    7,033,166.98           0    5.800              5.800
    59   25-Mar-10      220,691.10      31,742.00      252,433.10    6,812,475.88           0    5.803              5.803
    60   25-Apr-10      211,941.77      34,063.78      246,005.55    6,600,534.11           0    5.807              5.807
    61   25-May-10      203,571.59      31,966.83      235,538.41    6,396,962.52           0    5.812              5.812
    62   25-Jun-10      195,562.25      32,040.11      227,602.35    6,201,400.28           0    5.816              5.816
    63   25-Jul-10      187,889.67      30,085.99      217,975.66    6,013,510.61           0    5.822              5.822
    64   25-Aug-10      180,561.01      30,177.74      210,738.75    5,832,949.60           0    5.828              5.828
    65   25-Sep-10      173,548.15      29,301.11      202,849.26    5,659,401.45           0    5.834              5.834
    66   25-Oct-10      166,838.06      29,075.84      195,913.89    5,492,563.39           0    6.165              6.165
    67   25-Nov-10      160,416.64      29,183.19      189,599.83    5,332,146.75           0    6.170              6.170
    68   25-Dec-10      154,270.72      27,446.03      181,716.75    5,177,876.03           0    6.177              6.177
    69   25-Jan-11      148,378.36      27,573.43      175,951.79    5,029,497.68           0    6.184              6.184
    70   25-Feb-11      142,750.21      26,809.79      169,560.00    4,886,747.47           0    6.190              6.190
    71   25-Mar-11      137,362.56      23,550.27      160,912.83    4,749,384.91           0    6.196              6.196
    72   25-Apr-11      132,205.55      25,376.68      157,582.23    4,617,179.36           0    6.205              6.205
    73   25-May-11      127,268.45      23,885.05      151,153.50    4,489,910.91           0    6.208              6.208
    74   25-Jun-11      122,541.19      24,027.78      146,568.97    4,367,369.72           0    6.215              6.215
    75   25-Jul-11      118,006.77      22,642.26      140,649.03    4,249,362.95           0    6.221              6.221
    76   25-Aug-11      113,674.11      22,784.14      136,458.25    4,135,688.84           0    6.227              6.227
    77   25-Sep-11      109,524.66      22,201.14      131,725.80    4,026,164.18           0    6.234              6.234
    78   25-Oct-11      105,551.06      20,940.31      126,491.37    3,920,613.12           0    6.241              6.241
    79   25-Nov-11      101,745.03      21,095.05      122,840.08    3,818,868.09           0    6.248              6.248
    80   25-Dec-11       98,098.90      19,909.35      118,008.25    3,720,769.19           0    6.256              6.256
    81   25-Jan-12       94,597.82      20,072.04      114,669.86    3,626,171.37           0    6.265              6.265
    82   25-Feb-12       91,252.85      19,588.92      110,841.77    3,534,918.52           0    6.273              6.273
    83   25-Mar-12       88,047.52      17,886.72      105,934.24    3,446,871.00           0    6.281              6.281
    84   25-Apr-12       84,976.36      18,672.98      103,649.34    3,361,894.64           0    6.291              6.291
    85   25-May-12       82,033.00      17,648.77       99,681.77    3,279,861.64           0    6.300              6.300
    86   25-Jun-12       79,211.59      17,820.39       97,031.99    3,200,650.05           0    6.310              6.310
    87   25-Jul-12       76,500.97      16,845.95       93,346.92    3,124,149.08           0    6.316              6.316
    88   25-Aug-12       73,909.41      17,015.60       90,925.02    3,050,239.66           0    6.325              6.325
    89   25-Sep-12       71,424.45      16,635.30       88,059.75    2,978,815.22           0    6.333              6.333
    90   25-Oct-12       69,041.89      15,737.53       84,779.42    2,909,773.33           0    6.340              6.340
    91   25-Nov-12       66,756.93      15,905.21       82,662.14    2,843,016.40           0    6.348              6.348
    92   25-Dec-12       64,565.14      15,056.00       79,621.14    2,778,451.25           0    6.355              6.355
    93   25-Jan-13       62,458.48      15,219.86       77,678.33    2,715,992.78           0    6.361              6.361
    94   25-Feb-13       60,442.13      14,896.36       75,338.50    2,655,550.64           0    6.369              6.369
    95   25-Mar-13       58,507.27      13,164.19       71,671.46    2,597,043.37           0    6.374              6.374
    96   25-Apr-13       56,650.64      14,269.37       70,920.00    2,540,392.74           0    6.381              6.381
    97   25-May-13       54,868.60      13,525.86       68,394.46    2,485,524.13           0    6.389              6.389
    98   25-Jun-13       53,157.79      13,694.00       66,851.79    2,432,366.34           0    6.398              6.398
    99   25-Jul-13       51,512.01      12,981.74       64,493.75    2,380,854.33           0    6.404              6.404
   100   25-Aug-13       49,935.43      13,146.55       63,081.99    2,330,918.89           0    6.412              6.412
   101   25-Sep-13       48,421.19      12,884.67       61,305.86    2,282,497.71           0    6.419              6.419
   102   25-Oct-13       46,966.84      12,221.39       59,188.22    2,235,530.87           0    6.425              6.425
   103   25-Nov-13       45,569.61      12,383.17       57,952.78    2,189,961.26           0    6.433              6.433
   104   25-Dec-13       44,226.97      11,745.82       55,972.79    2,145,734.29           0    6.436              6.436
   105   25-Jan-14       42,934.70      11,903.76       54,838.46    2,102,799.59           0    6.442              6.442
   106   25-Feb-14       41,694.78      11,675.24       53,370.03    2,061,104.81           0    6.448              6.448
   107   25-Mar-14       40,502.67      10,340.50       50,843.17    2,020,602.14           0    6.450              6.450
   108   25-Apr-14       39,356.45      11,232.91       50,589.36    1,981,245.68           0    6.456              6.456
   109   25-May-14       38,254.05      10,669.32       48,923.37    1,942,991.63           0    6.462              6.462
   110   25-Jun-14       37,193.52      10,823.25       48,016.78    1,905,798.11           0    6.469              6.469
   111   25-Jul-14       36,171.61      10,282.42       46,454.03    1,869,626.50           0    6.474              6.474
   112   25-Aug-14       35,189.96      10,434.93       45,624.89    1,834,436.54           0    6.481              6.481
   113   25-Sep-14       34,245.03      10,244.46       44,489.50    1,800,191.50           0    6.485              6.485
   114   25-Oct-14       33,335.38       9,736.89       43,072.27    1,766,856.13           0    6.491              6.491
   115   25-Nov-14      145,634.98       9,883.80      155,518.77    1,621,221.15           0    6.496              6.496
   116   25-Dec-14      188,735.94       8,780.89      197,516.82    1,432,485.21           0    6.499              6.499
   117   25-Jan-15      183,877.94       8,023.39      191,901.33    1,248,607.27           0    6.504              6.504
   118   25-Feb-15      179,203.13       6,997.72      186,200.85    1,069,404.15           0    6.508              6.508
   119   25-Mar-15      174,697.19       5,415.22      180,112.41      894,706.96           0    6.511              6.511
   120   25-Apr-15      170,353.44       5,019.99      175,373.42      724,353.52           0    6.516              6.516
   121   25-May-15      166,164.73       3,936.91      170,101.64      558,188.79           0    6.522              6.522
   122   25-Jun-15      162,124.39       3,136.32      165,260.70      396,064.41           0    6.525              6.525
   123   25-Jul-15      158,221.87       2,155.38      160,377.25      237,842.53           0    6.530              6.530
   124   25-Aug-15      154,461.03       1,338.60      155,799.64       83,381.50           0    6.536              6.536
   125   25-Sep-15       83,381.50         469.53       83,851.03               0           0    6.539              6.539

FFMLT 05-FF2

Prepay: FIXED: 50%; ARM: 150%
Libor forward curve
No losses
Deal run to maturity

Class B2

                                                                                    Couponcap
                                                                                      Accum
Period     Date        Principal       Interest       Cash Flow        Balance      Shortfall   Coupon   Effective Coupon
Total                20,085,000.00   5,318,029.22   25,403,029.22

     0   28-Apr-05               0              0               0   20,085,000.00           0        0                  0
     1   25-May-05               0      68,137.86       68,137.86   20,085,000.00           0    4.523              4.523
     2   25-Jun-05               0      80,974.03       80,974.03   20,085,000.00           0    4.682              4.682
     3   25-Jul-05               0      81,375.72       81,375.72   20,085,000.00           0    4.862              4.862
     4   25-Aug-05               0      87,316.26       87,316.26   20,085,000.00           0    5.049              5.049
     5   25-Sep-05               0      90,012.96       90,012.96   20,085,000.00           0    5.204              5.204
     6   25-Oct-05               0      89,962.89       89,962.89   20,085,000.00           0    5.375              5.375
     7   25-Nov-05               0      95,258.66       95,258.66   20,085,000.00           0    5.508              5.508
     8   25-Dec-05               0      93,472.41       93,472.41   20,085,000.00           0    5.585              5.585
     9   25-Jan-06               0     100,203.24      100,203.24   20,085,000.00           0    5.794              5.794
    10   25-Feb-06               0      99,034.94       99,034.94   20,085,000.00           0    5.726              5.726
    11   25-Mar-06               0      90,626.29       90,626.29   20,085,000.00           0    5.801              5.801
    12   25-Apr-06               0     101,839.91      101,839.91   20,085,000.00           0    5.888              5.888
    13   25-May-06               0      99,681.86       99,681.86   20,085,000.00           0    5.956              5.956
    14   25-Jun-06               0     103,597.82      103,597.82   20,085,000.00           0    5.990              5.990
    15   25-Jul-06               0     100,742.01      100,742.01   20,085,000.00           0    6.019              6.019
    16   25-Aug-06               0     104,668.92      104,668.92   20,085,000.00           0    6.052              6.052
    17   25-Sep-06               0     105,280.31      105,280.31   20,085,000.00           0    6.087              6.087
    18   25-Oct-06               0     102,471.33      102,471.33   20,085,000.00           0    6.122              6.122
    19   25-Nov-06               0     106,409.53      106,409.53   20,085,000.00           0    6.152              6.152
    20   25-Dec-06               0     103,280.75      103,280.75   20,085,000.00           0    6.171              6.171
    21   25-Jan-07               0     108,127.83      108,127.83   20,085,000.00           0    6.252              6.252
    22   25-Feb-07               0     107,261.50      107,261.50   20,085,000.00           0    6.202              6.202
    23   25-Mar-07               0      97,137.24       97,137.24   20,085,000.00           0    6.218              6.218
    24   25-Apr-07               0     107,881.37      107,881.37   20,085,000.00           0    6.238              6.238
    25   25-May-07               0     104,687.20      104,687.20   20,085,000.00           0    6.255              6.255
    26   25-Jun-07               0     108,443.30      108,443.30   20,085,000.00           0    6.270              6.270
    27   25-Jul-07               0     105,228.66      105,228.66   20,085,000.00           0    6.287              6.287
    28   25-Aug-07               0     109,114.71      109,114.71   20,085,000.00           0    6.309              6.309
    29   25-Sep-07               0     109,462.52      109,462.52   20,085,000.00           0    6.329              6.329
    30   25-Oct-07               0     106,193.75      106,193.75   20,085,000.00           0    6.345              6.345
    31   25-Nov-07               0     109,986.22      109,986.22   20,085,000.00           0    6.359              6.359
    32   25-Dec-07               0     106,637.46      106,637.46   20,085,000.00           0    6.371              6.371
    33   25-Jan-08               0     110,345.62      110,345.62   20,085,000.00           0    6.380              6.380
    34   25-Feb-08               0     110,482.43      110,482.43   20,085,000.00           0    6.388              6.388
    35   25-Mar-08               0     103,401.29      103,401.29   20,085,000.00           0    6.391              6.391
    36   25-Apr-08               0     110,629.09      110,629.09   20,085,000.00           0    6.396              6.396
    37   25-May-08               0     107,280.51      107,280.51   20,085,000.00           0    6.410              6.410
    38   25-Jun-08               0     111,085.87      111,085.87   20,085,000.00           0    6.423              6.423
    39   25-Jul-08    7,418,442.63     107,702.97    7,526,145.60   12,666,557.37           0    6.435              6.435
    40   25-Aug-08    3,626,662.26      70,335.48    3,696,997.75    9,039,895.11           0    6.448              6.448
    41   25-Sep-08      320,091.11      50,268.63      370,359.74    8,719,804.00           0    6.458              6.458
    42   25-Oct-08      306,813.65      47,001.92      353,815.57    8,412,990.35           0    6.468              6.468
    43   25-Nov-08      294,113.49      46,937.46      341,050.95    8,118,876.85           0    6.479              6.479
    44   25-Dec-08      281,971.66      43,890.99      325,862.65    7,836,905.19           0    6.487              6.487
    45   25-Jan-09      270,352.53      43,841.08      314,193.61    7,566,552.67           0    6.496              6.496
    46   25-Feb-09      259,247.36      42,382.10      301,629.47    7,307,305.30           0    6.505              6.505
    47   25-Mar-09      248,624.72      37,003.98      285,628.71    7,058,680.58           0    6.511              6.511
    48   25-Apr-09      238,465.84      39,633.06      278,098.91    6,820,214.73           0    6.520              6.520
    49   25-May-09      228,748.37      37,135.16      265,883.53    6,591,466.36           0    6.534              6.534
    50   25-Jun-09      219,453.89      37,140.07      256,593.96    6,372,012.47           0    6.543              6.543
    51   25-Jul-09      210,557.55      34,801.60      245,359.15    6,161,454.92           0    6.554              6.554
    52   25-Aug-09      202,053.22      34,828.19      236,881.41    5,959,401.70           0    6.564              6.564
    53   25-Sep-09      193,916.83      33,726.76      227,643.59    5,765,484.87           0    6.572              6.572
    54   25-Oct-09      186,130.14      31,612.54      217,742.67    5,579,354.73           0    6.580              6.580
    55   25-Nov-09      178,697.53      31,645.29      210,342.82    5,400,657.20           0    6.587              6.587
    56   25-Dec-09      171,734.89      29,667.66      201,402.54    5,228,922.31           0    6.592              6.592
    57   25-Jan-10      166,828.05      29,708.66      196,536.71    5,062,094.26           0    6.598              6.598
    58   25-Feb-10      160,190.01      28,771.18      188,961.19    4,901,904.26           0    6.600              6.600
    59   25-Mar-10      153,815.01      25,173.29      178,988.29    4,748,089.25           0    6.603              6.603
    60   25-Apr-10      147,716.99      27,012.33      174,729.32    4,600,372.26           0    6.607              6.607
    61   25-May-10      141,883.23      25,346.82      167,230.05    4,458,489.03           0    6.612              6.612
    62   25-Jun-10      136,300.96      25,402.39      161,703.35    4,322,188.07           0    6.616              6.616
    63   25-Jul-10      130,953.40      23,850.48      154,803.89    4,191,234.67           0    6.622              6.622
    64   25-Aug-10      125,845.55      23,920.26      149,765.82    4,065,389.11           0    6.628              6.628
    65   25-Sep-10      120,957.80      23,222.59      144,180.39    3,944,431.31           0    6.634              6.634
    66   25-Oct-10      116,281.07      24,209.41      140,490.48    3,828,150.24           0    7.365              7.365
    67   25-Nov-10      111,805.54      24,295.56      136,101.09    3,716,344.71           0    7.370              7.370
    68   25-Dec-10      107,522.02      22,845.39      130,367.41    3,608,822.69           0    7.377              7.377
    69   25-Jan-11      103,415.22      22,946.96      126,362.18    3,505,407.47           0    7.384              7.384
    70   25-Feb-11       99,492.57      22,307.86      121,800.44    3,405,914.90           0    7.390              7.390
    71   25-Mar-11       95,737.54      19,592.68      115,330.22    3,310,177.36           0    7.396              7.396
    72   25-Apr-11       92,143.26      21,107.30      113,250.56    3,218,034.10           0    7.405              7.405
    73   25-May-11       88,702.25      19,865.19      108,567.44    3,129,331.85           0    7.408              7.408
    74   25-Jun-11       85,407.50      19,980.28      105,387.77    3,043,924.35           0    7.415              7.415
    75   25-Jul-11       82,247.14      18,824.90      101,072.04    2,961,677.21           0    7.421              7.421
    76   25-Aug-11       79,227.41      18,940.25       98,167.66    2,882,449.80           0    7.427              7.427
    77   25-Sep-11       76,335.37      18,452.05       94,787.42    2,806,114.43           0    7.434              7.434
    78   25-Oct-11       73,565.89      17,400.88       90,966.77    2,732,548.54           0    7.441              7.441
    79   25-Nov-11       70,913.20      17,526.25       88,439.45    2,661,635.34           0    7.448              7.448
    80   25-Dec-11       68,371.96      16,537.85       84,909.81    2,593,263.37           0    7.456              7.456
    81   25-Jan-12       65,931.81      16,669.31       82,601.12    2,527,331.56           0    7.465              7.465
    82   25-Feb-12       63,600.47      16,264.46       79,864.93    2,463,731.09           0    7.473              7.473
    83   25-Mar-12       61,366.46      14,848.11       76,214.56    2,402,364.64           0    7.481              7.481
    84   25-Apr-12       59,225.95      15,496.94       74,722.89    2,343,138.69           0    7.491              7.491
    85   25-May-12      242,257.97      14,643.80      256,901.76    2,100,880.72           0    7.500              7.500
    86   25-Jun-12      261,638.30      13,585.57      275,223.87    1,839,242.43           0    7.510              7.510
    87   25-Jul-12      252,685.02      11,519.71      264,204.73    1,586,557.41           0    7.516              7.516
    88   25-Aug-12      244,125.03      10,280.59      254,405.62    1,342,432.38           0    7.525              7.525
    89   25-Sep-12      235,917.11       8,708.50      244,625.61    1,106,515.26           0    7.533              7.533
    90   25-Oct-12      228,047.46       6,952.40      234,999.86      878,467.80           0    7.540              7.540
    91   25-Nov-12      220,500.16       5,709.57      226,209.73      657,967.64           0    7.548              7.548
    92   25-Dec-12      213,260.62       4,142.42      217,403.04      444,707.02           0    7.555              7.555
    93   25-Jan-13      206,302.24       2,895.56      209,197.80      238,404.78           0    7.561              7.561
    94   25-Feb-13      199,642.20       1,553.93      201,196.13       38,762.58           0    7.569              7.569
    95   25-Mar-13       38,762.58         228.33       38,990.91            0.00           0    7.574              7.574
    96   25-Apr-13
    97   25-May-13
    98   25-Jun-13
    99   25-Jul-13
   100   25-Aug-13
   101   25-Sep-13
   102   25-Oct-13
   103   25-Nov-13
   104   25-Dec-13
   105   25-Jan-14
   106   25-Feb-14
   107   25-Mar-14
   108   25-Apr-14
   109   25-May-14
   110   25-Jun-14
   111   25-Jul-14
   112   25-Aug-14
   113   25-Sep-14
   114   25-Oct-14
   115   25-Nov-14
   116   25-Dec-14
   117   25-Jan-15
   118   25-Feb-15
   119   25-Mar-15
   120   25-Apr-15
   121   25-May-15
   122   25-Jun-15
   123   25-Jul-15
   124   25-Aug-15
   125   25-Sep-15

FFMLT 05-FF2


                  Forward Curve                    Fwd + 200bps

       Month        1mL            6mL               1mL            6mL
       1          3.07330        3.53051           5.07330        5.53051
       2          3.23182        3.68904           5.23182        5.68904
       3          3.41188        3.84162           5.41188        5.84162
       4          3.59852        4.00499           5.59852        6.00499
       5          3.75444        4.11738           5.75444        6.11738
       6          3.92493        4.21626           5.92493        6.21626
       7          4.05774        4.30690           6.05774        6.30690
       8          4.13461        4.38094           6.13461        6.38094
       9          4.34363        4.45032           6.34363        6.45032
       10         4.27608        4.48941           6.27608        6.48941
       11         4.35132        4.54516           6.35132        6.54516
       12         4.43826        4.59392           6.43826        6.59392
       13         4.50560        4.63213           6.50560        6.63213
       14         4.53990        4.66624           6.53990        6.66624
       15         4.56894        4.69839           6.56894        6.69839
       16         4.60183        4.73424           6.60183        6.73424
       17         4.63718        4.75979           6.63718        6.75979
       18         4.67226        4.78152           6.67226        6.78152
       19         4.70247        4.80129           6.70247        6.80129
       20         4.72062        4.81872           6.72062        6.81872
       21         4.80182        4.83731           6.80182        6.83731
       22         4.75173        4.84321           6.75173        6.84321
       23         4.76811        4.86193           6.76811        6.86193
       24         4.78757        4.88161           6.78757        6.88161
       25         4.80465        4.89887           6.80465        6.89887
       26         4.82006        4.91689           6.82006        6.91689
       27         4.83700        4.93444           6.83700        6.93444
       28         4.85888        4.94998           6.85888        6.94998
       29         4.87899        4.96443           6.87899        6.96443
       30         4.89466        4.97414           6.89466        6.97414
       31         4.90927        4.98252           6.90927        6.98252
       32         4.92117        4.99083           6.92117        6.99083
       33         4.93005        4.99982           6.93005        6.99982
       34         4.93796        5.00903           6.93796        7.00903
       35         4.94085        5.02068           6.94085        7.02068
       36         4.94644        5.03103           6.94644        7.03103
       37         4.95959        5.04318           6.95959        7.04318
       38         4.97285        5.05569           6.97285        7.05569
       39         4.98483        5.06585           6.98483        7.06585
       40         4.99847        5.07660           6.99847        7.07660
       41         5.00765        5.08597           7.00765        7.08597
       42         5.01830        5.09438           7.01830        7.09438
       43         5.02903        5.10361           7.02903        7.10361
       44         5.03725        5.11388           7.03725        7.11388
       45         5.04647        5.12252           7.04647        7.12252
       46         5.05467        5.13208           7.05467        7.13208
       47         5.06082        5.14295           7.06082        7.14295
       48         5.07041        5.15350           7.07041        7.15350
       49         5.08384        5.16328           7.08384        7.16328
       50         5.09337        5.17219           7.09337        7.17219
       51         5.10396        5.18070           7.10396        7.18070
       52         5.11430        5.18926           7.11430        7.18926
       53         5.12223        5.19447           7.12223        7.19447
       54         5.12968        5.19883           7.12968        7.19883
       55         5.13667        5.20377           7.13667        7.20377
       56         5.14201        5.20812           7.14201        7.20812
       57         5.14799        5.21224           7.14799        7.21224
       58         5.15037        5.21554           7.15037        7.21554
       59         5.15267        5.22084           7.15267        7.22084
       60         5.15669        5.22691           7.15669        7.22691
       61         5.16168        5.23307           7.16168        7.23307
       62         5.16649        5.23802           7.16649        7.23802
       63         5.17178        5.24392           7.17178        7.24392
       64         5.17773        5.25099           7.17773        7.25099
       65         5.18360        5.25702           7.18360        7.25702
       66         5.19014        5.26226           7.19014        7.26226
       67         5.19519        5.27026           7.19519        7.27026
       68         5.20173        5.27551           7.20173        7.27551
       69         5.20915        5.28234           7.20915        7.28234
       70         5.21527        5.28902           7.21527        7.28902
       71         5.22113        5.29473           7.22113        7.29473
       72         5.22995        5.30197           7.22995        7.30197
       73         5.23270        5.30761           7.23270        7.30761
       74         5.23965        5.31511           7.23965        7.31511
       75         5.24630        5.32182           7.24630        7.32182
       76         5.25158        5.32915           7.25158        7.32915
       77         5.25902        5.33767           7.25902        7.33767
       78         5.26627        5.34494           7.26627        7.34494
       79         5.27338        5.35362           7.27338        7.35362
       80         5.28110        5.36225           7.28110        7.36225
       81         5.28969        5.37263           7.28969        7.37263
       82         5.29840        5.38007           7.29840        7.38007
       83         5.30639        5.38904           7.30639        7.38904
       84         5.31614        5.39888           7.31614        7.39888
       85         5.32458        5.40633           7.32458        7.40633
       86         5.33461        5.41485           7.33461        7.41485
       87         5.34095        5.42230           7.34095        7.42230
       88         5.34994        5.43033           7.34994        7.43033
       89         5.35841        5.43885           7.35841        7.43885
       90         5.36478        5.44420           7.36478        7.44420
       91         5.37277        5.45087           7.37277        7.45087
       92         5.37994        5.45765           7.37994        7.45765
       93         5.38634        5.46565           7.38634        7.46565
       94         5.39431        5.47248           7.39431        7.47248
       95         5.39859        5.47963           7.39859        7.47963
       96         5.40567        5.48830           7.40567        7.48830
       97         5.41418        5.49602           7.41418        7.49602
       98         5.42313        5.50463           7.42313        7.50463
       99         5.42950        5.50961           7.42950        7.50961
       100        5.43739        5.51666           7.43739        7.51666
       101        5.44429        5.52318           7.44429        7.52318
       102        5.45027        5.52726           7.45027        7.52726
       103        5.45768        5.53241           7.45768        7.53241
       104        5.46118        5.53664           7.46118        7.53664
       105        5.46742        5.54317           7.46742        7.54317
       106        5.47276        5.54832           7.47276        7.54832
       107        5.47539        5.55485           7.47539        7.55485
       108        5.48083        5.56078           7.48083        7.56078
       109        5.48719        5.56661           7.48719        7.56661
       110        5.49386        5.57319           7.49386        7.57319
       111        5.49940        5.57759           7.49940        7.57759
       112        5.50650        5.58305           7.50650        7.58305
       113        5.51026        5.58716           7.51026        7.58716
       114        5.51557        5.59087           7.51557        7.59087
       115        5.52126        5.59555           7.52126        7.59555
       116        5.52446        5.60061           7.52446        7.60061
       117        5.52942        5.60432           7.52942        7.60432
       118        5.53336        5.60842           7.53336        7.60842
       119        5.53556        5.61367           7.53556        7.61367
       120        5.54072        5.61907           7.54072        7.61907
       121        5.54708        5.62342           7.54708        7.62342
       122        5.54999        5.62729           7.54999        7.62729
       123        5.55540        5.63220           7.55540        7.63220
       124        5.56087        5.63762           7.56087        7.63762
       125        5.56437        5.64005           7.56437        7.64005
       126        5.56834        5.64297           7.56834        7.64297
       127        5.57254        5.64765           7.57254        7.64765
       128        5.57563        5.64941           7.57563        7.64941
       129        5.58029        5.65301           7.58029        7.65301
       130        5.58162        5.65597           7.58162        7.65597
       131        5.58423        5.65909           7.58423        7.65909
       132        5.58880        5.66334           7.58880        7.66334
       133        5.58994        5.66620           7.58994        7.66620
       134        5.59452        5.67054           7.59452        7.67054
       135        5.59852        5.67381           7.59852        7.67381
       136        5.60074        5.67726           7.60074        7.67726
       137        5.60513        5.68193           7.60513        7.68193
       138        5.60885        5.68437           7.60885        7.68437
       139        5.61213        5.68900           7.61213        7.68900
       140        5.61585        5.69273           7.61585        7.69273
       141        5.62014        5.69767           7.62014        7.69767
       142        5.62412        5.70234           7.62412        7.70234
       143        5.62665        5.70648           7.62665        7.70648
       144        5.63285        5.71320           7.63285        7.71320
       145        5.63677        5.71561           7.63677        7.71561
       146        5.64241        5.72074           7.64241        7.72074
       147        5.64688        5.72462           7.64688        7.72462
       148        5.65037        5.72606           7.65037        7.72606
       149        5.65529        5.72892           7.65529        7.72892
       150        5.65610        5.72865           7.65610        7.72865
       151        5.66040        5.73167           7.66040        7.73167
       152        5.66262        5.73273           7.66262        7.73273
       153        5.66248        5.73547           7.66248        7.73547
       154        5.66499        5.73761           7.66499        7.73761
       155        5.66442        5.74015           7.66442        7.74015
       156        5.66742        5.74454           7.66742        7.74454
       157        5.67075        5.74612           7.67075        7.74612
       158        5.67548        5.74854           7.67548        7.74854
       159        5.67599        5.74910           7.67599        7.74910
       160        5.67945        5.75078           7.67945        7.75078
       161        5.68159        5.75195           7.68159        7.75195
       162        5.68134        5.74986           7.68134        7.74986
       163        5.68276        5.74928           7.68276        7.74928
       164        5.68274        5.74832           7.68274        7.74832
       165        5.68173        5.74843           7.68173        7.74843
       166        5.68190        5.74780           7.68190        7.74780
       167        5.67798        5.74692           7.67798        7.74692
       168        5.67776        5.74852           7.67776        7.74852
       169        5.67942        5.74917           7.67942        7.74917
       170        5.68120        5.75028           7.68120        7.75028
       171        5.68030        5.74784           7.68030        7.74784
       172        5.68119        5.74764           7.68119        7.74764
       173        5.68076        5.74648           7.68076        7.74648
       174        5.67945        5.74321           7.67945        7.74321
       175        5.67944        5.74133           7.67944        7.74133
       176        5.67547        5.73872           7.67547        7.73872
       177        5.67471        5.73651           7.67471        7.73651
       178        5.67247        5.73371           7.67247        7.73371
       179        5.66770        5.73140           7.66770        7.73140
       180        5.66628        5.73043           7.66628        7.73043
       181        5.66531        5.72818           7.66531        7.72818
       182        5.66135        5.72538           7.66135        7.72538
       183        5.66057        5.72456           7.66057        7.72456
       184        5.65968        5.72403           7.65968        7.72403
       185        5.65699        5.72085           7.65699        7.72085
       186        5.65525        5.71820           7.65525        7.71820
       187        5.65391        5.71681           7.65391        7.71681
       188        5.65168        5.71492           7.65168        7.71492
       189        5.65115        5.71308           7.65115        7.71308
       190        5.64754        5.70980           7.64754        7.70980
       191        5.64540        5.70885           7.64540        7.70885
       192        5.64496        5.70836           7.64496        7.70836
       193        5.64309        5.70685           7.64309        7.70685
       194        5.64081        5.70407           7.64081        7.70407
       195        5.63899        5.70219           7.63899        7.70219
       196        5.63757        5.70112           7.63757        7.70112
       197        5.63567        5.69874           7.63567        7.69874
       198        5.63417        5.69551           7.63417        7.69551
       199        5.63096        5.69388           7.63096        7.69388
       200        5.62957        5.69160           7.62957        7.69160
       201        5.62851        5.69007           7.62851        7.69007
       202        5.62569        5.68799           7.62569        7.68799
       203        5.62298        5.68562           7.62298        7.68562
       204        5.62324        5.68502           7.62324        7.68502
       205        5.61912        5.68203           7.61912        7.68203
       206        5.61854        5.68100           7.61854        7.68100
       207        5.61696        5.67853           7.61696        7.67853
       208        5.61368        5.67598           7.61368        7.67598
       209        5.61262        5.67486           7.61262        7.67486
       210        5.61060        5.67155           7.61060        7.67155
       211        5.60817        5.66986           7.60817        7.66986
       212        5.60621        5.66742           7.60621        7.66742
       213        5.60463        5.66578           7.60463        7.66578
       214        5.60258        5.66366           7.60258        7.66366
       215        5.59932        5.66112           7.59932        7.66112
       216        5.59905        5.66122           7.59905        7.66122
       217        5.59571        5.65737           7.59571        7.65737
       218        5.59456        5.65657           7.59456        7.65657
       219        5.59246        5.65521           7.59246        7.65521
       220        5.58996        5.65142           7.58996        7.65142
       221        5.58911        5.64971           7.58911        7.64971
       222        5.58486        5.64656           7.58486        7.64656
       223        5.58453        5.64497           7.58453        7.64497
       224        5.58272        5.64189           7.58272        7.64189
       225        5.57805        5.63912           7.57805        7.63912
       226        5.57775        5.63798           7.57775        7.63798
       227        5.57559        5.63574           7.57559        7.63574
       228        5.57262        5.63349           7.57262        7.63349
       229        5.57097        5.63178           7.57097        7.63178
       230        5.56964        5.63078           7.56964        7.63078
       231        5.56619        5.62683           7.56619        7.62683
       232        5.56491        5.62549           7.56491        7.62549
       233        5.56269        5.62360           7.56269        7.62360
       234        5.56007        5.62010           7.56007        7.62010
       235        5.55908        5.61781           7.55908        7.61781
       236        5.55473        5.61391           7.55473        7.61391
       237        5.55387        5.61258           7.55387        7.61258
       238        5.55199        5.60927           7.55199        7.60927
       239        5.54809        5.60644           7.54809        7.60644
       240        5.54648        5.60389           7.54648        7.60389
       241        5.54321        5.60066           7.54321        7.60066
       242        5.54034        5.59825           7.54034        7.59825
       243        5.53668        5.59428           7.53668        7.59428
       244        5.53468        5.59161           7.53468        7.59161
       245        5.52981        5.58756           7.52981        7.58756
       246        5.52728        5.58434           7.52728        7.58434
       247        5.52507        5.58185           7.52507        7.58185
       248        5.52086        5.57884           7.52086        7.57884
       249        5.51887        5.57618           7.51887        7.57618
       250        5.51600        5.57301           7.51600        7.57301
       251        5.51206        5.57066           7.51206        7.57066
       252        5.51070        5.56903           7.51070        7.56903
       253        5.50838        5.56603           7.50838        7.56603
       254        5.50453        5.56302           7.50453        7.56302
       255        5.50250        5.56108           7.50250        7.56108
       256        5.50082        5.55989           7.50082        7.55989
       257        5.49752        5.55629           7.49752        7.55629
       258        5.49520        5.55328           7.49520        7.55328
       259        5.49332        5.55150           7.49332        7.55150
       260        5.49065        5.54932           7.49065        7.54932
       261        5.48965        5.54727           7.48965        7.54727
       262        5.48582        5.54390           7.48582        7.54390
       263        5.48347        5.54281           7.48347        7.54281
       264        5.48278        5.54224           7.48278        7.54224
       265        5.48079        5.54075           7.48079        7.54075
       266        5.47848        5.53814           7.47848        7.53814
       267        5.47667        5.53644           7.47667        7.53644
       268        5.47531        5.53559           7.47531        7.53559
       269        5.47356        5.53356           7.47356        7.53356
       270        5.47226        5.53119           7.47226        7.53119
       271        5.46942        5.52962           7.46942        7.52962
       272        5.46834        5.52826           7.46834        7.52826
       273        5.46766        5.52731           7.46766        7.52731
       274        5.46538        5.52554           7.46538        7.52554
       275        5.46364        5.52431           7.46364        7.52431
       276        5.46357        5.52478           7.46357        7.52478
       277        5.46108        5.52198           7.46108        7.52198
       278        5.46073        5.52177           7.46073        7.52177
       279        5.45957        5.52114           7.45957        7.52114
       280        5.45808        5.51937           7.45808        7.51937
       281        5.45827        5.51889           7.45827        7.51889
       282        5.45525        5.51596           7.45525        7.51596
       283        5.45561        5.51647           7.45561        7.51647
       284        5.45516        5.51534           7.45516        7.51534
       285        5.45313        5.51506           7.45313        7.51506
       286        5.45325        5.51409           7.45325        7.51409
       287        5.45136        5.51354           7.45136        7.51354
       288        5.45201        5.51475           7.45201        7.51475
       289        5.45104        5.51350           7.45104        7.51350
       290        5.45176        5.51356           7.45176        7.51356
       291        5.44927        5.51241           7.44927        7.51241
       292        5.45014        5.51302           7.45014        7.51302
       293        5.45022        5.51368           7.45022        7.51368
       294        5.44872        5.51189           7.44872        7.51189
       295        5.44935        5.51170           7.44935        7.51170
       296        5.44920        5.51077           7.44920        7.51077
       297        5.44870        5.51030           7.44870        7.51030
       298        5.44991        5.50874           7.44991        7.50874
       299        5.44788        5.50631           7.44788        7.50631
       300        5.44758        5.50575           7.44758        7.50575
       301        5.44594        5.50418           7.44594        7.50418
       302        5.44465        5.50337           7.44465        7.50337
       303        5.44138        5.49978           7.44138        7.49978
       304        5.44025        5.49874           7.44025        7.49874
       305        5.43829        5.49725           7.43829        7.49725
       306        5.43599        5.49426           7.43599        7.49426
       307        5.43533        5.49254           7.43533        7.49254
       308        5.43150        5.48954           7.43150        7.48954
       309        5.43106        5.48920           7.43106        7.48920
       310        5.42973        5.48719           7.42973        7.48719
       311        5.42649        5.48596           7.42649        7.48596
       312        5.42580        5.48499           7.42580        7.48499
       313        5.42429        5.48357           7.42429        7.48357
       314        5.42322        5.48299           7.42322        7.48299
       315        5.42138        5.48084           7.42138        7.48084
       316        5.42117        5.47997           7.42117        7.47997
       317        5.41819        5.47785           7.41819        7.47785
       318        5.41736        5.47672           7.41736        7.47672
       319        5.41692        5.47600           7.41692        7.47600
       320        5.41452        5.47447           7.41452        7.47447
       321        5.41422        5.47389           7.41422        7.47389
       322        5.41312        5.47250           7.41312        7.47250
       323        5.41129        5.47156           7.41129        7.47156
       324        5.41114        5.47152           7.41114        7.47152
       325        5.41019        5.47108           7.41019        7.47108
       326        5.40891        5.46950           7.40891        7.46950
       327        5.40809        5.46879           7.40809        7.46879
       328        5.40771        5.46893           7.40771        7.46893
       329        5.40697        5.46790           7.40697        7.46790
       330        5.40667        5.46612           7.40667        7.46612
       331        5.40483        5.46598           7.40483        7.46598
       332        5.40468        5.46514           7.40468        7.46514
       333        5.40495        5.46513           7.40495        7.46513
       334        5.40365        5.46475           7.40365        7.46475
       335        5.40243        5.46404           7.40243        7.46404
       336        5.40408        5.46503           7.40408        7.46503
       337        5.40173        5.46398           7.40173        7.46398
       338        5.40267        5.46466           7.40267        7.46466
       339        5.40284        5.46414           7.40284        7.46414
       340        5.40144        5.46367           7.40144        7.46367
       341        5.40213        5.46449           7.40213        7.46449
       342        5.40205        5.46330           7.40205        7.46330
       343        5.40161        5.46381           7.40161        7.46381
       344        5.40163        5.46355           7.40163        7.46355
       345        5.40211        5.46416           7.40211        7.46416
       346        5.40223        5.46441           7.40223        7.46441
       347        5.40119        5.46430           7.40119        7.46430
       348        5.40302        5.46672           7.40302        7.46672
       349        5.40208        5.46547           7.40208        7.46547
       350        5.40320        5.46674           7.40320        7.46674
       351        5.40358        5.46768           7.40358        7.46768
       352        5.40359        5.46741           7.40359        7.46741
       353        5.40530        5.46843           7.40530        7.46843
       354        5.40379        5.46703           7.40379        7.46703
       355        5.40556        5.46889           7.40556        7.46889
       356        5.40661        5.46895           7.40661        7.46895
       357        5.40607        5.46966           7.40607        7.46966
       358        5.40759        5.46934           7.40759        7.46934
       359        5.40712        5.46924           7.40712        7.46924
       360        5.40873        5.47058           7.40873        7.47058
       361        5.40790        5.46934           7.40790        7.46934


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

21. DTI

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                              Pct. Of     Weighted    Weighted                 Avg.
                                              Pool By       Avg.        Avg.       Avg.       Combo.                    Pct.
                Number of     Principal      Principal     Gross      Current    Principal   Original    Pct. Full     Owner
DTI               Loans        Balance        Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
0.00 & Below            1         $119,612        0.01%       8.25%        700    $119,612      80.00%        0.00%     100.00%
0.01 - 10.00           31        8,414,582        0.48       6.816         660     271,438       84.2        88.05        95.6
10.01 - 20.00         195       32,638,459        1.86       6.808         648     167,377      80.01        74.32       96.06
20.01 - 30.00         837      148,917,820        8.47       6.945         635     177,919      81.58        63.39       97.58
30.01 - 40.00       1,531      304,862,886       17.33       6.921         640     199,127      83.28        57.53       97.93
40.01 - 50.00       2,513      591,564,460       33.63       6.882         644     235,402      84.24        61.09       97.93
50.01 - 60.00       2,895      672,125,875       38.21         6.2         654     232,168      81.26        93.74       98.04
60.01 - 70.00           1          569,016        0.03        6.75         688     569,016         95          100         100
-------------------------------------------------------------------------------------------------------------------------------
Total:              8,004   $1,759,212,709      100.00%       6.63%        647    $219,792      82.63%       73.52%      97.90%
-------------------------------------------------------------------------------------------------------------------------------

WA DTI                                         44.73

                                 $1,686,265,000
                                 Approximate(1)
                                 FFMLT 2005-FF2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                   Approximate         Primary      Expected          Initial          Estimated       Principal          Expected
  Offered           Principal         Collateral     Credit      Pass-Through Rate     Avg. Life     Payment Window     S&P/ Moody's
Certificates      Balance(1) (2)        Group        Support            (5)            (yrs) (4)         (4)(3)           Ratings
------------------------------------------------------------------------------------------------------------------------------------
A-1A             $787,256,000           Group I      20.70%        LIBOR + [ ]%          2.45        05/05 - 06/12         AAA/Aaa
A-2A             $330,307,000           Group II     20.70%        LIBOR + [ ]%          1.00        05/05 - 04/07         AAA/Aaa
A-2B             $175,288,000           Group II     20.70%        LIBOR + [ ]%          3.00        04/07 - 04/10         AAA/Aaa
A-2C              $92,139,000           Group II     20.70%        LIBOR + [ ]%          6.52        04/10 - 06/12         AAA/Aaa
M-1               $65,495,000         Group I & II   16.95%        LIBOR + [ ]%          4.97        10/08 - 06/12         AA+/Aa1
M-2               $59,381,000         Group I & II   13.55%        LIBOR + [ ]%          4.92        08/08 - 06/12          AA/Aa2
M-3               $34,931,000         Group I & II   11.55%        LIBOR + [ ]%          4.90        07/08 - 06/12          AA/Aa3
M-4               $29,691,000         Group I & II    9.85%        LIBOR + [ ]%          4.88        07/08 - 06/12          AA-/A1
M-5               $28,817,000         Group I & II    8.20%        LIBOR + [ ]%          4.88        06/08 - 06/12          A+/A2
M-6               $25,325,000         Group I & II    6.75%        LIBOR + [ ]%          4.86        06/08 - 06/12           A/A3
B-1               $22,704,000         Group I & II    5.45%        LIBOR + [ ]%          4.86        06/08 - 06/12         A-/Baa1
B-2               $20,085,000         Group I & II    4.30%        LIBOR + [ ]%          4.85        05/08 - 06/12        BBB+/Baa2
B-3               $14,846,000         Group I & II    3.45%        LIBOR + [ ]%          4.84        05/08 - 06/12        BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Total          $1,686,265,000
------------------------------------------------------------------------------------------------------------------------------------

Non- Offered Certificates
-------------------------
------------------------------------------------------------------------------------------------------------------------------------
B-4                   $13,099,000        Group I & II   2.70%        LIBOR + [ ]%           4.84        05/08 - 06/12          N/A
B-5                   $17,465,000        Group I & II   1.70%        LIBOR + [ ]%           4.75        05/08 - 06/12          N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in March 2035.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.

(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.


Selected Mortgage Pool Data (6)
-------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                  Group I                        Group II
                                       ------------------------------   ----------------------------
                                         Adjustable      Fixed Rate     Adjustable     Fixed Rate       Aggregate
                                            Rate                           Rate
---------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:             $880,938,946    $119,060,920   $707,953,707    $51,259,136  $1,759,212,709
Number of Mortgage Loans:                       4,774             881           2116            233           8,004
Avg. Scheduled Principal Balance:            $184,528        $135,143       $334,572       $219,996        $219,792
Wtd. Avg. Gross Coupon:                        6.548%          7.287%         6.596%         7.039%          6.632%
Wtd. Avg. Net Coupon(7):                       6.038%          6.777%         6.086%         6.529%          6.122%
Wtd. Avg. Current FICO Score:                     643             640            652            658             647
Wtd. Avg. Original LTV Ratio:                  83.07%          80.83%         82.53%         80.81%          82.63%
Wtd. Avg.  Std. Remaining Term (Mo.):             357             341            357            347             356
Wtd. Avg.  Seasoning (Mo.):                         3               3              3              3               3
Wtd. Avg.  Months to Roll:(8)                      25             N/A             25            N/A              25
Wtd. Avg.  Gross Margin:(8)                     4.81%             N/A          4.73%            N/A           4.77%
Wtd. Avg.  Initial Rate Cap:(8)                 2.96%             N/A          2.97%            N/A           2.96%
Wtd. Avg. Periodic Rate Cap:(8)                 1.00%             N/A          1.00%            N/A           1.00%
Wtd. Avg. Gross Max. Lifetime Rate:(8)         12.54%             N/A         12.60%            N/A          12.57%
---------------------------------------------------------------------------------------------------------------------

(6) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from First Franklin Financial Corporation.

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.70% and excess spread.

o As of the Cut-Off Date, it is expected that approximately 52.15% of the Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City") and approximately 47.85% of the Mortgage Loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide").

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "FFML05F2" and on Bloomberg as "FFML 04-FF3".

o This transaction will contain a Swap Agreement with an initial swap notional amount of approximately $1,717,702,000. The swap notional amount will amortize in accordance with the Swap Schedule. Under the Swap Agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.242% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              April 28, 2005

Cut-off Date:                       April 1, 2005

Statistical Calculation Date:       March 1, 2005

Expected Pricing Date:              On or before April 1, 2005

First Distribution Date:            May 25, 2005

Key Terms
---------

Offered Certificates:               Class A, Class M and Class B Certificates,
                                    other than Class B-4 and Class B-5
                                    Certificates

Class A-1 Certificates:             Class A-1 Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B and Class A-2C
                                    Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class M Certificates:               Class M-1, Class M-2 Class M-3, Class M-4,
                                    Class M-5 and Class M-6 Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3, Class B-4
                                    and Class B-5 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicers:                          National City approximately (52.15%)
                                    Countrywide approximately (47.85%)

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   Less than 1bp

Expense Fee Rate:                   No more than 51 bps

Distribution Date :                 25th day of the month or the following
                                    Business Day

Mortgage Loans:                     The trust will consist of two groups of
                                    subprime, fixed and adjustable rate, first lien residential mortgage loans

Group I Mortgage Loans:             Approximately $999,999,866 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group II Mortgage Loans:            Approximately $759,212,843 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         0 day delay on the Offered Certificates

Day Count:                          Actual/360 basis for the Offered
                                    Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:            For the Offered Certificates from the prior
                                    Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                         Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28%
                                    CPR in month 12 (an approximate 2.091%
                                    increase per month), and remaining at 28%
                                    CPR thereafter Fixed rate mortgage loans:
                                    CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled one month at 8% CPR:

                                   Initial Gross WAC:(1)                6.63154%

                                     Less Expense Fee Rate:(2)          0.50150%
                                                                        --------
                                   Net WAC:(1)                          6.13004%

                                     Less Initial Swap Outflow:(3)      1.36903%

                                     Less Initial Wtd. Avg.
                                       Certificate Coupon
                                       (Approx.):(3)                    3.12320%
                                                                        --------
                                   Initial Excess Spread: (1)           1.63782%

                                   (1) This amount will vary on each
                                       Distribution Date based on changes to
                                       the weighted average interest rate on
                                       the Mortgage Loans as well as any
                                       changes in day count.

                                   (2) Includes the Servicing Fee and Trustee
                                       Fee.

                                   (3) Assumes 1-month LIBOR equal to
                                       2.8500%, initial marketing spreads and
                                       a 30-day month. This amount will vary
                                       on each Distribution Date based on
                                       changes to the weighted average
                                       pass-through rates on the Certificates
                                       as well as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicers will pay compensating interest
                                    up to the lesser of (A) the aggregate of the prepayment interest shortfalls on the
                                    Mortgage Loans resulting from principal
                                    prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.

Optional Clean-up Call:             The transaction has a 10% Optional Clean-up
                                    Call

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      The Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain notional principal contract payments including basis risk carryover amounts, pursuant to the payment priorities in the transaction.

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.70% over-collateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in May 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.40%.

------------------------------------------------------------------------------------------------------------------------------------
                   Class                           Initial Subordination Percentage               Step-Down Date Percentage
------------------------------------------------------------------------------------------------------------------------------------
                     A                                         20.70%                                       41.40%
                    M-1                                        16.95%                                       33.90%
                    M-2                                        13.55%                                       27.10%
                    M-3                                        11.55%                                       23.10%
                    M-4                                         9.85%                                       19.70%
                    M-5                                         8.20%                                       16.40%
                    M-6                                         6.75%                                       13.50%
                    B-1                                         5.45%                                       10.90%
                    B-2                                         4.30%                                        8.60%
                    B-3                                         3.45%                                        6.90%
                    B-4                                         2.70%                                        5.40%
                    B-5                                         1.70%                                        3.40%
------------------------------------------------------------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [38]% of the prior Due Period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such Due Period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


------------------------------------------------------------------------------------------------------------------------------------
             Distribution Date                                        Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------------
           May 2008 - April 2009                2.50% for the first month, plus an additional 1/12th of 1.25% for each month thereafter

           May 2009 - April 2010                3.75% for the first month, plus an additional 1/12th of 1.25% for each month thereafter

           May 2010 - April 2011                5.00% for the first month, plus an additional 1/12th of 0.50% for each month thereafter

          May 2011 and thereafter                                                   5.50%
------------------------------------------------------------------------------------------------------------------------------------


Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-5 Pass-Through Rate. The Class B-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate plus swap receipts, if any, less swap payments, if any (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1 Pass-Through Rate (without regard to the Loan Group I or WAC Cap). Class A-1 Basis Risk Carry Forward Amounts will only be payable on the Class A-1 Certificates while their class certificate balance is greater than zero.

Class A-2A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2A Basis Risk Carry Forward Amounts will only be payable on the Class A-2A Certificates while their class certificate balance is greater than zero.

Class A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or

WAC Cap). Class A-2B Basis Risk Carry Forward Amounts will only be payable on the Class A-2B Certificates while their class certificate balance is greater than zero.

Class A-2C Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2C Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2C Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2C Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2C Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2C Basis Risk Carry Forward Amounts will only be payable on the Class A-2C Certificates while their class certificate balance is greater than zero.

Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap). Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Basis Risk Carry Forward Amounts will only be payable on the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Certificates while their class certificate balance is greater than zero.

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2A, Class A-2B and Class A-2C Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 58.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 66.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 72.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 76.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date)and (E) the Class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) 80.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date)and (F) the Class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) 83.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the Class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (J) the Class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (J) the Class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (K) the Class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) (H) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (J) the Class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (K) the Class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (L) the Class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) (H) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (J) the Class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (K) the Class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), (L) the Class certificate balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date) and (M) the Class certificate balance of the Class B-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

      (ii)    concurrently,

              (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

              (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A2-C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

      (iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i)     Concurrently,

              (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount until the class certificate balance thereof have been reduced to zero and

              (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the Class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the Class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective class certificate balances have been reduced to zero;

      (ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i)     Concurrently,

              (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until its respective class certificate balance have been reduced to zero, and

              (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the Class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the Class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

      (xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

      (xii) to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero


Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates and, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2C Certificates pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, any Basis Risk Carry Forward Amounts for such classes,

      (v) To the holders of the Class X and Class R Certificates, any remaining amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the monthly interest excess amount , second in reduction of the overcollateralization amount, third to the Class B-5 Certificates, fourth to the Class B-4 Certificates, fifth to the Class B-3 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-1 Certificates, eighth to the Class M-6 Certificates, ninth to the Class M-5 Certificates, tenth to the Class M-4 Certificates, eleventh to the Class M-3 Certificates, twelfth to the Class M-2 Certificates and thirteenth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the Certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Offered Certificates" section, to the extent unpaid from other Available Funds,

(iii) to the Certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current required overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other Available Funds,

(iv) to the Certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other Available Funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date,

(vi)  to the holders of the Class X Certificates, any remaining amounts.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

                           No             1-12           13-24          25-36           37-48       49-60
Product                  Penalty         Months          Months        Months           Months      Months           Total
------------------------------------------------------------------------------------------------------------------------------
1 Yr LIBOR ARM          $1,293,272     $1,248,378        $352,303       $179,725          $0          0            $3,073,677
15 Yr Fixed IO             150,000              0               0        309,097           0          0               459,097
15 Yr Fixed              6,504,278        222,003         456,768      5,019,105           0          0            12,202,155
2 Yr IO                 60,090,818     64,560,219     578,949,733    106,767,690           0          0           810,368,459
2 Yr LIBOR ARM          59,866,742     28,568,256     236,623,826     38,500,851           0          0           363,559,675
20 Yr Fixed                 64,436              0               0        440,846           0          0               505,281
3 Yr IO                 60,275,257      5,626,635       3,914,711    115,377,173           0          0           185,193,776
3 Yr LIBOR ARM          45,426,449      1,537,496       1,211,047     42,071,176           0          0            90,246,168
30 Yr Fixed  IO          5,510,148        775,250         831,400     17,848,479           0          0            24,965,277
30 Yr Fixed             48,117,485      5,529,620       3,981,465     74,129,960           0          0           131,758,531
30/15 Yr Balloon           137,214              0               0              0           0          0               137,214
30/15 Yr  Balloon IO       292,500              0               0              0           0          0               292,500
5 Yr IO                  5,431,050      1,941,359      29,618,314     53,580,840           0          0            90,571,563
5 Yr LIBOR ARM           4,314,953        170,705       6,293,273      6,089,786           0          0            16,868,716
6 Mo LIBOR                 527,983              0               0      1,372,144           0          0             1,900,126
6 Mo LIBOR IO            5,009,927              0      14,730,362      7,370,203           0          0            27,110,492
------------------------------------------------------------------------------------------------------------------------------
Total:                $303,012,512   $110,179,921    $876,963,201   $469,057,075          $0         $0        $1,759,212,709
==============================================================================================================================



                            No             1-12           13-24           25-36          37-48             49-60
Product                   Penalty         Months          Months         Months          Months            Months
--------------------------------------------------------------------------------------------------------------------
1 Yr LIBOR ARM              0.07%          0.07%           0.02%          0.01%           0.00%             0.00%
15 Yr Fixed IO              0.01           0.00            0.00           0.02            0.00              0.00
15 Yr Fixed                 0.37           0.01            0.03           0.29            0.00              0.00
2 Yr IO                     3.42           3.67           32.91           6.07            0.00              0.00
2 Yr LIBOR ARM              3.40           1.62           13.45           2.19            0.00              0.00
20 Yr Fixed                 0.00           0.00            0.00           0.03            0.00              0.00
3 Yr IO                     3.43           0.32            0.22           6.56            0.00              0.00
3 Yr LIBOR ARM              2.58           0.09            0.07           2.39            0.00              0.00
30 Yr Fixed  IO             0.31           0.04            0.05           1.01            0.00              0.00
30 Yr Fixed                 2.74           0.31            0.23           4.21            0.00              0.00
30/15 Yr Balloon            0.01           0.00            0.00           0.00            0.00              0.00
30/15 Yr  Balloon IO        0.02           0.00            0.00           0.00            0.00              0.00
5 Yr IO                     0.31           0.11            1.68           3.05            0.00              0.00
5 Yr LIBOR ARM              0.25           0.01            0.36           0.35            0.00              0.00
6 Mo LIBOR                  0.03           0.00            0.00           0.08            0.00              0.00
6 Mo LIBOR IO               0.28           0.00            0.84           0.42            0.00              0.00
--------------------------------------------------------------------------------------------------------------------
Total:                     17.22%          6.26%          49.85%         26.66%           0.00%             0.00%
====================================================================================================================


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o Calculated using initial marketing (3/29/05) assumptions for the Cumulative Realized Loss Percentages

o 1-month and 6-month Forward LIBOR curves (as of close on March 28, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Class M Certificates are priced at par


------------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss                LIBOR Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1    CDR (%)                                         30.16                          30.27                           31.89
             Yield (%)                                      5.0016                         4.6262                          0.0188
             WAL (years)                                      3.74                           3.74                            3.54
             Modified Duration (years)                         3.4                           3.41                            3.33
             Principal Window                        Jan09 - Jan09                  Jan09 - Jan09                   Nov08 - Nov08
             Principal Writedown ($)             43,551.80 (0.07%)           1,046,625.48 (1.60%)          11,663,997.18 (17.81%)
             Total Collat Loss ($)         344,977,572.84 (19.75%)        345,895,870.61 (19.80%)         354,251,489.25 (20.28%)

Class M-2    CDR (%)                                         23.21                          23.32                           24.51
             Yield (%)                                      5.0955                         4.6741                          0.0456
             WAL (years)                                      4.24                           4.24                            4.10
             Modified Duration (years)                         3.8                            3.8                             3.8
             Principal Window                        Jul09 - Jul09                  Jul09 - Jul09                   Jun09 - Jun09
             Principal Writedown ($)             79,050.96 (0.13%)           1,249,903.06 (2.10%)          12,439,582.24 (20.95%)
             Total Collat Loss ($)         294,833,443.77 (16.88%)        295,896,646.24 (16.94%)         305,422,110.14 (17.49%)

Class M-3    CDR (%)                                         19.67                          19.83                           20.46
             Yield (%)                                      5.2081                         4.7037                          0.0106
             WAL (years)                                      4.58                           4.49                            4.43
             Modified Duration (years)                        4.06                              4                            4.06
             Principal Window                        Nov09 - Nov09                  Oct09 - Oct09                   Oct09 - Oct09
             Principal Writedown ($)                299.15 (0.00%)             865,817.90 (2.48%)           8,104,667.40 (23.20%)
             Total Collat Loss ($)         265,492,403.65 (15.20%)        265,693,155.69 (15.21%)         272,255,244.69 (15.59%)

Class M-4    CDR (%)                                         17.01                          17.08                           17.66
             Yield (%)                                      5.2830                         4.7379                          0.0585
             WAL (years)                                      4.83                           4.82                            4.67
             Modified Duration (years)                        4.24                           4.25                            4.24
             Principal Window                        Feb10 - Feb10                  Feb10 - Feb10                   Jan10 - Jan10
             Principal Writedown ($)             81,483.06 (0.27%)             956,284.79 (3.22%)           7,370,552.05 (24.82%)
             Total Collat Loss ($)         240,481,910.20 (13.77%)        241,272,706.96 (13.81%)         246,493,239.82 (14.11%)

Class M-5    CDR (%)                                         14.64                          14.71                           15.25
             Yield (%)                                      5.3332                         4.7644                          0.0240
             WAL (years)                                      5.08                           5.07                            4.88
             Modified Duration (years)                        4.42                           4.43                            4.42
             Principal Window                        May10 - May10                  May10 - May10                   Apr10 - Apr10
             Principal Writedown ($)            119,219.64 (0.41%)           1,054,329.52 (3.66%)           7,624,206.61 (26.46%)
             Total Collat Loss ($)         216,224,379.29 (12.38%)        217,069,593.57 (12.43%)         222,445,807.03 (12.74%)

Class M-6    CDR (%)                                         12.71                          12.78                           13.24
             Yield (%)                                      5.4554                         4.8037                          0.0518
             WAL (years)                                      5.24                           5.24                            5.03
             Modified Duration (years)                        4.54                           4.55                            4.54
             Principal Window                        Jul10 - Jul10                  Jul10 - Jul10                   Jun10 - Jun10
             Principal Writedown ($)             20,117.34 (0.08%)             998,502.85 (3.94%)           6,947,034.70 (27.43%)
             Total Collat Loss ($)         194,226,314.97 (11.12%)        195,120,319.08 (11.17%)         199,987,110.29 (11.45%)
------------------------------------------------------------------------------------------------------------------------------------

Breakeven CDR Table for the Class B Certificates
------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page [4] above) are applied

o Calculated using initial marketing (3/29/05) assumptions for the Cumulative Realized Loss Percentages

o 1-month and 6-month Forward LIBOR curves (as of close on March 28, 2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o Class B-1, Class B-2 and Class B-3 Certificates are priced at par, Class B-4 priced at 91.00% and Class B-5 priced at 86.60%


------------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss                LIBOR Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class B-1    CDR (%)                                        11.05                          11.19                           11.56
             Yield (%)                                     6.0497                         4.7899                          0.0554
             WAL (years)                                     5.49                           5.40                            5.20
             Modified Duration (years)                       4.64                           4.59                            4.63
             Principal Window                       Oct10 - Oct10                  Sep10 - Sep10                   Sep10 - Sep10
             Principal Writedown ($)            70,884.93 (0.31%)           1,800,760.06 (7.93%)           7,181,422.58 (31.63%)
             Total Collat Loss ($)         75,012,899.10 (10.02%)        176,090,144.91 (10.08%)         181,020,740.45 (10.36%)

Class B-2    CDR (%)                                         9.67                           9.78                           10.12
             Yield (%)                                     6.1797                         4.8815                          0.0635
             WAL (years)                                     5.66                           5.64                            5.31
             Modified Duration (years)                       4.74                           4.74                            4.72
             Principal Window                       Dec10 - Dec10                  Dec10 - Dec10                   Nov10 - Nov10
             Principal Writedown ($)           104,317.25 (0.52%)           1,766,283.16 (8.79%)           6,644,267.49 (33.08%)
             Total Collat Loss ($)         157,466,000.92 (9.02%)         159,013,888.80 (9.10%)          163,051,261.91 (9.34%)

Class B-3    CDR (%)                                         8.68                           8.80                            9.03
             Yield (%)                                     6.7657                         4.8327                          0.1138
             WAL (years)                                     5.74                           5.70                            5.42
             Modified Duration (years)                       4.72                           4.73                            4.76
             Principal Window                       Jan11 - Jan11                  Jan11 - Jan11                   Jan11 - Jan11
             Principal Writedown ($)            53,749.93 (0.36%)          1,899,603.09 (12.80%)           5,434,868.69 (36.61%)
             Total Collat Loss ($)         143,947,539.38 (8.24%)         145,690,232.37 (8.34%)          149,013,134.57 (8.53%)

Class B-4    CDR (%)                                         7.83                           8.05                            8.22
             Yield (%)                                     9.2028                         4.8342                          0.0382
             WAL (years)                                     5.91                           5.61                            5.25
             Modified Duration (years)                       4.66                           4.62                            4.64
             Principal Window                       Mar11 - Mar11                  Feb11 - Feb11                   Feb11 - Feb11
             Principal Writedown ($)           140,756.24 (1.07%)          3,543,672.87 (27.05%)           6,211,120.83 (47.42%)
             Total Collat Loss ($)         132,569,550.96 (7.59%)         135,287,865.45 (7.75%)          137,808,303.02 (7.89%)

Class B-5    CDR (%)                                         6.78                           7.06                            7.25
             Yield (%)                                    10.2514                         4.9443                          0.1498
             WAL (years)                                     6.07                           5.42                            4.84
             Modified Duration (years)                       4.70                           4.70                            4.77
             Principal Window                       May11 - May11                  Apr11 - Apr11                   Apr11 - Apr11
             Principal Writedown ($)           158,139.27 (0.91%)          5,241,524.08 (30.01%)           8,402,850.81 (48.11%)
             Total Collat Loss ($)         117,543,171.10 (6.73%)         121,392,292.88 (6.95%)          124,310,152.77 (7.12%)
------------------------------------------------------------------------------------------------------------------------------------

Available Funds Cap(1). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table:



                        Class A-1      Class A-2     Class M-1                            Class A-1      Class A-2     Class M-1
                          Avail.         Avail.        Avail.                               Avail.         Avail.        Avail.
          Distribution   Funds Cap      Funds Cap     Funds Cap             Distribution   Funds Cap      Funds Cap     Funds Cap
Period        Date         (%)            (%)           (%)       Period        Date         (%)            (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
   1         May-05        20.21         20.16         20.40         48         Apr-09       14.59          14.70        10.61
   2         Jun-05        20.21         20.16         20.40         49         May-09       15.01          15.11        10.98
   3         Jul-05        20.21         20.16         20.40         50         Jun-09       14.57          14.67        10.62
   4         Aug-05        20.21         20.16         20.40         51         Jul-09       15.08          15.18        11.08
   5         Sep-05        20.21         20.16         20.40         52         Aug-09       14.64          14.74        10.72
   6         Oct-05        20.21         20.16         20.40         53         Sep-09       14.65          14.76        10.75
   7         Nov-05        20.21         20.17         20.40         54         Oct-09       15.07          15.18        11.12
   8         Dec-05        20.21         20.17         20.40         55         Nov-09       14.64          14.74        10.77
   9         Jan-06        20.21         20.17         20.40         56         Dec-09       15.21          15.32        11.27
  10         Feb-06        20.21         20.17         20.40         57         Jan-10       14.78          14.89        10.92
  11         Mar-06        20.21         20.18         20.40         58         Feb-10       14.77          14.88        10.91
  12         Apr-06        20.21         20.18         20.40         59         Mar-10       16.14          16.26        12.08
  13         May-06        20.21         20.18         20.40         60         Apr-10       14.73          14.85        10.91
  14         Jun-06        20.21         20.18         20.40         61         May-10       14.25          13.24        11.28
  15         Jul-06        20.21         20.19         20.40         62         Jun-10       13.82          12.87        10.96
  16         Aug-06        20.21         20.19         20.40         63         Jul-10       14.28          13.32        11.32
  17         Sep-06        20.21         20.19         20.40         64         Aug-10       13.81          12.90        10.96
  18         Oct-06        20.21         20.20         20.40         65         Sep-10       13.80          12.91        10.95
  19         Nov-06        20.21         20.20         20.40         66         Oct-10       14.25          13.35        11.32
  20         Dec-06        20.21         20.21         20.40         67         Nov-10       13.78          12.92        10.95
  21         Jan-07        13.91         13.96          7.92         68         Dec-10       14.28          13.41        11.36
  22         Feb-07        13.92         13.96          7.92         69         Jan-11       13.82          12.99        11.00
  23         Mar-07        14.65         14.70          8.77         70         Feb-11       13.81          12.99        11.00
  24         Apr-07        13.94         13.99          7.92         71         Mar-11       15.28          14.39        12.17
  25         May-07        14.29         14.10          8.19         72         Apr-11       13.80          13.01        10.99
  26         Jun-07        14.06         13.93          7.93         73         May-11       13.43          12.88        11.36
  27         Jul-07        14.99         14.93          8.86         74         Jun-11       11.73          11.62        11.04
  28         Aug-07        14.76         14.72          8.58         75         Jul-11       12.14          12.02        11.40
  29         Sep-07        14.80         14.78          8.58         76         Aug-11       11.77          11.65        11.03
  30         Oct-07        15.09         15.09          8.87         77         Sep-11       11.79          11.66        11.03
  31         Nov-07        14.89         14.90          8.59         78         Oct-11       12.20          12.07        11.40
  32         Dec-07        15.21         15.24          8.88         79         Nov-11       11.83          11.69        11.03
  33         Jan-08        16.04         16.06          9.53         80         Dec-11       12.24          12.10        11.39
  34         Feb-08        16.12         16.16          9.54         81         Jan-12       11.87          11.73        11.03
  35         Mar-08        16.92         17.00         10.31         82         Feb-12       11.89          11.74        11.02
  36         Apr-08        16.44         16.50          9.65         83         Mar-12       12.73          12.57        11.78
  37         May-08        40.68         40.43         10.02         84         Apr-12       11.94          11.78        11.02
  38         Jun-08        18.31         18.34          9.70         85         May-12       12.36          12.19        11.38
  39         Jul-08        15.63         15.73         10.77         86         Jun-12       11.98          11.82        11.02
  40         Aug-08        15.06         15.16         10.43         87         Jul-12       12.41          12.23        11.38
  41         Sep-08        14.95         15.06         10.46         88         Aug-12       12.04          11.86        11.01
  42         Oct-08        15.22         15.34         10.81         89         Sep-12       12.06          11.88        11.01
  43         Nov-08        14.69         14.79         10.48         90         Oct-12       12.49          12.30        11.37
  44         Dec-08        14.97         15.07         10.83         91         Nov-12       12.12          11.92        11.01
  45         Jan-09        14.62         14.71         10.58         92         Dec-12       12.55          12.35        11.37
  46         Feb-09        14.60         14.69         10.58         93         Jan-13       12.18          11.97        11.00
  47         Mar-09        15.95         16.08         11.75         94         Feb-13       12.21          12.00        11.00

                              Class A-1       Class A-2       Class M-1
                                Avail.          Avail.          Avail.
             Distribution     Funds Cap       Funds Cap       Funds Cap
 Period          Date            (%)             (%)             (%)
------------------------------------------------------------------------
    95          Mar-13          13.55           13.31           12.18
    96          Apr-13          12.27           12.05           10.99
    97          May-13          12.72           12.48           11.36
    98          Jun-13          12.34           12.10           10.99
    99          Jul-13          12.79           12.53           11.36
   100          Aug-13          12.42           12.16           10.99
   101          Sep-13          12.45           12.19           10.98
   102          Oct-13          12.91           12.63           11.35
   103          Nov-13          12.53           12.25           10.98
   104          Dec-13          12.99           12.69           11.34
   105          Jan-14          12.62           12.32           10.98
   106          Feb-14          12.66           12.35           10.97
   107          Mar-14          14.07           13.72           12.15
   108          Apr-14          12.75           12.43           10.97
   109          May-14          13.23           12.88           11.33
   110          Jun-14          12.85           12.50           10.97
   111          Jul-14          13.33           12.96           11.33
   112          Aug-14          12.95           12.59           10.96
   113          Sep-14          13.01           12.63           10.96
   114          Oct-14          13.50           13.10           11.32
   115          Nov-14          13.12           12.72           10.96
   116          Dec-14          13.62           13.19           11.32
   117          Jan-15          13.24           12.82           10.95
   118          Feb-15          13.30           12.87           10.95
   119          Mar-15          14.80           14.30           12.12
   120          Apr-15          13.43           12.97           10.95


                        Class M-2      Class M-3     Class M-4                            Class M-2      Class M-3     Class M-4
                          Avail.         Avail.        Avail.                               Avail.         Avail.        Avail.
          Distribution   Funds Cap      Funds Cap     Funds Cap             Distribution   Funds Cap      Funds Cap     Funds Cap
Period        Date         (%)            (%)           (%)       Period        Date         (%)            (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
   1         May-05        20.45         20.50         20.60         48        Apr-09        10.61          10.61        10.61
   2         Jun-05        20.45         20.50         20.60         49        May-09        10.98          10.98        10.98
   3         Jul-05        20.45         20.50         20.60         50        Jun-09        10.62          10.62        10.62
   4         Aug-05        20.45         20.50         20.60         51        Jul-09        11.08          11.08        11.08
   5         Sep-05        20.45         20.50         20.60         52        Aug-09        10.72          10.72        10.72
   6         Oct-05        20.45         20.50         20.60         53        Sep-09        10.75          10.75        10.75
   7         Nov-05        20.45         20.50         20.60         54        Oct-09        11.12          11.12        11.12
   8         Dec-05        20.45         20.50         20.60         55        Nov-09        10.77          10.77        10.77
   9         Jan-06        20.45         20.50         20.60         56        Dec-09        11.27          11.27        11.27
  10         Feb-06        20.45         20.50         20.60         57        Jan-10        10.92          10.92        10.92
  11         Mar-06        20.45         20.50         20.60         58        Feb-10        10.91          10.91        10.91
  12         Apr-06        20.45         20.50         20.60         59        Mar-10        12.08          12.08        12.08
  13         May-06        20.45         20.50         20.60         60        Apr-10        10.91          10.91        10.91
  14         Jun-06        20.45         20.50         20.60         61        May-10        11.28          11.28        11.28
  15         Jul-06        20.45         20.50         20.60         62        Jun-10        10.96          10.96        10.96
  16         Aug-06        20.45         20.50         20.60         63        Jul-10        11.32          11.32        11.32
  17         Sep-06        20.45         20.50         20.60         64        Aug-10        10.96          10.96        10.96
  18         Oct-06        20.45         20.50         20.54         65        Sep-10        10.95          10.95        10.95
  19         Nov-06        20.45         20.50         11.92         66        Oct-10        11.32          11.32        11.32
  20         Dec-06        20.45         20.50          9.21         67        Nov-10        10.95          10.95        10.95
  21         Jan-07         7.92          7.92          7.92         68        Dec-10        11.36          11.36        11.36
  22         Feb-07         7.92          7.92          7.92         69        Jan-11        11.00          11.00        11.00
  23         Mar-07         8.77          8.77          8.77         70        Feb-11        11.00          11.00        11.00
  24         Apr-07         7.92          7.92          7.92         71        Mar-11        12.17          12.17        12.17
  25         May-07         8.19          8.19          8.19         72        Apr-11        10.99          10.99        10.99
  26         Jun-07         7.93          7.93          7.93         73        May-11        11.36          11.36        11.36
  27         Jul-07         8.86          8.86          8.86         74        Jun-11        11.04          11.04        11.04
  28         Aug-07         8.58          8.58          8.58         75        Jul-11        11.40          11.40        11.40
  29         Sep-07         8.58          8.58          8.58         76        Aug-11        11.03          11.03        11.03
  30         Oct-07         8.87          8.87          8.87         77        Sep-11        11.03          11.03        11.03
  31         Nov-07         8.59          8.59          8.59         78        Oct-11        11.40          11.40        11.40
  32         Dec-07         8.88          8.88          8.88         79        Nov-11        11.03          11.03        11.03
  33         Jan-08         9.53          9.53          9.53         80        Dec-11        11.39          11.39        11.39
  34         Feb-08         9.54          9.54          9.54         81        Jan-12        11.03          11.03        11.03
  35         Mar-08        10.31         10.31         10.31         82        Feb-12        11.02          11.02        11.02
  36         Apr-08         9.65          9.65          9.65         83        Mar-12        11.78          11.78        11.78
  37         May-08        10.02         10.02         10.02         84        Apr-12        11.02          11.02        11.02
  38         Jun-08         9.70          9.70          9.70         85        May-12        11.38          11.38        11.38
  39         Jul-08        10.77         10.77         10.77         86        Jun-12        11.02          11.02        11.02
  40         Aug-08        10.43         10.43         10.43         87        Jul-12        11.38          11.38        11.38
  41         Sep-08        10.46         10.46         10.46         88        Aug-12        11.01          11.01        11.01
  42         Oct-08        10.81         10.81         10.81         89        Sep-12        11.01          11.01        11.01
  43         Nov-08        10.48         10.48         10.48         90        Oct-12        11.37          11.37        11.37
  44         Dec-08        10.83         10.83         10.83         91        Nov-12        11.01          11.01        11.01
  45         Jan-09        10.58         10.58         10.58         92        Dec-12        11.37          11.37        11.37
  46         Feb-09        10.58         10.58         10.58         93        Jan-13        11.00          11.00        11.00
  47         Mar-09        11.75         11.75         11.75         94        Feb-13        11.00          11.00        11.00

                              Class M-2       Class M-3       Class M-4
                                Avail.          Avail.          Avail.
             Distribution     Funds Cap       Funds Cap       Funds Cap
 Period          Date            (%)             (%)             (%)
------------------------------------------------------------------------
    95          Mar-13          12.18           12.18           12.18
    96          Apr-13          10.99           10.99           10.99
    97          May-13          11.36           11.36           11.36
    98          Jun-13          10.99           10.99           10.99
    99          Jul-13          11.36           11.36           11.36
   100          Aug-13          10.99           10.99           10.99
   101          Sep-13          10.98           10.98           10.98
   102          Oct-13          11.35           11.35           11.35
   103          Nov-13          10.98           10.98           10.98
   104          Dec-13          11.34           11.34           11.34
   105          Jan-14          10.98           10.98           10.98
   106          Feb-14          10.97           10.97           10.97
   107          Mar-14          12.15           12.15           12.15
   108          Apr-14          10.97           10.97           10.97
   109          May-14          11.33           11.33           11.33
   110          Jun-14          10.97           10.97           10.97
   111          Jul-14          11.33           11.33           11.33
   112          Aug-14          10.96           10.96           10.96
   113          Sep-14          10.96           10.96           10.96
   114          Oct-14          11.32           11.32           11.32
   115          Nov-14          10.96           10.96           10.96
   116          Dec-14          11.32           11.32           11.32
   117          Jan-15          10.95           10.95           10.95
   118          Feb-15          10.95           10.95           10.95
   119          Mar-15          12.12           12.12           12.12
   120          Apr-15          10.95           10.95           10.95


                        Class M-5      Class M-6     Class B-1                            Class M-5      Class M-6     Class B-1
                          Avail.         Avail.        Avail.                               Avail.         Avail.        Avail.
          Distribution   Funds Cap      Funds Cap     Funds Cap             Distribution   Funds Cap      Funds Cap     Funds Cap
Period        Date         (%)            (%)           (%)       Period        Date         (%)            (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
   1         May-05        20.65         20.70         21.30         48        Apr-09        10.61          10.61        10.61
   2         Jun-05        20.65         20.70         21.30         49        May-09        10.98          10.98        10.98
   3         Jul-05        20.65         20.70         21.30         50        Jun-09        10.62          10.62        10.62
   4         Aug-05        20.65         20.70         21.30         51        Jul-09        11.08          11.08        11.08
   5         Sep-05        20.65         20.70         21.30         52        Aug-09        10.72          10.72        10.72
   6         Oct-05        20.65         20.70         21.30         53        Sep-09        10.75          10.75        10.75
   7         Nov-05        20.65         20.70         21.30         54        Oct-09        11.12          11.12        11.12
   8         Dec-05        20.65         20.70         21.30         55        Nov-09        10.77          10.77        10.77
   9         Jan-06        20.65         20.70         21.30         56        Dec-09        11.27          11.27        11.27
  10         Feb-06        20.65         20.70         21.30         57        Jan-10        10.92          10.92        10.92
  11         Mar-06        20.65         20.70         21.30         58        Feb-10        10.91          10.91        10.91
  12         Apr-06        20.65         20.70         21.30         59        Mar-10        12.08          12.08        12.08
  13         May-06        20.65         20.70         21.30         60        Apr-10        10.91          10.91        10.91
  14         Jun-06        20.65         20.70          7.04         61        May-10        11.28          11.28        11.28
  15         Jul-06        20.65         15.89          6.18         62        Jun-10        10.96          10.96        10.96
  16         Aug-06        17.74          5.98          5.98         63        Jul-10        11.32          11.32        11.32
  17         Sep-06        10.05          5.98          5.98         64        Aug-10        10.96          10.96        10.96
  18         Oct-06         6.18          6.18          6.18         65        Sep-10        10.95          10.95        10.95
  19         Nov-06         6.00          6.00          6.00         66        Oct-10        11.32          11.32        11.32
  20         Dec-06         6.20          6.20          6.20         67        Nov-10        10.95          10.95        10.95
  21         Jan-07         7.92          7.92          7.92         68        Dec-10        11.36          11.36        11.36
  22         Feb-07         7.92          7.92          7.92         69        Jan-11        11.00          11.00        11.00
  23         Mar-07         8.77          8.77          8.77         70        Feb-11        11.00          11.00        11.00
  24         Apr-07         7.92          7.92          7.92         71        Mar-11        12.17          12.17        12.17
  25         May-07         8.19          8.19          8.19         72        Apr-11        10.99          10.99        10.99
  26         Jun-07         7.93          7.93          7.93         73        May-11        11.36          11.36        11.36
  27         Jul-07         8.86          8.86          8.86         74        Jun-11        11.04          11.04        11.04
  28         Aug-07         8.58          8.58          8.58         75        Jul-11        11.40          11.40        11.40
  29         Sep-07         8.58          8.58          8.58         76        Aug-11        11.03          11.03        11.03
  30         Oct-07         8.87          8.87          8.87         77        Sep-11        11.03          11.03        11.03
  31         Nov-07         8.59          8.59          8.59         78        Oct-11        11.40          11.40        11.40
  32         Dec-07         8.88          8.88          8.88         79        Nov-11        11.03          11.03        11.03
  33         Jan-08         9.53          9.53          9.53         80        Dec-11        11.39          11.39        11.39
  34         Feb-08         9.54          9.54          9.54         81        Jan-12        11.03          11.03        11.03
  35         Mar-08        10.31         10.31         10.31         82        Feb-12        11.02          11.02        11.02
  36         Apr-08         9.65          9.65          9.65         83        Mar-12        11.78          11.78        11.78
  37         May-08        10.02         10.02         10.02         84        Apr-12        11.02          11.02        11.02
  38         Jun-08         9.70          9.70          9.70         85        May-12        11.38          11.38        11.38
  39         Jul-08        10.77         10.77         10.77         86        Jun-12        11.02          11.02        11.02
  40         Aug-08        10.43         10.43         10.43         87        Jul-12        11.38          11.38        11.38
  41         Sep-08        10.46         10.46         10.46         88        Aug-12        11.01          11.01        11.01
  42         Oct-08        10.81         10.81         10.81         89        Sep-12        11.01          11.01        11.01
  43         Nov-08        10.48         10.48         10.48         90        Oct-12        11.37          11.37        11.37
  44         Dec-08        10.83         10.83         10.83         91        Nov-12        11.01          11.01        11.01
  45         Jan-09        10.58         10.58         10.58         92        Dec-12        11.37          11.37        11.37
  46         Feb-09        10.58         10.58         10.58         93        Jan-13        11.00          11.00        11.00
  47         Mar-09        11.75         11.75         11.75         94        Feb-13        11.00          11.00        11.00

                              Class M-5       Class M-6       Class B-1
                                Avail.          Avail.          Avail.
             Distribution     Funds Cap       Funds Cap       Funds Cap
 Period          Date            (%)             (%)             (%)
------------------------------------------------------------------------
    95          Mar-13          12.18           12.18           12.18
    96          Apr-13          10.99           10.99           10.99
    97          May-13          11.36           11.36           11.36
    98          Jun-13          10.99           10.99           10.99
    99          Jul-13          11.36           11.36           11.36
   100          Aug-13          10.99           10.99           10.99
   101          Sep-13          10.98           10.98           10.98
   102          Oct-13          11.35           11.35           11.35
   103          Nov-13          10.98           10.98           10.98
   104          Dec-13          11.34           11.34           11.34
   105          Jan-14          10.98           10.98           10.98
   106          Feb-14          10.97           10.97           10.97
   107          Mar-14          12.15           12.15           12.15
   108          Apr-14          10.97           10.97           10.97
   109          May-14          11.33           11.33           11.33
   110          Jun-14          10.97           10.97           10.97
   111          Jul-14          11.33           11.33           11.33
   112          Aug-14          10.96           10.96           10.96
   113          Sep-14          10.96           10.96           10.96
   114          Oct-14          11.32           11.32           11.32
   115          Nov-14          10.96           10.96           10.96
   116          Dec-14          11.32           11.32           11.32
   117          Jan-15          10.95           10.95           10.95
   118          Feb-15          10.95           10.95           10.95
   119          Mar-15          12.12           12.12           12.12
   120          Apr-15          10.95           10.95           10.95


                        Class B-2      Class B-3                             Class B-2      Class B-3
                          Avail.         Avail.                                Avail.         Avail.
          Distribution   Funds Cap      Funds Cap              Distribution   Funds Cap      Funds Cap
Period        Date         (%)            (%)        Period        Date         (%)            (%)
--------------------------------------------------------------------------------------------------------
   1         May-05        21.45         22.10         48         Apr-09        10.61        10.61
   2         Jun-05        21.45         22.10         49         May-09        10.98        10.98
   3         Jul-05        21.45         22.10         50         Jun-09        10.62        10.62
   4         Aug-05        21.45         22.10         51         Jul-09        11.08        11.08
   5         Sep-05        21.45         22.10         52         Aug-09        10.72        10.72
   6         Oct-05        21.45         22.10         53         Sep-09        10.75        10.75
   7         Nov-05        21.45         22.10         54         Oct-09        11.12        11.12
   8         Dec-05        21.45         22.10         55         Nov-09        10.77        10.77
   9         Jan-06        21.45         22.10         56         Dec-09        11.27        11.27
  10         Feb-06        21.45         22.10         57         Jan-10        10.92        10.92
  11         Mar-06        21.45         22.10         58         Feb-10        10.91        10.91
  12         Apr-06        18.89          5.96         59         Mar-10        12.08        12.08
  13         May-06         9.07          6.16         60         Apr-10        10.91        10.91
  14         Jun-06         5.97          5.97         61         May-10        11.28        11.28
  15         Jul-06         6.18          6.18         62         Jun-10        10.96        10.96
  16         Aug-06         5.98          5.98         63         Jul-10        11.32        11.32
  17         Sep-06         5.98          5.98         64         Aug-10        10.96        10.96
  18         Oct-06         6.18          6.18         65         Sep-10        10.95        10.95
  19         Nov-06         6.00          6.00         66         Oct-10        11.32        11.32
  20         Dec-06         6.20          6.20         67         Nov-10        10.95        10.95
  21         Jan-07         7.92          7.92         68         Dec-10        11.36        11.36
  22         Feb-07         7.92          7.92         69         Jan-11        11.00        11.00
  23         Mar-07         8.77          8.77         70         Feb-11        11.00        11.00
  24         Apr-07         7.92          7.92         71         Mar-11        12.17        12.17
  25         May-07         8.19          8.19         72         Apr-11        10.99        10.99
  26         Jun-07         7.93          7.93         73         May-11        11.36        11.36
  27         Jul-07         8.86          8.86         74         Jun-11        11.04        11.04
  28         Aug-07         8.58          8.58         75         Jul-11        11.40        11.40
  29         Sep-07         8.58          8.58         76         Aug-11        11.03        11.03
  30         Oct-07         8.87          8.87         77         Sep-11        11.03        11.03
  31         Nov-07         8.59          8.59         78         Oct-11        11.40        11.40
  32         Dec-07         8.88          8.88         79         Nov-11        11.03        11.03
  33         Jan-08         9.53          9.53         80         Dec-11        11.39        11.39
  34         Feb-08         9.54          9.54         81         Jan-12        11.03        11.03
  35         Mar-08        10.31         10.31         82         Feb-12        11.02        11.02
  36         Apr-08         9.65          9.65         83         Mar-12        11.78        11.78
  37         May-08        10.02         10.02         84         Apr-12        11.02        11.02
  38         Jun-08         9.70          9.70         85         May-12        11.38        11.38
  39         Jul-08        10.77         10.77         86         Jun-12        11.02        11.02
  40         Aug-08        10.43         10.43         87         Jul-12        11.38        11.38
  41         Sep-08        10.46         10.46         88         Aug-12        11.01        11.01
  42         Oct-08        10.81         10.81         89         Sep-12        11.01        11.01
  43         Nov-08        10.48         10.48         90         Oct-12        11.37        11.37
  44         Dec-08        10.83         10.83         91         Nov-12        11.01        11.01
  45         Jan-09        10.58         10.58         92         Dec-12        11.37        11.37
  46         Feb-09        10.58         10.58         93         Jan-13        11.00        11.00
  47         Mar-09        11.75         11.75         94         Feb-13        11.00        11.00

                              Class B-2       Class B-3
                                Avail.          Avail.
             Distribution     Funds Cap       Funds Cap
 Period          Date            (%)             (%)
----------------------------------------------------------
    95          Mar-13          12.18           12.18
    96          Apr-13          10.99           10.99
    97          May-13          11.36           11.36
    98          Jun-13          10.99           10.99
    99          Jul-13          11.36           11.36
   100          Aug-13          10.99           10.99
   101          Sep-13          10.98           10.98
   102          Oct-13          11.35           11.35
   103          Nov-13          10.98           10.98
   104          Dec-13          11.34           11.34
   105          Jan-14          10.98           10.98
   106          Feb-14          10.97           10.97
   107          Mar-14          12.15           12.15
   108          Apr-14          10.97
   109          May-14          11.33
   110          Jun-14          10.97
   111          Jul-14          11.33
   112          Aug-14          10.96
   113          Sep-14          10.96
   114          Oct-14          11.32
   115          Nov-14          10.96

Swap Agreement. On the Closing Date, the Trustee will enter into a Swap Agreement with an initial swap notional amount of $1,717,702,000. Under the Swap Agreement, on each Distribution Date prior to the termination of the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.242% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. The interest accrual period applicable for payments under the Swap Agreement shall be from the 25th to 24th. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

                     Distribution           Swap Notional                          Distribution            Swap Notional
       Period            Date                  Amount                 Period           Date                    Amount
-----------------------------------------------------------------------------------------------------------------------------
          1             May-05           $  1,717,702,000               38            Jun-08              $  123,070,182
          2             Jun-05           $  1,684,979,237               39            Jul-08              $   43,361,227
          3             Jul-05           $  1,647,363,279               40            Aug-08              $   41,737,054
          4             Aug-05           $  1,604,986,472               41            Sep-08              $   40,173,437
          5             Sep-05           $  1,558,023,276               42            Oct-08              $   38,668,128
          6             Oct-05           $  1,506,690,726               43            Nov-08              $   37,218,960
          7             Nov-05           $  1,451,248,456               44            Dec-08              $   35,823,848
          8             Dec-05           $  1,392,001,123               45            Jan-09              $   34,480,782
          9             Jan-06           $  1,329,657,815               46            Feb-09              $   33,187,829
         10             Feb-06           $  1,270,035,013               47            Mar-09              $   31,943,126
         11             Mar-06           $  1,213,033,271               48            Apr-09              $   30,744,879
         12             Apr-06           $  1,158,537,080               49            May-09              $   29,591,361
         13             May-06           $  1,106,436,144               50            Jun-09              $   28,480,908
         14             Jun-06           $  1,056,625,030               51            Jul-09              $   27,411,921
         15             Jul-06           $  1,009,002,977               52            Aug-09              $   26,382,855
         16             Aug-06           $    963,473,625               53            Sep-09              $   25,392,227
         17             Sep-06           $    919,944,943               54            Oct-09              $   24,438,607
         18             Oct-06           $    878,328,807               55            Nov-09              $   23,520,617
         19             Nov-06           $    838,541,058               56            Dec-09              $   22,636,932
         20             Dec-06           $    800,502,820               57            Jan-10              $   21,785,930
         21             Jan-07           $    255,672,903               58            Feb-10              $   20,962,707
         22             Feb-07           $    244,888,234               59            Mar-10              $   20,170,137
         23             Mar-07           $    234,560,782               60            Apr-10              $   19,407,339
         24             Apr-07           $    224,671,062               61            May-10              $            0
         25             May-07           $    215,200,426
         26             Jun-07           $    206,131,024
         27             Jul-07           $    197,445,768
         28             Aug-07           $    189,128,305
         29             Sep-07           $    181,162,979
         30             Oct-07           $    173,534,803
         31             Nov-07           $    166,229,435
         32             Dec-07           $    159,233,143
         33             Jan-08           $    152,532,818
         34             Feb-08           $    146,115,840
         35             Mar-08           $    139,970,164
         36             Apr-08           $    134,089,027
         37             May-08           $    128,460,916

                     The Mortgage Loans - All Collateral(1)


 Scheduled Principal Balance:                                    $1,759,212,709

 Number of Mortgage Loans:                                                8,004

 Average Scheduled Principal Balance:                                  $219,792

 Weighted Average Gross Coupon:                                          6.632%

 Weighted Average Net Coupon:(2)                                         6.122%

 Weighted Average Current FICO Score:                                       647

 Weighted Average Combined Original LTV Ratio:                           82.63%

 Weighted Average Stated Remaining Term (months):                           356

 Weighted Average Seasoning (months):                                         3

 Weighted Average Months to Roll: (3)                                        25

 Weighted Average Gross Margin: (3)                                       4.77%

 Weighted Average Initial Rate Cap: (3)                                   2.96%

 Weighted Average Periodic Rate Cap: (3)                                  1.00%

 Weighted Average Gross Maximum Lifetime Rate: (3)                       12.57%



(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000              190      $    7,848,440      0.45%      8.042%        597      $ 41,308     76.47%      75.83%     91.54%
$50,001 - $75,000         556          35,534,635      2.02       7.779         608        63,911     79.73       73.21      94.85
$75,001 - $100,000        717          63,190,810      3.59       7.421         619        88,132     82.43       70.95      96.66
$100,001 - $125,000       871          98,535,775      5.60       7.100         629       113,129     82.67       72.48      96.80
$125,001 - $150,000       839         115,556,712      6.57       7.138         633       137,731     84.05       65.09      97.23
$150,001 - $200,000     1,508         262,730,646     14.93       6.897         635       174,225     83.66       67.55      97.57
$200,001 - $250,000       925         207,660,690     11.80       6.655         640       224,498     83.32       74.70      97.85
$250,001 - $300,000       686         188,129,858     10.69       6.569         645       274,242     83.81       68.30      96.94
$300,001 - $350,000       397         128,931,593      7.33       6.560         644       324,765     83.82       74.43      97.25
$350,001 - $400,000       365         136,827,470      7.78       6.376         654       374,870     83.48       70.05      98.07
$400,001 & Above          950         514,266,080     29.23       6.194         668       541,333     80.88       81.11      99.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              82      $   27,014,812      1.54%      4.837%        707      $329,449     78.75%      95.18%    100.00%
5.00 - 5.49%              308          97,733,799      5.56       5.256         683       317,318     78.81       90.77      99.78
5.50 - 5.99%            1,282         391,099,743     22.23       5.771         672       305,070     79.06       85.17      99.40
6.00 - 6.49%            1,181         305,177,104     17.35       6.222         657       258,406     80.65       78.56      98.51
6.50 - 6.99%            1,688         388,704,565     22.10       6.717         645       230,275     83.56       68.72      97.23
7.00 - 7.49%            1,010         192,283,960     10.93       7.191         630       190,380     85.07       62.20      95.22
7.50 - 7.99%            1,221         199,943,464     11.37       7.703         613       163,754     86.99       59.43      96.12
8.00 - 8.49%              596          82,062,795      4.66       8.170         595       137,689     86.84       67.00      98.55
8.50 - 8.99%              466          57,486,342      3.27       8.663         598       123,361     88.27       60.10      98.33
9.00% & Above             170          17,706,125      1.01       9.272         594       104,154     89.37       62.51      99.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               347      $   96,668,769      5.50%      6.087%        763      $278,584     82.95%      71.78%     93.37%
720 - 739                 228          63,377,943      3.60       6.157         728       277,973     83.26       70.26      92.80
700 - 719                 461         123,611,943      7.03       6.259         708       268,139     83.58       67.48      95.59
680 - 699                 668         182,679,140     10.38       6.239         689       273,472     83.39       72.57      97.35
660 - 679                 829         207,513,746     11.80       6.311         669       250,318     83.28       67.73      97.53
640 - 659               1,164         277,623,583     15.78       6.468         649       238,508     83.02       71.72      97.97
620 - 639               1,303         291,105,142     16.55       6.611         629       223,411     84.42       71.53      99.56
600 - 619               1,048         214,540,346     12.20       6.609         609       204,714     82.04       76.98      99.75
580 - 599                 324          65,778,796      3.74       7.436         589       203,021     82.95       69.27      98.68
560 - 579                 989         149,781,715      8.51       7.652         570       151,448     79.45       83.45      98.46
540 - 559                 642          86,448,059      4.91       7.996         549       134,654     76.85       92.37     100.00
520 - 539                   1              83,528      0.00       6.500         529        83,528     80.00      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien              8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             286      $   51,506,777      2.93%      6.663%        622      $180,094     51.36%      55.33%     98.54%
60.01 - 70.00%            360          80,453,042      4.57       6.591         623       223,481     66.52       68.48      97.39
70.01 - 80.00%          3,776         896,220,264     50.94       6.184         654       237,346     79.27       87.22      99.24
80.01 - 85.00%            894         173,088,726      9.84       7.060         614       193,612     84.29       69.21      96.49
85.01 - 90.00%          1,333         287,589,148     16.35       7.119         636       215,746     89.62       66.65      92.59
90.01 - 95.00%            922         192,657,813     10.95       7.104         661       208,956     94.56       60.13     100.00
95.01 - 100.00%           433          77,696,939      4.42       7.891         675       179,439     99.78        1.05     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      5,727      $1,293,445,215     73.52%      6.510%        644      $225,850     81.65%     100.00%     97.34%
No Income Verification  1,794         323,089,356     18.37       7.144         646       180,094     85.55        0.00      99.33
Stated Plus
  Documentation           396         121,975,016      6.93       6.574         676       308,018     85.42        0.00     100.00
Limited Income
  Verification             86          20,583,510      1.17       6.575         667       239,343     82.14        0.00      98.09
No Documentation            1             119,612      0.01       8.250         700       119,612     80.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                3,822      $  935,697,574     53.19%      6.324%        662      $244,819     82.68%      86.40%     97.01%
Cashout Refinance       3,416         684,331,928     38.90       6.979         628       200,331     82.39       63.60      98.92
Refinance                 766         139,183,207      7.91       6.989         632       181,701     83.56       35.76      98.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          7,778      $1,722,195,192     97.90%      6.623%        646      $221,419     82.58%      73.10%     100.00%
Non-owner Occupied        226          37,017,518      2.10       7.022         689       163,794     85.11       93.08       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           5,684      $1,184,590,459     67.34%      6.704%        642      $208,408     82.77%      71.38%     98.36%
PUD                     1,383         357,124,466     20.30       6.439         651       258,224     81.95       82.44      97.99
Condo                     631         138,652,256      7.88       6.438         663       219,734     82.89       77.93      97.60
2-4 Family                302          78,230,028      4.45       6.758         662       259,040     83.36       57.31      90.93
Modular                     4             615,499      0.03       7.505         566       153,875     77.29      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      2,179      $  756,504,667     43.00%      6.180%        658      $347,180     80.21%      82.92%     97.85%
IL                        525         103,667,514      5.89       6.930         641       197,462     85.59       32.01      98.83
FL                        495          82,357,069      4.68       7.045         641       166,378     84.65       67.30      97.04
TX                        539          68,626,501      3.90       7.008         637       127,322     80.10       70.11      97.89
MI                        421          63,700,045      3.62       7.229         630       151,307     87.19       56.78      98.42
NY                        199          57,593,909      3.27       6.862         658       289,417     83.02       56.53      97.58
MN                        265          51,512,553      2.93       6.806         635       194,387     85.34       75.54      95.24
GA                        277          48,270,253      2.74       6.871         637       174,261     85.53       77.07      97.61
OH                        381          47,165,492      2.68       7.205         629       123,794     86.86       57.21      97.93
CO                        212          44,306,866      2.52       6.644         637       208,995     82.62       81.79      97.35
Other                   2,511         435,507,839     24.76       6.979         636       173,440     84.36       73.79      98.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                      23      $   11,250,199      0.64%      5.828%        694      $489,139     79.11%      90.57%     96.59%
92563                      18           6,437,128      0.37       6.406         643       357,618     81.11       92.57      89.05
92336                      17           6,249,563      0.36       6.284         643       367,621     82.13       90.17     100.00
91915                      13           6,155,605      0.35       6.237         667       473,508     78.92       69.25     100.00
92592                      14           5,827,500      0.33       6.110         659       416,250     81.25       93.14     100.00
92562                      11           5,099,911      0.29       5.711         671       463,628     79.46       77.31     100.00
95687                      16           5,013,660      0.28       6.295         658       313,354     81.85       87.72      96.64
92078                      10           4,908,550      0.28       6.139         667       490,855     81.68       79.81     100.00
92879                      12           4,505,149      0.26       5.915         660       375,429     82.13       57.53     100.00
92555                      15           4,343,731      0.25       6.293         645       289,582     83.32       73.30     100.00
Other                   7,855       1,699,421,712     96.60       6.650         646       216,349     82.70       73.20      97.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   145      $   13,090,967      0.74%      7.251%        630      $ 90,283     73.69%      41.94%    100.00%
181 - 240                   6             505,281      0.03       7.448         637        84,214     83.81       47.83     100.00
241 - 360               7,853       1,745,616,461     99.23       6.627         647       222,287     82.70       73.77      97.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM             10      $    3,073,677      0.17%      7.050%        631      $307,368     87.93%      17.07%    100.00%
15 YEAR FXD IO              3             459,097      0.03       7.289         626       153,032     75.15      100.00     100.00
15yr Fxd                  140          12,202,155      0.69       7.252         630        87,158     73.04       41.23     100.00
2 YR IO                 3,025         810,368,459     46.06       6.345         650       267,890     82.12       90.45      97.16
2 YR LIBOR ARM          2,042         363,559,675     20.67       7.234         629       178,041     85.24       40.50      99.04
20yr Fxd                    6             505,281      0.03       7.448         637        84,214     83.81       47.83     100.00
3 YR IO                   813         185,193,776     10.53       6.343         654       227,791     82.02       90.99      96.92
3 YR LIBOR ARM            461          90,246,168      5.13       6.968         642       195,762     84.86       43.77      99.39
30 YEAR FXD IO            116          24,965,277      1.42       6.882         659       215,218     81.93       95.07      97.12
30yr Fxd                  847         131,758,531      7.49       7.271         644       155,559     81.31       45.28      99.50
30/15 Bln                   1             137,214      0.01       7.875         619       137,214     91.67        0.00     100.00
30/15 BLN IO                1             292,500      0.02       6.875         666       292,500     90.00        0.00     100.00
5 YR IO                   351          90,571,563      5.15       6.168         676       258,039     79.75       94.45      98.53
5 YR LIBOR ARM             79          16,868,716      0.96       6.756         659       213,528     79.17       36.64      96.93
6 Month LIBOR               5           1,900,126      0.11       5.891         665       380,025     82.99       28.76     100.00
6 Month LIBOR IO          104          27,110,492      1.54       5.795         645       260,678     82.64       85.85      96.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%              109      $   29,010,618      1.65%      5.801%        646      $266,152     82.66%      82.11%     96.32%
1.51 - 2.00%               10           3,073,677      0.17       7.050         631       307,368     87.93       17.07     100.00
2.51 - 3.00%            6,771       1,556,808,358     88.49       6.583         647       229,923     82.82       75.79      97.78
N/A                     1,114         170,320,056      9.68       7.213         645       152,891     80.82       52.33      99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            6,890      $1,588,892,653     90.32%      6.569%        647      $230,609     82.83%      75.80%     97.76%
N/A                     1,114         170,320,056      9.68       7.213         645       152,891     80.82       52.33      99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                    121      $   32,697,210      1.86%      5.925%        644      $270,225     83.14%      76.33%     96.74%
13 - 24                 5,065       1,173,417,508     66.70       6.620         644       231,672     83.07       75.02      97.74
25 - 36                 1,274         275,337,656     15.65       6.550         650       216,121     82.99       75.32      97.73
37 - 48                     1             263,884      0.02       5.250         683       263,884     80.00      100.00     100.00
49 & Above                429         107,176,395      6.09       6.263         674       249,828     79.66       85.34      98.27
N/A                     1,114         170,320,056      9.68       7.213         645       152,891     80.82       52.33      99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below          1,639      $  505,194,722     28.72%      5.625%        675      $308,234     79.18%      86.76%     99.49%
12.00 - 12.49%          1,096         284,480,765     16.17       6.219         656       259,563     80.88       80.81      98.40
12.50 - 12.99%          1,456         343,041,767     19.50       6.710         643       235,606     84.20       71.41      96.89
13.00 - 13.49%            819         162,496,057      9.24       7.188         628       198,408     85.94       64.71      94.41
13.50 - 13.99%            966         167,500,065      9.52       7.700         610       173,396     87.56       61.54      95.74
14.00 - 14.49%            459          67,774,802      3.85       8.171         593       147,658     87.07       68.47      98.57
14.50 - 14.99%            339          45,382,632      2.58       8.660         597       133,872     88.34       62.40      98.52
15.00 - 15.49%             98          10,968,855      0.62       9.185         601       111,927     90.11       60.60     100.00
15.50 - 15.99%             16           1,932,352      0.11       9.615         577       120,772     88.07       76.87     100.00
16.00% & Above              2             120,637      0.01      10.067         584        60,318     95.38       46.21     100.00
N/A                     1,114         170,320,056      9.68       7.213         645       152,891     80.82       52.33      99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           3,336      $  904,067,799     51.39%      6.017%        664      $271,004     78.78%      83.18%     97.40%
5.00 - 5.49%            1,348         295,654,937     16.81       6.841         637       219,329     86.53       67.75      97.05
5.50 - 5.99%            1,151         222,947,454     12.67       7.339         624       193,699     89.07       62.41      98.65
6.00 - 6.49%              668         108,485,573      6.17       7.835         607       162,404     90.00       64.68      99.86
6.50 - 6.99%              303          47,372,015      2.69       8.360         601       156,343     89.99       72.03      99.54
7.00% & Above              84          10,364,874      0.59       9.007         575       123,391     88.65       82.83     100.00
N/A                     1,114         170,320,056      9.68       7.213         645       152,891     80.82       52.33      99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  8,004      $1,759,212,709    100.00%      6.632%        647      $219,792     82.63%      73.52%     97.90%
------------------------------------------------------------------------------------------------------------------------------------

                 The Mortgage Loans - Fixed Rate Collateral (1)

 Scheduled Principal Balance:                                      $170,320,056

 Number of Mortgage Loans:                                                1,114

 Average Scheduled Principal Balance:                                  $152,891

 Weighted Average Gross Coupon:                                          7.213%

 Weighted Average Net Coupon: (2)                                        6.703%

 Weighted Average Current FICO Score:                                       645

 Weighted Average Original LTV Ratio:                                    80.82%

 Weighted Average Stated Remaining Term (months):                           343

 Weighted Average Seasoning (months):                                         3



(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance


                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               86      $    3,533,589      2.07%      8.152%        604      $ 41,088     73.76%      67.62%     93.72%
$50,001 - $75,000         182          11,603,470      6.81       7.867         618        63,755     77.87       66.61      96.88
$75,001 - $100,000        169          14,799,669      8.69       7.649         622        87,572     81.25       55.61      98.36
$100,001 - $125,000       146          16,479,274      9.68       7.525         624       112,872     80.60       53.01      98.69
$125,001 - $150,000       131          17,924,315     10.52       7.568         634       136,827     82.31       35.97      99.25
$150,001 - $200,000       186          32,025,524     18.80       7.349         636       172,180     80.92       44.95     100.00
$200,001 - $250,000        70          15,630,778      9.18       7.093         646       223,297     83.20       49.97      98.69
$250,001 - $300,000        41          11,200,655      6.58       7.064         651       273,187     85.23       37.09     100.00
$300,001 - $350,000        20           6,521,202      3.83       6.850         666       326,060     82.15       45.10     100.00
$350,001 - $400,000        27           9,975,535      5.86       6.968         666       369,464     83.88       40.27     100.00
$400,001 & Above           56          30,626,045     17.98       6.399         685       546,894     77.58       72.75     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               1      $      537,388      0.32%      4.999%        789      $537,388     64.29%     100.00%    100.00%
5.00 - 5.49%                4           2,314,225      1.36       5.187         739       578,556     66.54      100.00     100.00
5.50 - 5.99%               31           8,531,625      5.01       5.865         691       275,214     73.56       76.04     100.00
6.00 - 6.49%               83          20,092,720     11.80       6.261         675       242,081     77.20       47.31     100.00
6.50 - 6.99%              232          45,662,798     26.81       6.766         661       196,822     78.68       48.54      99.78
7.00 - 7.49%              191          30,031,904     17.63       7.197         641       157,235     80.31       48.93      99.62
7.50 - 7.99%              254          32,073,411     18.83       7.718         626       126,273     83.89       49.10      98.07
8.00 - 8.49%              137          14,287,993      8.39       8.167         609       104,292     85.74       60.01      98.48
8.50 - 8.99%              127          12,103,710      7.11       8.672         603        95,305     88.04       51.44      97.59
9.00% & Above              54           4,684,281      2.75       9.315         586        86,746     88.01       61.46      99.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                41      $    9,447,324      5.55%      6.276%        759      $230,423     78.32%      63.93%     98.48%
720 - 739                  22           3,574,511      2.10       6.847         726       162,478     83.71       35.54      98.56
700 - 719                  64          14,201,512      8.34       6.823         708       221,899     84.04       54.60      99.05
680 - 699                  77          16,846,442      9.89       6.818         687       218,785     83.36       51.06      99.40
660 - 679                 121          23,011,382     13.51       6.839         669       190,177     83.16       42.95      99.53
640 - 659                 189          30,866,520     18.12       7.060         649       163,315     82.52       46.17      98.75
620 - 639                 159          23,572,664     13.84       7.413         629       148,256     82.89       40.30      99.24
600 - 619                 108          13,293,266      7.80       7.696         610       123,086     84.41       36.33     100.00
580 - 599                  49           5,715,922      3.36       7.587         589       116,651     73.55       36.41      98.08
560 - 579                 176          18,937,363     11.12       7.874         570       107,599     73.95       80.10      99.13
540 - 559                 108          10,853,150      6.37       8.118         549       100,492     71.02       89.86     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien              1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             112      $   14,876,547      8.73%      6.823%        629      $132,826     50.37%      50.38%     99.21%
60.01 - 70.00%             92          13,668,980      8.03       7.046         620       148,576     65.48       61.96      98.90
70.01 - 80.00%            413          67,060,367     39.37       6.926         647       162,374     78.47       68.85      99.45
80.01 - 85.00%             89          13,032,469      7.65       7.355         635       146,432     84.12       41.47      99.06
85.01 - 90.00%            166          25,180,396     14.78       7.473         638       151,689     89.49       33.89      97.54
90.01 - 95.00%            155          23,796,949     13.97       7.497         670       153,529     94.31       53.15     100.00
95.01 - 100.00%            87          12,704,347      7.46       8.168         662       146,027     99.56        3.19     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation        593      $   89,131,866     52.33%      7.186%        638      $150,307     78.72%     100.00%     98.66%
No Income Verification    480          72,047,507     42.30       7.284         650       150,099     83.00        0.00      99.74
Stated Plus
  Documentation            33           6,877,084      4.04       7.014         677       208,396     87.74        0.00     100.00
Limited Income
  Verification              8           2,263,599      1.33       6.601         648       282,950     73.18        0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance         684      $  100,234,233     58.85%      7.286%        638      $146,541     79.52%      51.16%     99.46%
Purchase                  220          41,078,024     24.12       6.991         665       186,718     83.04       80.81      97.95
Refinance                 210          29,007,799     17.03       7.274         641       138,132     82.18       16.06     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,095      $  168,939,099     99.19%      7.207%        645      $154,282     80.82%      52.05%    100.00%
Non-owner Occupied         19           1,380,957      0.81       7.918         656        72,682     80.82       86.51       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             901      $  135,280,710     79.43%      7.238%        645      $150,145     80.89%      51.65%     99.73%
PUD                       131          21,107,161     12.39       7.041         643       161,123     79.80       63.01      98.23
2-4 Family                 42           8,470,907      4.97       7.139         652       201,688     82.42       37.87      92.43
Condo                      40           5,461,279      3.21       7.363         635       136,532     80.58       50.49     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------

                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        130      $   37,845,963     22.22%      6.580%        662      $291,123     74.42%      68.43%    100.00%
TX                        248          26,231,120     15.40       7.386         634       105,771     79.30       68.12      98.56
IL                        112          19,166,979     11.25       7.058         651       171,134     83.82       20.03      98.93
NY                         46          10,780,943      6.33       7.055         648       234,368     78.93       42.98      99.17
FL                         63           9,018,783      5.30       7.520         631       143,155     78.91       53.78      97.78
OH                         81           8,478,175      4.98       7.690         635       104,669     86.72       36.19      99.08
GA                         30           4,074,993      2.39       7.419         647       135,833     86.42       64.76      97.92
PA                         36           3,849,153      2.26       7.821         615       106,921     83.33       49.79      97.91
OR                         20           3,718,717      2.18       7.057         661       185,936     80.13       48.97     100.00
MO                         33           3,682,371      2.16       7.874         622       111,587     83.59       44.29     100.00
Other                     315          43,472,858     25.52       7.494         642       138,009     84.78       48.23      99.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92508                       2      $    1,142,497      0.67%      6.793%        700      $571,248     77.07%      76.37%    100.00%
92336                       3           1,062,321      0.62       7.102         652       354,107     85.49       42.17     100.00
33016                       3             867,201      0.51       7.145         637       289,067     73.49      100.00     100.00
92503                       3             786,595      0.46       6.083         704       262,198     72.34       80.41     100.00
95687                       2             764,535      0.45       7.118         716       382,267     94.51       49.18     100.00
78734                       3             763,094      0.45       6.815         670       254,365     79.51       67.98     100.00
94403                       1             760,000      0.45       6.250         685       760,000     80.00      100.00     100.00
90254                       1             757,296      0.44       6.625         686       757,296     80.00      100.00     100.00
60047                       2             723,016      0.42       7.314         649       361,508     90.06        0.00     100.00
11770                       1             702,610      0.41       6.875         705       702,610     61.30      100.00     100.00
Other                   1,093         161,990,891     95.11       7.233         643       148,208     80.89       51.36      99.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   145      $   13,090,967      7.69%      7.251%        630      $ 90,283     73.69%      41.94%    100.00%
181 - 240                   6             505,281      0.30       7.448         637        84,214     83.81       47.83     100.00
241 - 360                 963         156,723,808     92.02       7.209         646       162,745     81.41       53.21      99.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO              3      $      459,097      0.27%      7.289%        626      $153,032     75.15%     100.00%    100.00%
15yr Fxd                  140          12,202,155      7.16       7.252         630        87,158     73.04       41.23     100.00
20yr Fxd                    6             505,281      0.30       7.448         637        84,214     83.81       47.83     100.00
30 YEAR FXD IO            116          24,965,277     14.66       6.882         659       215,218     81.93       95.07      97.12
30yr Fxd                  847         131,758,531     77.36       7.271         644       155,559     81.31       45.28      99.50
30/15 Bln                   1             137,214      0.08       7.875         619       137,214     91.67        0.00     100.00
30/15 BLN IO                1             292,500      0.17       6.875         666       292,500     90.00        0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,114      $  170,320,056    100.00%      7.213%        645      $152,891     80.82%      52.33%     99.19%
-----------------------------------------------------------------------------------------------------------------------------------

                     The Mortgage Loans - ARM Collateral (1)

 Scheduled Principal Balance:                                   $1,588,892,653

 Number of Mortgage Loans:                                               6,890

 Average Scheduled Principal Balance:                                 $230,608

 Weighted Average Gross Coupon:                                         6.569%

 Weighted Average Net Coupon: (2)                                       6.059%

 Weighted Average Current FICO Score:                                      647

 Weighted Average Original LTV Ratio:                                   82.83%

 Weighted Average Stated Remaining Term (months):                          357

 Weighted Average Seasoning(months):                                         3

 Weighted Average Months to Roll:                                           25

 Weighted Average Gross Margin:                                          4.77%

 Weighted Average Initial Rate Cap:                                      2.96%

 Weighted Average Periodic Rate Cap:                                     1.00%

 Weighted Average Gross Maximum Lifetime Rate:                          12.57%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000              104      $    4,314,851      0.27%      7.951%        592      $ 41,489     78.69%      82.56%     89.75%
$50,001 - $75,000         374          23,931,165      1.51       7.736         604        63,987     80.64       76.41      93.87
$75,001 - $100,000        548          48,391,141      3.05       7.351         618        88,305     82.79       75.64      96.14
$100,001 - $125,000       725          82,056,501      5.16       7.015         630       113,181     83.09       76.38      96.41
$125,001 - $150,000       708          97,632,397      6.14       7.059         633       137,899     84.37       70.43      96.86
$150,001 - $200,000     1,322         230,705,122     14.52       6.834         635       174,512     84.04       70.69      97.24
$200,001 - $250,000       855         192,029,912     12.09       6.620         640       224,596     83.33       76.71      97.78
$250,001 - $300,000       645         176,929,203     11.14       6.538         645       274,309     83.72       70.28      96.75
$300,001 - $350,000       377         122,410,391      7.70       6.545         643       324,696     83.91       75.99      97.10
$350,001 - $400,000       338         126,851,935      7.98       6.330         653       375,302     83.45       72.39      97.92
$400,001 & Above          894         483,640,035     30.44       6.181         667       540,984     81.09       81.64      99.32
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate


                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              81      $   26,477,424      1.67%      4.833%        706      $326,882     79.04%      95.09%    100.00%
5.00 - 5.49%              304          95,419,574      6.01       5.258         681       313,880     79.11       90.54      99.77
5.50 - 5.99%            1,251         382,568,118     24.08       5.769         672       305,810     79.18       85.38      99.39
6.00 - 6.49%            1,098         285,084,383     17.94       6.219         656       259,640     80.89       80.76      98.40
6.50 - 6.99%            1,456         343,041,767     21.59       6.710         643       235,606     84.20       71.41      96.89
7.00 - 7.49%              819         162,252,057     10.21       7.190         628       198,110     85.95       64.66      94.40
7.50 - 7.99%              967         167,870,053     10.57       7.700         610       173,599     87.58       61.40      95.75
8.00 - 8.49%              459          67,774,802      4.27       8.171         593       147,658     87.07       68.47      98.57
8.50 - 8.99%              339          45,382,632      2.86       8.660         597       133,872     88.34       62.40      98.52
9.00% & Above             116          13,021,844      0.82       9.257         597       112,257     89.86       62.88     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above               306      $   87,221,444      5.49%      6.066%        763      $285,037     83.45%      72.63%     92.82%
720 - 739                 206          59,803,432      3.76       6.116         728       290,308     83.23       72.34      92.46
700 - 719                 397         109,410,431      6.89       6.186         708       275,593     83.52       69.15      95.14
680 - 699                 591         165,832,699     10.44       6.180         689       280,597     83.39       74.76      97.14
660 - 679                 708         184,502,364     11.61       6.245         669       260,597     83.30       70.82      97.28
640 - 659                 975         246,757,063     15.53       6.394         649       253,084     83.09       74.92      97.87
620 - 639               1,144         267,532,478     16.84       6.540         629       233,857     84.55       74.28      99.58
600 - 619                 940         201,247,080     12.67       6.537         609       214,093     81.88       79.67      99.74
580 - 599                 275          60,062,874      3.78       7.422         590       218,410     83.84       72.40      98.74
560 - 579                 813         130,844,351      8.23       7.619         570       160,940     80.24       83.94      98.37
540 - 559                 534          75,594,909      4.76       7.978         549       141,563     77.68       92.73     100.00
520 - 539                   1              83,528      0.01       6.500         529        83,528     80.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien              6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             174      $   36,630,229      2.31%      6.598%        620      $210,519     51.76%      57.34%     98.28%
60.01 - 70.00%            268          66,784,062      4.20       6.497         624       249,194     66.73       69.82      97.08
70.01 - 80.00%          3,363         829,159,897     52.18       6.124         655       246,554     79.33       88.71      99.23
80.01 - 85.00%            805         160,056,257     10.07       7.036         612       198,828     84.30       71.47      96.28
85.01 - 90.00%          1,167         262,408,751     16.52       7.085         636       224,858     89.63       69.79      92.12
90.01 - 95.00%            767         168,860,864     10.63       7.049         659       220,158     94.59       61.12     100.00
95.01 - 100.00%           346          64,992,592      4.09       7.837         677       187,840     99.82        0.63     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      5,134      $1,204,313,349     75.80%      6.460%        644      $234,576     81.87%     100.00%     97.24%
No Income Verification  1,314         251,041,849     15.80       7.104         645       191,052     86.28        0.00      99.21
Stated Plus
  Documentation           363         115,097,932      7.24       6.548         676       317,074     85.29        0.00     100.00
Limited Income
  Verification             78          18,319,911      1.15       6.572         669       234,871     83.25        0.00      97.86
No Documentation            1             119,612      0.01       8.250         700       119,612     80.00        0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                3,602      $  894,619,551     56.30%      6.294%        662      $248,367     82.66%      86.66%     96.96%
Cashout Refinance       2,732         584,097,694     36.76       6.927         626       213,799     82.88       65.73      98.83
Refinance                 556         110,175,408      6.93       6.914         630       198,157     83.92       40.94      98.53
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          6,683      $1,553,256,092     97.76%      6.560%        646      $232,419     82.77%      75.39%    100.00%
Non-owner Occupied        207          35,636,561      2.24       6.987         690       172,157     85.27       93.33       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           4,783      $1,049,309,750     66.04%      6.635%        642      $219,383     83.01%      73.92%     98.19%
PUD                     1,252         336,017,305     21.15       6.401         652       268,384     82.09       83.67      97.97
Condo                     591         133,190,977      8.38       6.400         664       225,365     82.99       79.06      97.50
2-4 Family                260          69,759,122      4.39       6.711         663       268,304     83.48       59.68      90.75
Modular                     4             615,499      0.04       7.505         566       153,875     77.29      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      2,049      $  718,658,704     45.23%      6.159%        658      $350,736     80.51%      83.68%     97.74%
IL                        413          84,500,536      5.32       6.901         638       204,602     85.99       34.73      98.81
FL                        432          73,338,286      4.62       6.987         642       169,765     85.36       68.96      96.95
MI                        384          60,193,559      3.79       7.196         629       156,754     87.21       58.33      98.32
MN                        257          49,782,852      3.13       6.797         634       193,708     85.33       76.01      95.08
NY                        153          46,812,966      2.95       6.817         661       305,967     83.96       59.65      97.22
GA                        247          44,195,259      2.78       6.821         636       178,928     85.44       78.21      97.58
CO                        204          42,919,877      2.70       6.617         637       210,392     82.38       84.19      97.50
TX                        291          42,395,381      2.67       6.774         638       145,689     80.59       71.35      97.48
MD                        163          39,383,168      2.48       6.625         640       241,615     81.90       88.40      98.79
Other                   2,297         386,712,065     24.34       6.961         635       168,355     84.92       74.05      98.01
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                      22      $   10,600,199      0.67%      5.794%        697      $481,827     79.39%      89.99%     96.38%
92563                      18           6,437,128      0.41       6.406         643       357,618     81.11       92.57      89.05
91915                      13           6,155,605      0.39       6.237         667       473,508     78.92       69.25     100.00
92592                      14           5,827,500      0.37       6.110         659       416,250     81.25       93.14     100.00
92336                      14           5,187,242      0.33       6.117         641       370,517     81.44      100.00     100.00
92562                      11           5,099,911      0.32       5.711         671       463,628     79.46       77.31     100.00
92078                      10           4,908,550      0.31       6.139         667       490,855     81.68       79.81     100.00
92555                      15           4,343,731      0.27       6.293         645       289,582     83.32       73.30     100.00
92879                      11           4,273,570      0.27       5.884         661       388,506     83.43       60.65     100.00
95687                      14           4,249,125      0.27       6.147         648       303,509     79.57       94.65      96.04
Other                   6,748       1,531,810,091     96.41       6.588         646       227,002     82.91       75.48      97.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360               6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM             10      $    3,073,677      0.19%      7.050%        631      $307,368     87.93%      17.07%    100.00%
2 YR IO                 3,025         810,368,459     51.00       6.345         650       267,890     82.12       90.45      97.16
2 YR LIBOR ARM          2,042         363,559,675     22.88       7.234         629       178,041     85.24       40.50      99.04
3 YR IO                   813         185,193,776     11.66       6.343         654       227,791     82.02       90.99      96.92
3 YR LIBOR ARM            461          90,246,168      5.68       6.968         642       195,762     84.86       43.77      99.39
5 YR IO                   351          90,571,563      5.70       6.168         676       258,039     79.75       94.45      98.53
5 YR LIBOR ARM             79          16,868,716      1.06       6.756         659       213,528     79.17       36.64      96.93
6 Month LIBOR               5           1,900,126      0.12       5.891         665       380,025     82.99       28.76     100.00
6 Month LIBOR IO          104          27,110,492      1.71       5.795         645       260,678     82.64       85.85      96.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%              109      $   29,010,618      1.83%      5.801%        646      $266,152     82.66%      82.11%     96.32%
1.51 - 2.00%               10           3,073,677      0.19       7.050         631       307,368     87.93       17.07     100.00
2.51 - 3.00%            6,771       1,556,808,358     97.98       6.583         647       229,923     82.82       75.79      97.78
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                    121      $   32,697,210      2.06%      5.925%        644      $270,225     83.14%      76.33%     96.74%
13 - 24                 5,065       1,173,417,508     73.85       6.620         644       231,672     83.07       75.02      97.74
25 - 36                 1,274         275,337,656     17.33       6.550         650       216,121     82.99       75.32      97.73
37 - 48                     1             263,884      0.02       5.250         683       263,884     80.00      100.00     100.00
49 & Above                429         107,176,395      6.75       6.263         674       249,828     79.66       85.34      98.27
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below          1,639      $  505,194,722     31.80%      5.625%        675      $308,234     79.18%      86.76%     99.49%
12.00 - 12.49%          1,096         284,480,765     17.90       6.219         656       259,563     80.88       80.81      98.40
12.50 - 12.99%          1,456         343,041,767     21.59       6.710         643       235,606     84.20       71.41      96.89
13.00 - 13.49%            819         162,496,057     10.23       7.188         628       198,408     85.94       64.71      94.41
13.50 - 13.99%            966         167,500,065     10.54       7.700         610       173,396     87.56       61.54      95.74
14.00 - 14.49%            459          67,774,802      4.27       8.171         593       147,658     87.07       68.47      98.57
14.50 - 14.99%            339          45,382,632      2.86       8.660         597       133,872     88.34       62.40      98.52
15.00 - 15.49%             98          10,968,855      0.69       9.185         601       111,927     90.11       60.60     100.00
15.50 - 15.99%             16           1,932,352      0.12       9.615         577       120,772     88.07       76.87     100.00
16.00% & Above              2             120,637      0.01       10.067        584        60,318     95.38       46.21     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           3,336      $  904,067,799     56.90%      6.017%        664      $271,004     78.78%      83.18%     97.40%
5.00 - 5.49%            1,348         295,654,937     18.61       6.841         637       219,329     86.53       67.75      97.05
5.50 - 5.99%            1,151         222,947,454     14.03       7.339         624       193,699     89.07       62.41      98.65
6.00 - 6.49%              668         108,485,573      6.83       7.835         607       162,404     90.00       64.68      99.86
6.50 - 6.99%              303          47,372,015      2.98       8.360         601       156,343     89.99       72.03      99.54
7.00% & Above              84          10,364,874      0.65       9.007         575       123,391     88.65       82.83     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  6,890      $1,588,892,653    100.00%      6.569%        647      $230,609     82.83%      75.80%     97.76%
-----------------------------------------------------------------------------------------------------------------------------------

                   Group I Mortgage Loans - All Collateral(1)

 Scheduled Principal Balance:                                      $999,999,866

 Number of Mortgage Loans:                                                5,655

 Average Scheduled Principal Balance:                                  $176,835

 Weighted Average Gross Coupon:                                          6.636%

 Weighted Average Net Coupon: (2)                                        6.126%

 Weighted Average Current FICO Score:                                       642

 Weighted Average Original LTV Ratio:                                    82.80%

 Weighted Average Stated Remaining Term (months):                           355

 Weighted Average Seasoning(months):                                          3

 Weighted Average Months to Roll: (3)                                        25

 Weighted Average Gross Margin: (3)                                       4.81%

 Weighted Average Initial Rate Cap: (3)                                   2.96%

 Weighted Average Periodic Rate Cap: (3)                                  1.00%

 Weighted Average Gross Maximum Lifetime Rate: (3)                       12.54%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000              111      $    4,699,648      0.47%      7.707%        605      $ 42,339     72.50%      73.07%     90.25%
$50,001 - $75,000         341          21,985,665      2.20       7.320         625        64,474     78.73       69.81      93.49
$75,001 - $100,000        523          46,316,973      4.63       7.059         632        88,560     81.79       70.95      96.53
$100,001 - $125,000       727          82,257,216      8.23       6.841         637       113,146     81.84       73.11      96.44
$125,001 - $150,000       692          95,482,396      9.55       6.874         640       137,980     83.17       65.93      96.80
$150,001 - $200,000     1,317         229,635,233     22.96       6.695         640       174,362     82.88       68.75      97.30
$200,001 - $250,000       848         190,721,007     19.07       6.506         644       224,907     82.87       74.51      97.66
$250,001 - $300,000       634         173,994,171     17.40       6.430         647       274,439     83.23       70.54      96.85
$300,001 - $350,000       368         119,554,324     11.96       6.423         647       324,876     83.38       74.91      97.29
$350,001 - $400,000        76          27,355,319      2.74       6.435         650       359,938     84.05       67.96      97.27
$400,001 & Above           18           7,997,914      0.80       6.511         677       444,329     85.03       44.31      94.44
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              50      $   11,161,019      1.12%      4.821%        696      $223,220     78.08%      96.34%    100.00%
5.00 - 5.49%              199          43,368,960      4.34       5.260         672       217,934     78.61       89.19      99.50
5.50 - 5.99%              881         186,947,013     18.69       5.763         666       212,199     79.30       83.48      99.48
6.00 - 6.49%              931         173,204,392     17.32       6.218         651       186,041     80.65       77.80      97.64
6.50 - 6.99%            1,422         253,921,005     25.39       6.724         643       178,566     83.96       65.19      96.08
7.00 - 7.49%              927         153,597,077     15.36       7.199         627       165,693     84.78       62.79      94.88
7.50 - 7.99%            1,088         163,128,651     16.31       7.706         611       149,934     86.45       60.62      95.89
8.00 - 8.49%               14           1,206,701      0.12       8.121         604        86,193     86.13       49.82     100.00
8.50 - 8.99%               88           8,736,378      0.87       8.673         606        99,277     87.56       51.01      97.48
9.00% & Above              55           4,728,670      0.47       9.306         585        85,976     87.87       62.78      99.19
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above               228      $   41,759,080      4.18%      6.228%        764      $183,154     84.25%      68.29%     86.11%
720 - 739                 153          28,833,056      2.88       6.224         728       188,451     84.25       60.98      86.94
700 - 719                 326          61,729,541      6.17       6.304         709       189,354     84.69       63.93      93.34
680 - 699                 453          85,971,029      8.60       6.330         689       189,782     84.63       66.88      95.54
660 - 679                 630         116,158,176     11.62       6.409         669       184,378     84.28       63.86      96.50
640 - 659                 898         163,649,512     16.36       6.559         649       182,238     84.41       68.41      97.09
620 - 639               1,026         186,957,621     18.70       6.591         629       182,220     84.04       71.42      99.42
600 - 619                 861         147,549,712     14.75       6.592         609       171,370     82.18       76.68      99.64
580 - 599                 201          35,196,596      3.52       7.272         590       175,107     81.71       60.33      97.65
560 - 579                 585          89,142,981      8.91       7.360         570       152,381     76.70       81.94      98.56
540 - 559                 293          42,969,033      4.30       7.637         549       146,652     74.19       90.58     100.00
520 - 539                   1              83,528      0.01       6.500         529        83,528     80.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien              5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             234      $   33,671,353      3.37%      6.715%        617      $143,895     50.75%      46.71%     98.84%
60.01 - 70.00%            260          40,948,391      4.09       6.798         603       157,494     66.06       58.80      95.81
70.01 - 80.00%          2,756         489,839,313     48.98       6.247         645       177,736     79.35       86.13      99.00
80.01 - 85.00%            584         105,089,035     10.51       6.880         619       179,947     84.22       65.16      95.85
85.01 - 90.00%            865         160,725,555     16.07       7.000         643       185,810     89.59       62.53      88.36
90.01 - 95.00%            709         126,410,598     12.64       7.097         658       178,294     94.52       61.55     100.00
95.01 - 100.00%           247          43,315,621      4.33       7.541         676       175,367     99.75        1.51     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      3,995      $  709,154,601     70.92%      6.528%        639      $177,511     82.03%     100.00%     96.02%
No Income Verification  1,355         225,205,231     22.52       6.976         645       166,203     84.38        0.00      99.32
Stated Plus
  Documentation           252          55,151,974      5.52       6.668         674       218,857     86.27        0.00     100.00
Limited Income
  Verification             53          10,488,060      1.05       6.500         663       197,888     82.51        0.00      97.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                2,609      $  477,876,612     47.79%      6.329%        656      $183,165     82.94%      88.60%     95.27%
Cashout Refinance       2,454         425,808,662     42.58       6.918         628       173,516     82.51       59.08      98.51
Refinance                 592          96,314,592      9.63       6.915         635       162,694     83.42       35.50      98.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
-----------------------------------------------------------------------------------------------------------------------------------

                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          5,465      $  969,941,381     96.99%      6.625%        641      $177,482     82.71%      70.20%    100.00%
Non-owner Occupied        190          30,058,485      3.01       6.986         691       158,203     85.66       93.91       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           3,975      $  676,990,798     67.70%      6.699%        638      $170,312     82.90%      68.23%     97.55%
PUD                       949         176,082,848     17.61       6.497         644       185,546     82.60       82.17      97.07
Condo                     494          92,043,715      9.20       6.413         659       186,323     82.62       78.83      96.88
2-4 Family                235          54,519,737      5.45       6.686         658       231,999     82.56       54.42      90.02
Modular                     2             362,768      0.04       6.754         570       181,384     77.47      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      1,272      $  310,664,477     31.07%      6.262%        647      $244,233     79.83%      80.68%     95.90%
IL                        464          80,968,208      8.10       6.931         639       174,500     85.71       30.49      98.51
FL                        375          58,996,242      5.90       6.844         645       157,323     84.13       68.87      96.50
TX                        422          49,835,248      4.98       6.911         639       118,093     79.34       72.37      97.39
MI                        281          41,021,835      4.10       6.952         639       145,985     86.91       58.10      97.64
MN                        207          36,539,561      3.65       6.681         640       176,520     85.30       76.30      94.56
GA                        224          36,074,616      3.61       6.675         640       161,047     84.67       82.25      96.81
OH                        281          35,982,617      3.60       6.899         639       128,052     86.46       53.03      97.29
CO                        170          31,269,331      3.13       6.532         640       183,937     83.60       80.40      97.52
NV                        139          28,123,265      2.81       6.601         640       202,326     82.06       81.37      92.35
Other                   1,820         290,524,466     29.05       6.791         640       159,629     83.90       71.81      98.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92345                      19      $    3,994,454      0.40%      6.272%        650      $210,234     81.90%      89.70%    100.00%
92555                      13           3,582,631      0.36       6.155         646       275,587     82.95       67.63     100.00
92376                      15           3,288,715      0.33       6.380         631       219,248     79.72       88.29      94.12
89123                      13           2,982,625      0.30       6.510         638       229,433     80.61       75.06      92.61
93312                      12           2,814,815      0.28       6.241         623       234,568     80.48      100.00     100.00
91730                      10           2,763,195      0.28       6.142         629       276,320     76.79       74.53     100.00
92584                       9           2,699,300      0.27       6.109         646       299,922     81.35      100.00     100.00
92336                       8           2,679,521      0.27       6.410         633       334,940     79.29       77.07     100.00
92571                      12           2,666,768      0.27       5.955         654       222,231     76.43       94.15     100.00
95687                      10           2,591,025      0.26       6.526         633       259,103     77.49       91.23      93.50
Other                   5,534         969,936,818     96.99       6.648         642       175,269     82.89       70.47      96.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------

                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   120      $   10,468,306      1.05%      7.099%        635      $ 87,236     71.99%      40.21%    100.00%
181 - 240                   5             437,729      0.04       7.363         648        87,546     83.65       39.77     100.00
241 - 360               5,530         989,093,830     98.91       6.631         642       178,860     82.91       71.25      96.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM              7      $    1,922,804      0.19%      6.863%        634      $274,686     86.97%       0.00%    100.00%
15 YEAR FXD IO              2             309,000      0.03       6.943         620       154,500     65.96      100.00     100.00
15yr Fxd                  116           9,729,592      0.97       7.099         635        83,876     71.36       40.09     100.00
2 YR IO                 2,133         422,220,680     42.22       6.372         644       197,947     82.41       93.04      95.57
2 YR LIBOR ARM          1,270         211,091,146     21.11       7.017         630       166,214     85.59       32.78      98.74
20yr Fxd                    5             437,729      0.04       7.363         648        87,546     83.65       39.77     100.00
3 YR IO                   642         115,742,563     11.57       6.380         649       180,284     82.14       92.96      95.52
3 YR LIBOR ARM            314          52,306,099      5.23       6.909         640       166,580     83.77       36.31      99.16
30 YEAR FXD IO             99          18,244,468      1.82       6.934         655       184,288     81.75       93.25      96.05
30yr Fxd                  657          89,910,417      8.99       7.381         637       136,850     81.65       37.44      99.59
30/15 Bln                   1             137,214      0.01       7.875         619       137,214     91.67        0.00     100.00
30/15 BLN IO                1             292,500      0.03       6.875         666       292,500     90.00        0.00     100.00
5 YR IO                   262          50,196,067      5.02       6.231         674       191,588     80.22       96.00      97.43
5 YR LIBOR ARM             62          10,252,544      1.03       6.623         658       165,364     77.48       24.25     100.00
6 Month LIBOR               1             321,111      0.03       5.625         601       321,111     75.00        0.00     100.00
6 Month LIBOR IO           83          16,885,932      1.69       6.006         633       203,445     83.77       87.52      95.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               84      $   17,207,043      1.72%      5.998%        632      $204,846     83.61%      85.89%     96.02%
1.51 - 2.00%                7           1,922,804      0.19       6.863         634       274,686     86.97        0.00     100.00
2.51 - 3.00%            4,683         861,809,099     86.18       6.558         643       184,029     83.05       74.18      96.72
N/A                       881         119,060,920     11.91       7.287         640       135,143     80.83       46.25      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            4,774      $  880,938,946     88.09%      6.548%        643      $184,528     83.07%      74.25%     96.71%
N/A                       881         119,060,920     11.91       7.287         640       135,143     80.83       46.25      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                       93      $   19,742,762      1.97%      6.087%        632      $212,288     83.88%      77.96%     96.53%
13 - 24                 3,403         633,260,511     63.33       6.587         639       186,089     83.47       72.96      96.63
25 - 36                   954         167,487,062     16.75       6.547         646       175,563     82.66       75.25      96.64
37 - 48                     1             263,884      0.03       5.250         683       263,884     80.00      100.00     100.00
49 & Above                323          60,184,727      6.02       6.302         671       186,330     79.76       83.76      97.85
N/A                       881         119,060,920     11.91       7.287         640       135,143     80.83       46.25      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below          1,113      $  239,342,297     23.93%      5.631%        669      $215,042     79.34%      85.49%     99.50%
12.00 - 12.49%            863         161,403,028     16.14       6.216         650       187,026     80.91       80.56      97.46
12.50 - 12.99%          1,215         220,645,960     22.06       6.720         641       181,602     84.79       68.51      95.54
13.00 - 13.49%            744         127,743,713     12.77       7.195         625       171,699     85.64       66.45      93.94
13.50 - 13.99%            835         131,553,708     13.16       7.704         607       157,549     87.11       63.20      95.37
14.50 - 14.99%              1              85,401      0.01       8.750         578        85,401     90.00      100.00     100.00
15.00 - 15.49%              1              75,521      0.01       9.250         560        75,521     90.00      100.00     100.00
15.50 - 15.99%              1              33,567      0.00       9.500         558        33,567     80.00      100.00     100.00
16.00% & Above              1              55,750      0.01      10.000         560        55,750     90.00      100.00     100.00
N/A                       881         119,060,920     11.91       7.287         640       135,143     80.83       46.25      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           2,510      $  480,546,256     48.05%      6.082%        655      $191,453     78.86%      82.26%     95.89%
5.00 - 5.49%            1,070         194,028,134     19.40       6.855         634       181,335     86.19       67.15      96.23
5.50 - 5.99%              798         139,568,261     13.96       7.232         625       174,898     89.45       60.73      98.80
6.00 - 6.49%              351          59,534,932      5.95       7.562         615       169,615     90.75       65.37      99.94
6.50 - 6.99%               43           7,117,613      0.71       7.737         626       165,526     92.46       66.07      96.95
7.00% & Above               2             143,750      0.01       7.781         591        71,875     83.88      100.00     100.00
N/A                       881         119,060,920     11.91       7.287         640       135,143     80.83       46.25      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  5,655      $  999,999,866    100.00%      6.636%        642      $176,835     82.80%      70.92%     96.99%
------------------------------------------------------------------------------------------------------------------------------------

                Group I Mortgage Loans - Fixed Rate Collateral(1)

 Scheduled Principal Balance:                                     $119,060,920

 Number of Mortgage Loans:                                                 881

 Average Scheduled Principal Balance:                                 $135,143

 Weighted Average Gross Coupon:                                         7.287%

 Weighted Average Net Coupon: (2)                                       6.777%

 Weighted Average Current FICO Score:                                      640

 Weighted Average Original LTV Ratio:                                   80.83%

 Weighted Average Stated Remaining Term (months):                          341

 Weighted Average Seasoning(months):                                         3


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               61      $    2,554,554      2.15%      8.032%        603      $ 41,878     69.96%      63.37%     94.92%
$50,001 - $75,000         134           8,536,236      7.17       7.723         624        63,703     76.61       62.55      97.13
$75,001 - $100,000        136          11,947,574     10.03       7.480         628        87,850     80.81       55.99      98.64
$100,001 - $125,000       128          14,450,782     12.14       7.422         628       112,897     79.79       50.40      98.51
$125,001 - $150,000       120          16,441,087     13.81       7.499         637       137,009     81.83       33.56      99.18
$150,001 - $200,000       163          28,165,364     23.66       7.234         638       172,794     79.61       45.32     100.00
$200,001 - $250,000        69          15,382,595     12.92       7.075         648       222,936     83.09       49.17      98.67
$250,001 - $300,000        37          10,137,720      8.51       6.947         651       273,992     83.97       38.34     100.00
$300,001 - $350,000        19           6,218,007      5.22       6.776         666       327,264     81.53       42.42     100.00
$350,001 - $400,000        11           3,943,995      3.31       7.000         682       358,545     85.16       44.76     100.00
$400,001 & Above            3           1,283,005      1.08       6.657         663       427,668     87.62        0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                   881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%               20      $    2,864,302      2.41%      5.912%        686      $143,215     63.99%      34.41%    100.00%
6.00 - 6.49%               66          11,197,746      9.41       6.247         667       169,663     76.82       39.00     100.00
6.50 - 6.99%              207          33,275,045     27.95       6.752         655       160,749     78.39       43.21      99.69
7.00 - 7.49%              183          26,097,363     21.92       7.207         641       142,609     80.54       45.26      99.57
7.50 - 7.99%              252          31,204,955     26.21       7.715         626       123,829     83.55       50.46      98.02
8.00 - 8.49%               14           1,206,701      1.01       8.121         604        86,193     86.13       49.82     100.00
8.50 - 8.99%               87           8,650,977      7.27       8.672         606        99,437     87.53       50.52      97.46
9.00% & Above              52           4,563,831      3.83       9.297         585        87,766     87.86       61.43      99.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Credit Score


                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                25      $    3,506,527      2.95%      6.793%        761      $140,261     82.36%      43.50%     97.95%
720 - 739                  20           3,154,240      2.65       6.912         727       157,712     84.85       40.27     100.00
700 - 719                  47           6,827,161      5.73       7.080         708       145,259     86.21       38.93      98.02
680 - 699                  61           9,734,038      8.18       7.071         689       159,574     84.92       27.46      98.95
660 - 679                 105          16,928,796     14.22       6.931         669       161,227     83.43       37.85      99.36
640 - 659                 165          24,498,983     20.58       7.017         649       148,479     83.14       43.32      98.50
620 - 639                 129          17,730,244     14.89       7.407         628       137,444     81.87       36.60      99.36
600 - 619                  87          10,905,915      9.16       7.571         610       125,355     83.36       37.91     100.00
580 - 599                  38           4,372,533      3.67       7.501         590       115,067     73.25       30.83      97.49
560 - 579                 128          13,919,557     11.69       7.790         570       108,747     72.01       80.16      99.39
540 - 559                  76           7,482,929      6.28       8.080         549        98,460     69.39       90.73     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                   881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             102      $   11,479,857      9.64%      6.983%        619      $112,548     50.28%      45.14%     98.97%
60.01 - 70.00%             75           9,229,311      7.75       7.145         606       123,057     65.32       50.53      99.08
70.01 - 80.00%            323          43,700,220     36.70       7.058         636       135,295     78.52       61.72      99.38
80.01 - 85.00%             66           8,918,958      7.49       7.411         636       135,136     83.88       28.57     100.00
85.01 - 90.00%            132          19,364,382     16.26       7.426         639       146,700     89.38       28.90      96.81
90.01 - 95.00%            119          17,308,220     14.54       7.481         670       145,447     94.19       56.02     100.00
95.01 - 100.00%            64           9,059,972      7.61       8.138         666       141,562     99.66        4.48     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
No Income Verification    406      $   57,417,690     48.23%      7.236%        650      $141,423     81.86%       0.00%     99.89%
Full Documentation        440          55,064,352     46.25       7.370         626       125,146     79.25      100.00      98.13
Stated Plus
  Documentation            30           5,699,809      4.79       7.076         664       189,994     86.24        0.00     100.00
Limited Income
  Verification              5             879,069      0.74       6.851         645       175,814     77.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance         551      $   73,270,263     61.54%      7.317%        635      $132,977     79.71%      45.94%     99.49%
Purchase                  156          23,307,658     19.58       7.302         647       149,408     84.32       76.62      96.91
Refinance                 174          22,482,999     18.88       7.176         646       129,213     80.84       15.76     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            868      $  117,969,055     99.08%      7.282%        639      $135,909     80.82%      45.80%    100.00%
Non-owner Occupied         13           1,091,865      0.92       7.836         653        83,990     81.09       94.21       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             703      $   91,307,636     76.69%      7.335%        638      $129,883     80.97%      44.91%     99.68%
PUD                       106          15,987,759     13.43       6.988         641       150,828     79.03       64.20      98.52
2-4 Family                 38           7,188,613      6.04       7.248         657       189,174     83.11       26.79      92.20
Condo                      34           4,576,912      3.84       7.455         633       134,615     80.69       40.92     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
TX                        202      $   21,798,096     18.31%      7.254%        636      $107,911     78.45%      67.71%     98.69%
CA                         89          16,914,335     14.21       6.888         633       190,049     71.90       51.15     100.00
IL                        103          16,287,356     13.68       7.080         647       158,130     83.08       18.50      98.75
OH                         64           6,759,318      5.68       7.506         643       105,614     85.84       31.27      98.85
FL                         46           6,265,682      5.26       7.452         629       136,210     77.21       45.65      97.85
NY                         31           5,232,748      4.40       7.376         645       168,798     79.73       35.48      99.27
GA                         25           3,134,389      2.63       7.398         638       125,376     85.27       75.18      97.30
PA                         26           2,990,933      2.51       7.661         625       115,036     84.01       45.86     100.00
OR                         17           2,726,540      2.29       7.230         648       160,385     83.05       45.56     100.00
MD                         14           2,487,420      2.09       7.334         662       177,673     80.80       47.64     100.00
Other                     264          34,464,103     28.95       7.475         641       130,546     84.64       45.43      99.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
78734                       3      $      763,094      0.64%      6.815%        670      $254,365     79.51%      67.98%    100.00%
11433                       2             671,394      0.56       6.898         644       335,697     81.83        0.00     100.00
92336                       2             614,371      0.52       7.359         653       307,186     85.85        0.00     100.00
92584                       2             611,150      0.51       6.763         660       305,575     79.98      100.00     100.00
60002                       2             574,950      0.48       6.612         659       287,475     84.45        0.00     100.00
60804                       4             554,669      0.47       7.072         647       138,667     67.54        0.00     100.00
92506                       3             531,381      0.45       6.686         619       177,127     61.85      100.00     100.00
78748                       3             492,392      0.41       7.638         642       164,131     85.44       69.97     100.00
60104                       3             490,810      0.41       7.060         656       163,603     85.87       36.61     100.00
60639                       2             464,303      0.39       7.474         611       232,152     79.49        0.00     100.00
Other                     855         113,292,405     95.15       7.301         639       132,506     80.91       46.67      99.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   120      $   10,468,306      8.79%      7.099%        635      $ 87,236     71.99%      40.21%    100.00%
181 - 240                   5             437,729      0.37       7.363         648        87,546     83.65       39.77     100.00
241 - 360                 756         108,154,885     90.84       7.305         640       143,062     81.67       46.86      98.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO              2      $      309,000      0.26%      6.943%        620      $154,500     65.96%     100.00%    100.00%
15yr Fxd                  116           9,729,592      8.17       7.099         635        83,876     71.36       40.09     100.00
20yr Fxd                    5             437,729      0.37       7.363         648        87,546     83.65       39.77     100.00
30 YEAR FXD IO             99          18,244,468     15.32       6.934         655       184,288     81.75       93.25      96.05
30yr Fxd                  657          89,910,417     75.52       7.381         637       136,850     81.65       37.44      99.59
30/15 Bln                   1             137,214      0.12       7.875         619       137,214     91.67        0.00     100.00
30/15 BLN IO                1             292,500      0.25       6.875         666       292,500     90.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    881      $  119,060,920    100.00%      7.287%        640      $135,143     80.83%      46.25%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                        Group I Mortgage Loans - ARM (1)

Scheduled Principal Balance:                                        $880,938,946

Number of Mortgage Loans:                                                  4,774

Average Scheduled Principal Balance:                                    $184,528

Weighted Average Gross Coupon:                                            6.548%

Weighted Average Net Coupon: (2)                                          6.038%

Weighted Average Current FICO Score:                                         643

Weighted Average Original LTV Ratio:                                      83.07%

Weighted Average Stated Remaining Term (months):                             357

Weighted Average Seasoning(months):                                            3

Weighted Average Months to Roll:                                              25

Weighted Average Gross Margin:                                             4.81%

Weighted Average Initial Rate Cap:                                         2.96%

Weighted Average Periodic Rate Cap:                                        1.00%

Weighted Average Gross Maximum Lifetime Rate:                             12.54%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               50      $    2,145,093      0.24%      7.320%        607      $ 42,902     75.53%      84.62%     84.70%
$50,001 - $75,000         207          13,449,429      1.53       7.064         626        64,973     80.07       74.43      91.19
$75,001 - $100,000        387          34,369,399      3.90       6.912         634        88,810     82.13       76.16      95.80
$100,001 - $125,000       599          67,806,434      7.70       6.717         639       113,199     82.28       77.95      96.00
$125,001 - $150,000       572          79,041,309      8.97       6.744         641       138,184     83.45       72.66      96.30
$150,001 - $200,000     1,154         201,469,869     22.87       6.620         641       174,584     83.34       72.03      96.92
$200,001 - $250,000       779         175,338,412     19.90       6.456         644       225,081     82.85       76.74      97.57
$250,001 - $300,000       597         163,856,451     18.60       6.398         647       274,466     83.19       72.53      96.66
$300,001 - $350,000       349         113,336,317     12.87       6.403         646       324,746     83.49       76.69      97.15
$350,001 - $400,000        65          23,411,324      2.66       6.339         644       360,174     83.87       71.86      96.81
$400,001 & Above           15           6,714,909      0.76       6.483         680       447,661     84.54       52.78      93.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              50      $   11,161,019      1.27%      4.821%        696      $223,220     78.08%      96.34%    100.00%
5.00 - 5.49%              199          43,368,960      4.92       5.260         672       217,934     78.61       89.19      99.50
5.50 - 5.99%              861         184,082,711     20.90       5.761         666       213,801     79.54       84.24      99.47
6.00 - 6.49%              865         162,006,646     18.39       6.216         649       187,291     80.92       80.48      97.47
6.50 - 6.99%            1,215         220,645,960     25.05       6.720         641       181,602     84.79       68.51      95.54
7.00 - 7.49%              744         127,499,713     14.47       7.198         625       171,371     85.65       66.38      93.93
7.50 - 7.99%              836         131,923,696     14.98       7.704         608       157,803     87.13       63.03      95.38
8.50 - 8.99%                1              85,401      0.01       8.750         578        85,401     90.00      100.00     100.00
9.00% & Above               3             164,839      0.02       9.555         560        54,946     87.96      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above               203      $   38,252,553      4.34%      6.177%        764      $188,436     84.42%      70.56%     85.02%
720 - 739                 133          25,678,817      2.91       6.139         728       193,074     84.18       63.53      85.33
700 - 719                 279          54,902,380      6.23       6.208         709       196,783     84.50       67.04      92.75
680 - 699                 392          76,236,991      8.65       6.235         689       194,482     84.60       71.92      95.11
660 - 679                 525          99,229,380     11.26       6.320         669       189,008     84.43       68.30      96.02
640 - 659                 733         139,150,529     15.80       6.478         649       189,837     84.63       72.83      96.84
620 - 639                 897         169,227,377     19.21       6.505         629       188,659     84.27       75.07      99.43
600 - 619                 774         136,643,797     15.51       6.513         609       176,542     82.09       79.78      99.61
580 - 599                 163          30,824,063      3.50       7.240         590       189,105     82.91       64.52      97.68
560 - 579                 457          75,223,424      8.54       7.280         569       164,603     77.56       82.27      98.41
540 - 559                 217          35,486,104      4.03       7.543         549       163,530     75.20       90.55     100.00
520 - 539                   1              83,528      0.01       6.500         529        83,528     80.00      100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien              4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%             132      $   22,191,495      2.52%      6.576%        616      $168,117     50.99%      47.53%     98.77%
60.01 - 70.00%            185          31,719,081      3.60       6.698         602       171,454     66.28       61.20      94.86
70.01 - 80.00%          2,433         446,139,094     50.64       6.167         646       183,370     79.43       88.52      98.97
80.01 - 85.00%            518          96,170,076     10.92       6.831         618       185,657     84.25       68.56      95.46
85.01 - 90.00%            733         141,361,173     16.05       6.941         644       192,853     89.61       67.14      87.20
90.01 - 95.00%            590         109,102,378     12.38       7.036         657       184,919     94.57       62.43     100.00
95.01 - 100.00%           183          34,255,649      3.89       7.383         679       187,189     99.78        0.73     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      3,555      $  654,090,249     74.25%      6.457%        640      $183,992     82.27%      100.00%    95.84%
No Income Verification    949         167,787,541     19.05       6.887         644       176,805     85.24        0.00      99.13
Stated Plus
  Documentation           222          49,452,165      5.61       6.621         675       222,757     86.28        0.00     100.00
Limited Income
  Verification             48           9,608,991      1.09       6.468         664       200,187     83.01        0.00      96.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                2,453      $  454,568,953     51.60%      6.279%        657      $185,311     82.87%      89.21%     95.18%
Cashout Refinance       1,903         352,538,399     40.02       6.835         627       185,254     83.09       61.81      98.30
Refinance                 418          73,831,593      8.38       6.835         631       176,631     84.20       41.51      98.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------



                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          4,597      $  851,972,326     96.71%      6.534%        641      $185,332     82.97%      73.58%    100.00%
Non-owner Occupied        177          28,966,620      3.29       6.954         693       163,653     85.83       93.90       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           3,272      $  585,683,163     66.48%      6.600%        638      $178,999     83.20%      71.86%     97.22%
PUD                       843         160,095,089     18.17       6.448         644       189,911     82.96       83.96      96.92
Condo                     460          87,466,802      9.93       6.358         660       190,145     82.72       80.81      96.72
2-4 Family                197          47,331,124      5.37       6.601         658       240,260     82.48       58.62      89.69
Modular                     2             362,768      0.04       6.754         570       181,384     77.47      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                      1,183      $  293,750,142     33.35%      6.226%        648      $248,310     80.28%      82.39%     95.67%
IL                        361          64,680,852      7.34       6.894         636       179,171     86.38       33.51      98.45
FL                        329          52,730,560      5.99       6.772         647       160,275     84.95       71.62      96.34
MI                        253          38,620,179      4.38       6.915         638       152,649     87.08       59.55      97.50
MN                        200          35,357,860      4.01       6.661         639       176,789     85.20       77.36      94.38
GA                        199          32,940,228      3.74       6.606         640       165,529     84.61       82.93      96.76
CO                        163          29,971,170      3.40       6.493         639       183,872     83.21       83.55      97.76
OH                        217          29,223,299      3.32       6.759         638       134,670     86.60       58.06      96.93
TX                        220          28,037,152      3.18       6.645         641       127,442     80.03       76.00      96.38
NV                        131          26,555,797      3.01       6.555         642       202,716     82.66       81.51      91.90
Other                   1,518         249,071,709     28.27       6.680         640       164,079     83.92       76.29      98.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92345                      17      $    3,669,628      0.42%      6.182%        657      $215,860     82.72%      88.79%    100.00%
92555                      13           3,582,631      0.41       6.155         646       275,587     82.95       67.63     100.00
92376                      15           3,288,715      0.37       6.380         631       219,248     79.72       88.29      94.12
91730                      10           2,763,195      0.31       6.142         629       276,320     76.79       74.53     100.00
89123                      12           2,656,225      0.30       6.541         634       221,352     80.69       71.99      91.70
93312                      11           2,641,224      0.30       6.174         627       240,111     81.29      100.00     100.00
95687                      10           2,591,025      0.29       6.526         633       259,103     77.49       91.23      93.50
92571                      11           2,510,815      0.29       5.936         652       228,256     77.78      100.00     100.00
92553                      11           2,325,134      0.26       6.564         625       211,376     78.60       89.18      89.48
92563                       8           2,199,136      0.25       5.984         670       274,892     77.37      100.00      84.77
Other                   4,656         852,711,217     96.80       6.558         643       183,142     83.18       73.85      96.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360               4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM              7      $    1,922,804      0.22%      6.863%        634      $274,686     86.97%       0.00%    100.00%
2 YR IO                 2,133         422,220,680     47.93       6.372         644       197,947     82.41       93.04      95.57
2 YR LIBOR ARM          1,270         211,091,146     23.96       7.017         630       166,214     85.59       32.78      98.74
3 YR IO                   642         115,742,563     13.14       6.380         649       180,284     82.14       92.96      95.52
3 YR LIBOR ARM            314          52,306,099      5.94       6.909         640       166,580     83.77       36.31      99.16
5 YR IO                   262          50,196,067      5.70       6.231         674       191,588     80.22       96.00      97.43
5 YR LIBOR ARM             62          10,252,544      1.16       6.623         658       165,364     77.48       24.25     100.00
6 Month LIBOR               1             321,111      0.04       5.625         601       321,111     75.00        0.00     100.00
6 Month LIBOR IO           83          16,885,932      1.92       6.006         633       203,445     83.77       87.52      95.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               84      $   17,207,043      1.95%      5.998%        632      $204,846     83.61%      85.89%     96.02%
1.51 - 2.00%                7           1,922,804      0.22       6.863         634       274,686     86.97        0.00     100.00
2.51 - 3.00%            4,683         861,809,099     97.83       6.558         643       184,029     83.05       74.18      96.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                       93      $   19,742,762      2.24%      6.087%        632      $212,288     83.88%      77.96%     96.53%
13 - 24                 3,403         633,260,511     71.88       6.587         639       186,089     83.47       72.96      96.63
25 - 36                   954         167,487,062     19.01       6.547         646       175,563     82.66       75.25      96.64
37 - 48                     1             263,884      0.03       5.250         683       263,884     80.00      100.00     100.00
49 & Above                323          60,184,727      6.83       6.302         671       186,330     79.76       83.76      97.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below          1,113      $  239,342,297     27.17%      5.631%        669      $215,042     79.34%      85.49%     99.50%
12.00 - 12.49%            863         161,403,028     18.32       6.216         650       187,026     80.91       80.56      97.46
12.50 - 12.99%          1,215         220,645,960     25.05       6.720         641       181,602     84.79       68.51      95.54
13.00 - 13.49%            744         127,743,713     14.50       7.195         625       171,699     85.64       66.45      93.94
13.50 - 13.99%            835         131,553,708     14.93       7.704         607       157,549     87.11       63.20      95.37
14.50 - 14.99%              1              85,401      0.01       8.750         578        85,401     90.00      100.00     100.00
15.00 - 15.49%              1              75,521      0.01       9.250         560        75,521     90.00      100.00     100.00
15.50 - 15.99%              1              33,567      0.00       9.500         558        33,567     80.00      100.00     100.00
16.00% & Above              1              55,750      0.01      10.000         560        55,750     90.00      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           2,510      $  480,546,256     54.55%      6.082%        655      $191,453     78.86%      82.26%     95.89%
5.00 - 5.49%            1,070         194,028,134     22.03       6.855         634       181,335     86.19       67.15      96.23
5.50 - 5.99%              798         139,568,261     15.84       7.232         625       174,898     89.45       60.73      98.80
6.00 - 6.49%              351          59,534,932      6.76       7.562         615       169,615     90.75       65.37      99.94
6.50 - 6.99%               43           7,117,613      0.81       7.737         626       165,526     92.46       66.07      96.95
7.00% & Above               2             143,750      0.02       7.781         591        71,875     83.88      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,774      $  880,938,946    100.00%      6.548%        643      $184,528     83.07%      74.25%     96.71%
------------------------------------------------------------------------------------------------------------------------------------

                  Group II Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                    $759,212,843

Number of Mortgage Loans:                                              2,349

Average Scheduled Principal Balance:                                $323,207

Weighted Average Gross Coupon:                                        6.626%

Weighted Average Net Coupon: (2)                                      6.116%

Weighted Average Current FICO Score:                                     652

Weighted Average Original LTV Ratio:                                  82.42%

Weighted Average Stated Remaining Term (months):                         356

Weighted Average Seasoning(months):                                        3

Weighted Average Months to Roll: (3)                                      25

Weighted Average Gross Margin: (3)                                     4.73%

Weighted Average Initial Rate Cap: (3)                                 2.97%

Weighted Average Periodic Rate Cap: (3)                                1.00%

Weighted Average Gross Maximum Lifetime Rate: (3)                     12.60%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               79         $ 3,148,793      0.41%      8.542%        586      $ 39,858     82.39%      79.96%    93.46%
$50,001 - $75,000         215          13,548,969      1.78       8.523         581        63,018     81.37       78.72      97.06
$75,001 - $100,000        194          16,873,836      2.22       8.414         583        86,979     84.17       70.94      97.01
$100,001 - $125,000       144          16,278,558      2.14       8.410         589       113,046     86.88       69.29      98.60
$125,001 - $150,000       147          20,074,316      2.64       8.393         598       136,560     88.24       61.11      99.27
$150,001 - $200,000       191          33,095,414      4.36       8.297         597       173,274     89.08       59.22      99.49
$200,001 - $250,000        77          16,939,683      2.23       8.338         597       219,996     88.38       76.74     100.00
$250,001 - $300,000        52          14,135,687      1.86       8.276         622       271,840     90.90       40.71      98.06
$300,001 - $350,000        29           9,377,269      1.24       8.312         606       323,354     89.41       68.28      96.64
$350,001 - $400,000       289         109,472,151     14.42       6.362         655       378,796     83.34       70.57      98.27
$400,001 & Above          932         506,268,167     66.68       6.189         667       543,206     80.81       81.69      99.44
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
-----------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              32      $   15,853,793      2.09%      4.848%        716      $495,431     79.23%      94.37%    100.00%
5.00 - 5.49%              109          54,364,839      7.16       5.253         691       498,760     78.98       92.03     100.00
5.50 - 5.99%              401         204,152,730     26.89       5.778         677       509,109     78.84       86.72      99.33
6.00 - 6.49%              250         131,972,712     17.38       6.228         666       527,891     80.64       79.57      99.65
6.50 - 6.99%              266         134,783,560     17.75       6.703         649       506,705     82.80       75.37      99.39
7.00 - 7.49%               83          38,686,884      5.10       7.159         641       466,107     86.21       59.86      96.54
7.50 - 7.99%              133          36,814,813      4.85       7.689         620       276,803     89.39       54.14      97.16
8.00 - 8.49%              582          80,856,093     10.65       8.171         595       138,928     86.85       67.25      98.53
8.50 - 8.99%              378          48,749,964      6.42       8.661         597       128,968     88.40       61.72      98.48
9.00% & Above             115          12,977,455      1.71       9.260         598       112,847     89.92       62.41     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above               119      $   54,909,688      7.23%      5.979%        762      $461,426     81.96%      74.43%     98.90%
720 - 739                  75          34,544,887      4.55       6.101         728       460,598     82.43       78.00      97.70
700 - 719                 135          61,882,402      8.15       6.215         708       458,388     82.47       71.02      97.84
680 - 699                 215          96,708,111     12.74       6.158         688       449,805     82.28       77.63      98.96
660 - 679                 199          91,355,570     12.03       6.187         668       459,073     82.01       72.64      98.84
640 - 659                 266         113,974,071     15.01       6.337         648       428,474     81.04       76.48      99.23
620 - 639                 277         104,147,521     13.72       6.646         629       375,984     85.10       71.72      99.79
600 - 619                 187          66,990,634      8.82       6.647         609       358,239     81.71       77.63     100.00
580 - 599                 123          30,582,200      4.03       7.624         589       248,636     84.37       79.56      99.86
560 - 579                 404          60,638,733      7.99       8.081         570       150,096     83.49       85.68      98.32
540 - 559                 349          43,479,025      5.73       8.351         549       124,582     79.47       94.14     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                 2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien              2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%              52      $   17,835,424      2.35%      6.565%        632      $342,989     52.50%      71.61%     97.99%
60.01 - 70.00%            100          39,504,651      5.20       6.375         645       395,047     66.99       78.52      99.03
70.01 - 80.00%          1,020         406,380,951     53.53       6.108         666       398,413     79.17       88.54      99.53
80.01 - 85.00%            310          67,999,692      8.96       7.337         606       219,354     84.40       75.46      97.47
85.01 - 90.00%            468         126,863,592     16.71       7.270         627       271,076     89.66       71.87      97.96
90.01 - 95.00%            213          66,247,216      8.73       7.118         665       311,020     94.63       57.43     100.00
95.01 - 100.00%           186          34,381,318      4.53       8.332         673       184,846     99.82        0.46     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      1,732      $  584,290,614     76.96%      6.488%        650      $337,350     81.19%     100.00%     98.93%
No Income Verification    439          97,884,125     12.89       7.533         647       222,971     88.24        0.00      99.34
Stated Plus
  Documentation           144          66,823,042      8.80       6.497         679       464,049     84.72        0.00     100.00
Limited Income
  Verification             33          10,095,450      1.33       6.654         672       305,923     81.76        0.00      99.16
No Documentation            1             119,612      0.02       8.250         700       119,612     80.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                1,213      $  457,820,962     60.30%      6.319%        669      $377,429     82.41%      84.11%     98.82%
Cashout Refinance         962         258,523,266     34.05       7.081         627       268,735     82.19       71.04      99.60
Refinance                 174          42,868,615      5.65       7.155         626       246,371     83.87       36.33      98.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,313      $  752,253,810     99.08%      6.621%        652      $325,229     82.41%      76.84%    100.00%
Non-owner Occupied         36           6,959,033      0.92       7.176         676       193,306     82.73       89.50       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,709      $  507,599,661     66.86%      6.710%        648      $297,016     82.58%      75.58%     99.44%
PUD                       434         181,041,617     23.85       6.383         658       417,147     81.32       82.71      98.88
Condo                     137          46,608,541      6.14       6.488         670       340,208     83.44       76.16      99.01
2-4 Family                 67          23,710,292      3.12       6.922         671       353,885     85.22       63.96      93.03
Modular                     2             252,732      0.03       8.583         560       126,366     77.03      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        907      $  445,840,190     58.72%      6.123%        666      $491,555     80.47%      84.48%     99.21%
NY                         95          33,178,203      4.37       6.946         664       349,244     83.87       58.92      98.28
FL                        120          23,360,827      3.08       7.553         629       194,674     85.97       63.35      98.41
IL                         61          22,699,307      2.99       6.926         647       372,120     85.15       37.44     100.00
MI                        140          22,678,210      2.99       7.730         614       161,987     87.69       54.39      99.82
TX                        117          18,791,253      2.48       7.264         630       160,609     82.12       64.12      99.22
MD                         48          17,823,946      2.35       6.715         644       371,332     82.39       90.05      99.71
MN                         58          14,972,992      1.97       7.110         624       258,155     85.45       73.70      96.90
CO                         42          13,037,535      1.72       6.912         632       310,418     80.25       85.11      96.94
GA                         53          12,195,636      1.61       7.451         627       230,106     88.05       61.75     100.00
Other                     708         134,634,743     17.73       7.557         625       190,162     85.94       70.35      98.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                      18      $    9,791,449      1.29%      5.827%        691      $543,969     78.98%      89.17%     96.08%
91915                      11           5,493,755      0.72       6.315         669       499,432     78.79       65.54     100.00
92592                      11           4,874,000      0.64       6.197         658       443,091     82.11       91.79     100.00
92078                       9           4,583,550      0.60       6.113         668       509,283     81.80       78.38     100.00
92563                      10           4,237,992      0.56       6.625         629       423,799     83.05       88.72      91.27
92562                       7           3,894,573      0.51       5.772         668       556,368     78.86       77.53     100.00
92883                       7           3,871,400      0.51       6.150         687       553,057     82.83       68.78     100.00
92009                       8           3,843,255      0.51       5.896         643       480,407     79.76      100.00     100.00
95020                       7           3,770,809      0.50       6.280         655       538,687     78.82       88.07     100.00
92603                       7           3,587,049      0.47       5.938         675       512,436     79.95      100.00     100.00
Other                   2,254         711,265,011     93.68       6.662         651       315,557     82.56       76.44      99.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    25      $    2,622,660      0.35%      7.861%        611      $104,906     80.46%      48.82%    100.00%
181 - 240                   1              67,552      0.01       8.000         564        67,552     84.88      100.00     100.00
241 - 360               2,323         756,522,631     99.65       6.621         652       325,666     82.42       77.06      99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM              3      $    1,150,873      0.15%      7.364%        625      $383,624     89.52%      45.59%    100.00%
15 YEAR FXD IO              1             150,097      0.02       8.000         637       150,097     94.06      100.00     100.00
15yr Fxd                   24           2,472,563      0.33       7.852         609       103,023     79.64       45.71     100.00
2 YR IO                   892         388,147,779     51.13       6.316         657       435,143     81.80       87.63      98.90
2 YR LIBOR ARM            772         152,468,529     20.08       7.533         627       197,498     84.75       51.20      99.46
20yr Fxd                    1              67,552      0.01       8.000         564        67,552     84.88      100.00     100.00
3 YR IO                   171          69,451,214      9.15       6.282         662       406,147     81.83       87.70      99.27
3 YR LIBOR ARM            147          37,940,069      5.00       7.050         644       258,096     86.35       54.05      99.71
30 YEAR FXD IO             17           6,720,809      0.89       6.739         668       395,342     82.41      100.00     100.00
30yr Fxd                  190          41,848,114      5.51       7.034         659       220,253     80.56       62.13      99.31
5 YR IO                    89          40,375,496      5.32       6.089         679       453,657     79.16       92.52      99.90
5 YR LIBOR ARM             17           6,616,172      0.87       6.964         660       389,187     81.79       55.85      92.18
6 Month LIBOR               4           1,579,015      0.21       5.945         678       394,754     84.62       34.61     100.00
6 Month LIBOR IO           21          10,224,560      1.35       5.447         664       486,884     80.77       83.08      96.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               25      $   11,803,575      1.55%      5.514%        666      $472,143     81.29%      76.60%     96.76%
1.51 - 2.00%                3           1,150,873      0.15       7.364         625       383,624     89.52       45.59     100.00
2.51 - 3.00%            2,088         694,999,259     91.54       6.613         652       332,854     82.54       77.79      99.10
N/A                       233          51,259,136      6.75       7.039         658       219,996     80.81       66.46      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            2,116      $  707,953,707     93.25%      6.596%        652      $334,572     82.53%      77.72%     99.06%
N/A                       233          51,259,136      6.75       7.039         658       219,996     80.81       66.46      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                       28      $   12,954,449      1.71%      5.678%        663      $462,659     82.02%      73.84%     97.05%
13 - 24                 1,662         540,156,997     71.15       6.660         649       325,004     82.61       77.43      99.05
25 - 36                   320         107,850,594     14.21       6.554         656       337,033     83.51       75.44      99.43
49 & Above                106          46,991,668      6.19       6.213         677       443,318     79.53       87.36      98.81
N/A                       233          51,259,136      6.75       7.039         658       219,996     80.81       66.46      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            526      $  265,852,425     35.02%      5.620%        681      $505,423     79.03%      87.90%     99.49%
12.00 - 12.49%            233         123,077,737     16.21       6.224         664       528,231     80.85       81.14      99.62
12.50 - 12.99%            241         122,395,807     16.12       6.693         646       507,866     83.14       76.64      99.33
13.00 - 13.49%             75          34,752,343      4.58       7.163         641       463,365     87.06       58.34      96.15
13.50 - 13.99%            131          35,946,357      4.73       7.686         620       274,400     89.24       55.45      97.09
14.00 - 14.49%            459          67,774,802      8.93       8.171         593       147,658     87.07       68.47      98.57
14.50 - 14.99%            338          45,297,231      5.97       8.660         597       134,015     88.33       62.33      98.52
15.00 - 15.49%             97          10,893,334      1.43       9.184         601       112,302     90.11       60.33     100.00
15.50 - 15.99%             15           1,898,785      0.25       9.617         577       126,586     88.21       76.46     100.00
16.00% & Above              1              64,887      0.01      10.125         605        64,887    100.00        0.00     100.00
N/A                       233          51,259,136      6.75       7.039         658       219,996     80.81       66.46      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             826      $  423,521,544     55.78%      5.944%        674      $512,738     78.69%      84.23%     99.10%
5.00 - 5.49%              278         101,626,803     13.39       6.814         641       365,564     87.17       68.89      98.60
5.50 - 5.99%              353          83,379,193     10.98       7.518         621       236,202     88.43       65.22      98.41
6.00 - 6.49%              317          48,950,642      6.45       8.168         597       154,418     89.09       63.83      99.77
6.50 - 6.99%              260          40,254,402      5.30       8.471         597       154,825     89.55       73.09     100.00
7.00% & Above              82          10,221,124      1.35       9.024         575       124,648     88.72       82.59     100.00
N/A                       233          51,259,136      6.75       7.039         658       219,996     80.81       66.46      99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,349      $  759,212,843    100.00%      6.626%        652      $323,207     82.42%      76.96%     99.08%
------------------------------------------------------------------------------------------------------------------------------------

               Group II Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                   $51,259,136

Number of Mortgage Loans:                                              233

Average Scheduled Principal Balance:                              $219,996

Weighted Average Gross Coupon:                                      7.039%

Weighted Average Net Coupon: (2)                                    6.529%

Weighted Average Current FICO Score:                                   658

Weighted Average Original LTV Ratio:                                80.81%

Weighted Average Stated Remaining Term (months):                       347

Weighted Average Seasoning(months):                                      3


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               25      $      979,035      1.91%      8.467%        606      $ 39,161     83.69%      78.71%     90.61%
$50,001 - $75,000          48           3,067,233      5.98       8.266         602        63,901     81.36       77.90      96.19
$75,001 - $100,000         33           2,852,094      5.56       8.359         593        86,427     83.10       54.02      97.18
$100,001 - $125,000        18           2,028,492      3.96       8.255         596       112,694     86.42       71.63     100.00
$125,001 - $150,000        11           1,483,228      2.89       8.339         603       134,839     87.61       62.79     100.00
$150,001 - $200,000        23           3,860,160      7.53       8.182         618       167,833     90.49       42.25     100.00
$200,001 - $250,000         1             248,183      0.48       8.250         560       248,183     90.00      100.00     100.00
$250,001 - $300,000         4           1,062,935      2.07       8.186         643       265,734     97.25       25.15     100.00
$300,001 - $350,000         1             303,196      0.59       8.375         647       303,196     95.00      100.00     100.00
$350,001 - $400,000        16           6,031,539     11.77       6.948         655       376,971     83.04       37.33     100.00
$400,001 & Above           53          29,343,041     57.24       6.388         686       553,642     77.14       75.93     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               1      $      537,388      1.05%      4.999%        789      $537,388     64.29%     100.00%    100.00%
5.00 - 5.49%                4           2,314,225      4.51       5.187         739       578,556     66.54      100.00     100.00
5.50 - 5.99%               11           5,667,323     11.06       5.842         694       515,211     78.39       97.08     100.00
6.00 - 6.49%               17           8,894,974     17.35       6.280         686       523,234     77.68       57.78     100.00
6.50 - 6.99%               25          12,387,754     24.17       6.805         677       495,510     79.47       62.87     100.00
7.00 - 7.49%                8           3,934,540      7.68       7.129         643       491,818     78.72       73.26     100.00
7.50 - 7.99%                2             868,456      1.69       7.807         627       434,228     95.84        0.00     100.00
8.00 - 8.49%              123          13,081,292     25.52       8.171         609       106,352     85.71       60.95      98.34
8.50 - 8.99%               40           3,452,733      6.74       8.671         594        86,318     89.32       53.75      97.93
9.00% & Above               2             120,450      0.23       9.985         613        60,225     93.73       62.71     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                16      $    5,940,798     11.59%      5.970%        757      $371,300     75.94%      75.99%     98.79%
720 - 739                   2             420,272      0.82       6.354         721       210,136     75.09        0.00      87.77
700 - 719                  17           7,374,351     14.39       6.585         708       433,785     82.03       69.11     100.00
680 - 699                  16           7,112,404     13.88       6.472         686       444,525     81.23       83.35     100.00
660 - 679                  16           6,082,587     11.87       6.581         669       380,162     82.44       57.15     100.00
640 - 659                  24           6,367,537     12.42       7.227         649       265,314     80.15       57.16      99.68
620 - 639                  30           5,842,419     11.40       7.431         630       194,747     85.98       51.53      98.88
600 - 619                  21           2,387,352      4.66       8.264         607       113,683     89.22       29.09     100.00
580 - 599                  11           1,343,389      2.62       7.866         585       122,126     74.52       54.58     100.00
560 - 579                  48           5,017,807      9.79       8.105         569       104,538     79.32       79.94      98.40
540 - 559                  32           3,370,221      6.57       8.203         550       105,319     74.63       87.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%              10      $    3,396,690      6.63%      6.282%        661      $339,669     50.67%      68.11%    100.00%
60.01 - 70.00%             17           4,439,669      8.66       6.840         648       261,157     65.80       85.74      98.53
70.01 - 80.00%             90          23,360,147     45.57       6.679         667       259,557     78.39       82.19      99.57
80.01 - 85.00%             23           4,113,511      8.02       7.233         633       178,848     84.63       69.44      97.01
85.01 - 90.00%             34           5,816,014     11.35       7.627         634       171,059     89.86       50.49     100.00
90.01 - 95.00%             36           6,488,730     12.66       7.542         671       180,242     94.62       45.53     100.00
95.01 - 100.00%            23           3,644,375      7.11       8.242         652       158,451     99.32        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation        153      $   34,067,515     66.46%      6.888%        658      $222,663     77.85%     100.00%     99.51%
No Income Verification     74          14,629,817     28.54       7.474         651       197,700     87.51        0.00      99.16
Limited Income
  Verification              3           1,384,529      2.70       6.443         650       461,510     70.75        0.00     100.00
Stated Plus
  Documentation             3           1,177,275      2.30       6.713         739       392,425     94.99        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance         133      $   26,963,971     52.60%      7.201%        645      $202,737     79.00%      65.33%     99.38%
Purchase                   64          17,770,365     34.67       6.584         690       277,662     81.35       86.30      99.31
Refinance                  36           6,524,800     12.73       7.611         626       181,244     86.77       17.10     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            227      $   50,970,044     99.44%      7.032%        658      $224,538     80.81%      66.51%    100.00%
Non-owner Occupied          6             289,092      0.56       8.228         666        48,182     79.77       57.44       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             198      $   43,973,074     85.79%      7.037%        660      $222,086     80.73%      65.64%     99.84%
PUD                        25           5,119,402      9.99       7.208         648       204,776     82.19       59.29      97.32
2-4 Family                  4           1,282,294      2.50       6.529         626       320,573     78.54      100.00      93.74
Condo                       6             884,366      1.73       6.887         645       147,394     80.05      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------

                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         41      $   20,931,628     40.83%      6.330%        685      $510,528     76.47%      82.39%    100.00%
NY                         15           5,548,194     10.82       6.752         651       369,880     78.18       50.06      99.07
TX                         46           4,433,024      8.65       8.034         622        96,370     83.47       70.14      97.93
IL                          9           2,879,623      5.62       6.930         670       319,958     88.03       28.67     100.00
FL                         17           2,753,101      5.37       7.674         635       161,947     82.79       72.29      97.62
OH                         17           1,718,857      3.35       8.414         603       101,109     90.18       55.55     100.00
MO                         12           1,282,187      2.50       8.291         619       106,849     86.88       43.46     100.00
MI                          9           1,104,830      2.16       8.310         612       122,759     92.44       20.41     100.00
OR                          3             992,178      1.94       6.580         698       330,726     72.10       58.35     100.00
GA                          5             940,605      1.83       7.487         675       188,121     90.22       30.04     100.00
Other                      59           8,674,909     16.92       7.643         634       147,032     84.30       63.65      99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92508                       1      $      872,558      1.70%      7.000%        708      $872,558     77.09%     100.00%    100.00%
95687                       2             764,535      1.49       7.118         716       382,267     94.51       49.18     100.00
94403                       1             760,000      1.48       6.250         685       760,000     80.00      100.00     100.00
90254                       1             757,296      1.48       6.625         686       757,296     80.00      100.00     100.00
11770                       1             702,610      1.37       6.875         705       702,610     61.30      100.00     100.00
91913                       1             650,000      1.27       6.375         647       650,000     74.54      100.00     100.00
91320                       1             648,045      1.26       5.990         703       648,045     79.75      100.00     100.00
93449                       1             647,238      1.26       6.875         704       647,238     77.38      100.00     100.00
11797                       1             633,567      1.24       6.250         680       633,567     80.00        0.00     100.00
92807                       1             627,237      1.22       6.750         687       627,237     89.86      100.00     100.00
Other                     222          44,196,049     86.22       7.105         652       199,081     81.02       63.41      99.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    25      $    2,622,660      5.12%      7.861%        611      $104,906     80.46%      48.82%    100.00%
181 - 240                   1              67,552      0.13       8.000         564        67,552     84.88      100.00     100.00
241 - 360                 207          48,568,923     94.75       6.993         661       234,632     80.82       67.37      99.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 YEAR FXD IO              1      $      150,097      0.29%      8.000%        637      $150,097     94.06%     100.00%    100.00%
15yr Fxd                   24           2,472,563      4.82       7.852         609       103,023     79.64       45.71     100.00
20yr Fxd                    1              67,552      0.13       8.000         564        67,552     84.88      100.00     100.00
30 YEAR FXD IO             17           6,720,809     13.11       6.739         668       395,342     82.41      100.00     100.00
30yr Fxd                  190          41,848,114     81.64       7.034         659       220,253     80.56       62.13      99.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                    233      $   51,259,136    100.00%      7.039%        658      $219,996     80.81%      66.46%     99.44%
------------------------------------------------------------------------------------------------------------------------------------

                  Group II Mortgage Loans - ARM Collateral (1)

 Scheduled Principal Balance:                                       $707,953,707

 Number of Mortgage Loans:                                                 2,116

 Average Scheduled Principal Balance:                                   $334,572

 Weighted Average Gross Coupon:                                           6.596%

 Weighted Average Net Coupon: (2)                                         6.086%

 Weighted Average Current FICO Score:                                        652

 Weighted Average Original LTV Ratio:                                     82.53%

 Weighted Average Stated Remaining Term (months):                            357

 Weighted Average Seasoning(months):                                           3

 Weighted Average Months to Roll:                                             25

 Weighted Average Gross Margin:                                            4.73%

 Weighted Average Initial Rate Cap:                                        2.97%

 Weighted Average Periodic Rate Cap:                                       1.00%

 Weighted Average Gross Maximum Lifetime Rate:                            12.60%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
 Current Principal        of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
     Balance             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000               54      $    2,169,758      0.31%      8.576%        577      $ 40,181     81.81%      80.52%     94.74%
$50,001 - $75,000         167          10,481,736      1.48       8.598         575        62,765     81.37       78.96      97.31
$75,001 - $100,000        161          14,021,742      1.98       8.425         581        87,092     84.39       74.39      96.97
$100,001 - $125,000       126          14,250,067      2.01       8.432         589       113,096     86.94       68.96      98.40
$125,001 - $150,000       136          18,591,088      2.63       8.397         598       136,699     88.29       60.97      99.21
$150,001 - $200,000       168          29,235,254      4.13       8.312         594       174,019     88.90       61.47      99.43
$200,001 - $250,000        76          16,691,500      2.36       8.340         597       219,625     88.35       76.40     100.00
$250,001 - $300,000        48          13,072,752      1.85       8.283         620       272,349     90.38       41.98      97.90
$300,001 - $350,000        28           9,074,073      1.28       8.310         605       324,074     89.22       67.22      96.53
$350,001 - $400,000       273         103,440,612     14.61       6.328         655       378,903     83.36       72.51      98.17
$400,001 & Above          879         476,925,126     67.37       6.177         666       542,577     81.04       82.05      99.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Current Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Current Rate             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              31      $   15,316,405      2.16%      4.842%        713      $494,078     79.75%      94.18%    100.00%
5.00 - 5.49%              105          52,050,614      7.35       5.256         689       495,720     79.53       91.67     100.00
5.50 - 5.99%              390         198,485,406     28.04       5.776         677       508,937     78.85       86.43      99.31
6.00 - 6.49%              233         123,077,737     17.38       6.224         664       528,231     80.85       81.14      99.62
6.50 - 6.99%              241         122,395,807     17.29       6.693         646       507,866     83.14       76.64      99.33
7.00 - 7.49%               75          34,752,343      4.91       7.163         641       463,365     87.06       58.34      96.15
7.50 - 7.99%              131          35,946,357      5.08       7.686         620       274,400     89.24       55.45      97.09
8.00 - 8.49%              459          67,774,802      9.57       8.171         593       147,658     87.07       68.47      98.57
8.50 - 8.99%              338          45,297,231      6.40       8.660         597       134,015     88.33       62.33      98.52
9.00% & Above             113          12,857,005      1.82       9.253         597       113,779     89.88       62.41     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Credit Score             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               103      $   48,968,891      6.92%      5.980%        763      $475,426     82.69%      74.24%     98.92%
720 - 739                  73          34,124,616      4.82       6.098         728       467,460     82.52       78.97      97.82
700 - 719                 118          54,508,051      7.70       6.165         708       461,933     82.53       71.28      97.55
680 - 699                 199          89,595,707     12.66       6.133         689       450,230     82.36       77.17      98.87
660 - 679                 183          85,272,983     12.04       6.159         668       465,973     81.98       73.75      98.75
640 - 659                 242         107,606,533     15.20       6.285         648       444,655     81.09       77.62      99.20
620 - 639                 247          98,305,102     13.89       6.600         629       397,996     85.05       72.93      99.85
600 - 619                 166          64,603,282      9.13       6.587         609       389,176     81.43       79.43     100.00
580 - 599                 112          29,238,811      4.13       7.613         590       261,061     84.82       80.71      99.86
560 - 579                 356          55,620,927      7.86       8.078         570       156,239     83.86       86.20      98.31
540 - 559                 317          40,108,804      5.67       8.363         549       126,526     79.88       94.66     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Lien                     Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
First Lien              2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Original LTV             Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%              42      $   14,438,734      2.04%      6.631%        625      $343,779     52.93%      72.43%     97.51%
60.01 - 70.00%             83          35,064,981      4.95       6.316         644       422,470     67.14       77.61      99.10
70.01 - 80.00%            930         383,020,804     54.10       6.073         666       411,850     79.22       88.92      99.53
80.01 - 85.00%            287          63,886,181      9.02       7.344         604       222,600     84.39       75.85      97.50
85.01 - 90.00%            434         121,047,578     17.10       7.252         626       278,911     89.65       72.90      97.86
90.01 - 95.00%            177          59,758,486      8.44       7.072         665       337,619     94.63       58.72     100.00
95.01 - 100.00%           163          30,736,943      4.34       8.343         675       188,570     99.87        0.52     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Documentation

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Documentation            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation      1,579      $  550,223,100     77.72%      6.463%        649      $348,463     81.40%     100.00%     98.90%
No Income Verification    365          83,254,308     11.76       7.543         647       228,094     88.37        0.00      99.37
Stated Plus
  Documentation           141          65,645,767      9.27       6.493         678       465,573     84.54        0.00     100.00
Limited Income
  Verification             30           8,710,921      1.23       6.687         675       290,364     83.51        0.00      99.03
No Documentation            1             119,612      0.02       8.250         700       119,612     80.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Purpose                  Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                1,149      $  440,050,597     62.16%      6.308%        668      $382,986     82.45%      84.02%     98.80%
Cashout Refinance         829         231,559,295     32.71       7.067         625       279,324     82.56       71.70      99.63
Refinance                 138          36,343,815      5.13       7.073         626       263,361     83.35       39.78      98.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Occupancy                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,086      $  701,283,766     99.06%      6.591%        652      $336,186     82.53%      77.59%    100.00%
Non-owner Occupied         30           6,669,941      0.94       7.130         677       222,331     82.85       90.89       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------

                          Distribution by Property Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Property Type            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,511      $  463,626,587     65.49%      6.679%        646      $306,834     82.76%      76.52%     99.41%
PUD                       409         175,922,216     24.85       6.359         658       430,128     81.30       83.39      98.93
Condo                     131          45,724,175      6.46       6.481         670       349,040     83.50       75.70      98.99
2-4 Family                 63          22,427,998      3.17       6.944         673       356,000     85.60       61.90      92.99
Modular                     2             252,732      0.04       8.583         560       126,366     77.03      100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
State                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        866      $  424,908,563     60.02%      6.113%        666      $490,657     80.67%      84.58%     99.17%
NY                         80          27,630,009      3.90       6.985         667       345,375     85.01       60.70      98.13
MI                        131          21,573,380      3.05       7.701         614       164,682     87.44       56.13      99.81
FL                        103          20,607,726      2.91       7.537         629       200,075     86.39       62.15      98.52
IL                         52          19,819,684      2.80       6.925         644       381,148     84.73       38.71     100.00
MD                         47          17,440,546      2.46       6.711         644       371,075     82.38       89.83      99.70
MN                         57          14,424,992      2.04       7.129         621       253,070     85.66       72.70      96.78
TX                         71          14,358,229      2.03       7.027         633       202,229     81.70       62.26      99.62
CO                         41          12,948,707      1.83       6.902         632       315,822     80.44       85.69      96.92
GA                         48          11,255,032      1.59       7.448         623       234,480     87.87       64.40     100.00
Other                     620         122,986,840     17.37       7.533         624       198,366     86.04       71.58      98.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Zip                      Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                      17      $    9,141,449      1.29%      5.788%        694      $537,732     79.30%      88.39%     95.81%
91915                      11           5,493,755      0.78       6.315         669       499,432     78.79       65.54     100.00
92592                      11           4,874,000      0.69       6.197         658       443,091     82.11       91.79     100.00
92078                       9           4,583,550      0.65       6.113         668       509,283     81.80       78.38     100.00
92563                      10           4,237,992      0.60       6.625         629       423,799     83.05       88.72      91.27
92562                       7           3,894,573      0.55       5.772         668       556,368     78.86       77.53     100.00
92883                       7           3,871,400      0.55       6.150         687       553,057     82.83       68.78     100.00
92009                       8           3,843,255      0.54       5.896         643       480,407     79.76      100.00     100.00
95020                       7           3,770,809      0.53       6.280         655       538,687     78.82       88.07     100.00
95124                       6           3,434,579      0.49       5.858         677       572,430     81.65      100.00     100.00
Other                   2,023         660,808,346     93.34       6.633         651       326,648     82.68       77.24      99.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Remaining Months          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  to Maturity            Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360               2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Amortization Type

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Amortization Type        Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR ARM              3      $    1,150,873      0.16%      7.364%        625      $383,624     89.52%      45.59%    100.00%
2 YR IO                   892         388,147,779     54.83       6.316         657       435,143     81.80       87.63      98.90
2 YR LIBOR ARM            772         152,468,529     21.54       7.533         627       197,498     84.75       51.20      99.46
3 YR IO                   171          69,451,214      9.81       6.282         662       406,147     81.83       87.70      99.27
3 YR LIBOR ARM            147          37,940,069      5.36       7.050         644       258,096     86.35       54.05      99.71
5 YR IO                    89          40,375,496      5.70       6.089         679       453,657     79.16       92.52      99.90
5 YR LIBOR ARM             17           6,616,172      0.93       6.964         660       389,187     81.79       55.85      92.18
6 Month LIBOR               4           1,579,015      0.22       5.945         678       394,754     84.62       34.61     100.00
6 Month LIBOR IO           21          10,224,560      1.44       5.447         664       486,884     80.77       83.08      96.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Initial Periodic          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
      Cap                Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               25      $   11,803,575      1.67%      5.514%        666      $472,143     81.29%      76.60%     96.76%
1.51 - 2.00%                3           1,150,873      0.16       7.364         625       383,624     89.52       45.59     100.00
2.51 - 3.00%            2,088         694,999,259     98.17       6.613         652       332,854     82.54       77.79      99.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Periodic                  of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
  Cap                    Loans          Balance      Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Months To                 of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Rate Reset               Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-12                       28      $   12,954,449      1.83%      5.678%        663      $462,659     82.02%      73.84%     97.05%
13 - 24                 1,662         540,156,997     76.30       6.660         649       325,004     82.61       77.43      99.05
25 - 36                   320         107,850,594     15.23       6.554         656       337,033     83.51       75.44      99.43
49 & Above                106          46,991,668      6.64       6.213         677       443,318     79.53       87.36      98.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------

                        Distribution by Life Maximum Rate

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
Life Maximum              of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
    Rate                 Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            526      $  265,852,425     37.55%      5.620%        681      $505,423     79.03%      87.90%     99.49%
12.00 - 12.49%            233         123,077,737     17.38       6.224         664       528,231     80.85       81.14      99.62
12.50 - 12.99%            241         122,395,807     17.29       6.693         646       507,866     83.14       76.64      99.33
13.00 - 13.49%             75          34,752,343      4.91       7.163         641       463,365     87.06       58.34      96.15
13.50 - 13.99%            131          35,946,357      5.08       7.686         620       274,400     89.24       55.45      97.09
14.00 - 14.49%            459          67,774,802      9.57       8.171         593       147,658     87.07       68.47      98.57
14.50 - 14.99%            338          45,297,231      6.40       8.660         597       134,015     88.33       62.33      98.52
15.00 - 15.49%             97          10,893,334      1.54       9.184         601       112,302     90.11       60.33     100.00
15.50 - 15.99%             15           1,898,785      0.27       9.617         577       126,586     88.21       76.46     100.00
16.00% & Above              1              64,887      0.01      10.125         605        64,887    100.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                     Weighted
                                                     Pct. Of     Weighted     Weighted                 Avg.
                         Number                      Pool By       Avg.         Avg.        Avg.      Combo.       Pct.       Pct.
                          of          Principal     Principal     Gross       Current    Principal   Original      Full      Owner
Margin                   Loans         Balance       Balance     Coupon        FICO       Balance      LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below             826      $  423,521,544     59.82%      5.944%        674      $512,738     78.69%      84.23%     99.10%
5.00 - 5.49%              278         101,626,803     14.36       6.814         641       365,564     87.17       68.89      98.60
5.50 - 5.99%              353          83,379,193     11.78       7.518         621       236,202     88.43       65.22      98.41
6.00 - 6.49%              317          48,950,642      6.91       8.168         597       154,418     89.09       63.83      99.77
6.50 - 6.99%              260          40,254,402      5.69       8.471         597       154,825     89.55       73.09     100.00
7.00% & Above              82          10,221,124      1.44       9.024         575       124,648     88.72       82.59     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,116      $  707,953,707    100.00%      6.596%        652      $334,572     82.53%      77.72%     99.06%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FFML 2005-FF2 -- Launch and Updated Termsheet (external) $1,686.265 mm apprx GS Lead Manager/Books

Class  S&P/Mdys  Size(mm)   AvL  Cred Sup  Prin Window  Launch
A1     AAA/Aaa   $787.256   2.45   20.70%   05/05-06/12  NA
A2A    AAA/Aaa   $330.307   1.00   20.70%   05/05-04/07  L+9
A2B    AAA/Aaa   $175.288   3.00   20.70%   04/07-04/10  L+18
A2C    AAA/Aaa    $92.139   6.52   20.70%   04/10-06/12  L+31
M1     AA+/Aa1    $65.495   4.97   16.95%   10/08-06/12  L+40
M2      AA/Aa2    $59.381   4.92   13.55%   08/08-06/12  L+44
M3      AA/Aa3    $34.931   4.90   11.55%   07/08-06/12  L+48
M4     AA-/A1     $29.691   4.88    9.85%   07/08-06/12  L+59
M5      A+/A2     $28.817   4.88    8.20%   06/08-06/12  L+63
M6       A/A3     $25.325   4.86    6.75%   06/08-06/12  L+70
B1      A-/Baa1   $22.704   4.86    5.45%   06/08-06/12  NA
B2    BBB+/Baa2   $20.085   4.85    4.30%   05/08-06/12  NA
B3     BBB/Baa3   $14.846   4.84    3.45%   05/08-06/12  NA

Expected pricing - 4/1/2005
Expected settlement - 4/28/2005

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML 2005-FF2 -- CUSIPs/ISINs (external)

Class    CUSIP         ISIN
A1       36242D M6 7   US36242DM674
A2A      36242D M7 5   US36242DM757
A2B      36242D M8 3   US36242DM831
A2C      36242D M9 1   US36242DM914
M1       36242D N2 5   US36242DN250
M2       36242D N3 3   US36242DN334
M3       36242D N4 1   US36242DN417
M4       36242D N5 8   US36242DN581
M5       36242D N6 6   US36242DN664
M6       36242D N7 4   US36242DN748
B1       36242D N8 2   US36242DN821
B2       36242D N9 0   US36242DN904
B3       36242D P2 3   US36242DP230

Disclaimer:
This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.